UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-02064

PAX WORLD FUNDS SERIES TRUST I
(Exact name of registrant as specified in charter)

30 Penhallow Street, Suite 400, Portsmouth, NH			03801
(Address of principal executive offices)			(Zip code)

Pax World Management LLC 30 Penhallow Street, Suite 400, Portsmouth, NH 03801 Attn.: Joseph Keefe
(Name and address of agent for service)

Registrant’s telephone number, including area code:		800-767-1729

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC  20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1.                                 Reports to Stockholders

December 31, 2012

ANNUAL
REPORT

The ESG Managers Asset Allocation Portfolios

ESG Managers® Aggressive Growth Portfolio

ESG Managers® Growth Portfolio

ESG Managers® Moderate Portfolio

ESG Managers® Conservative Portfolio

Pax World Management LLC is the investment adviser to ESG Managers® Portfolios

Table of Contents

Letter to Shareholders	2
Portfolio Commentary	7
Portfolio Highlights
ESG Managers® Aggressive Growth Portfolio	13
ESG Managers® Growth Portfolio	17
ESG Managers® Moderate Portfolio	21
ESG Managers® Conservative Portfolio	25
Sustainability Update	29
Shareholder Expense Examples	32
Schedules of Investments	34
Statements of Assets and Liabilities	60
Statements of Operations	64
Statements of Changes in Net Assets	66
Statements of Changes in Net Assets—Shares of Beneficial Interest	68
Financial Highlights	70
Notes to Financial Statements	74
Report of the Independent Registered Public Accounting Firm	93

For More Information

General Fund Information

877.374.7678

Shareholder Account Information

888.374.8920

Account Inquiries

ESG Managers Portfolios

P.O. Box 55389

Boston, MA 02205-5389

Investment Adviser

Pax World Management LLC

30 Penhallow Street, Suite 400

Portsmouth, NH 03801

Transfer and
Dividend Disbursing Agent

Boston Financial Data Services

P.O. Box 55389

Boston, MA 02205-5389

Custodian

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Letter to Shareholders

by Joseph Keefe, President & CEO

Dear fellow shareholders,

In the investment world, 2012 was a curious year. Markets remained somewhat volatile, the economy continued to stumble through an anemic recovery, businesses were reluctant to hire, money remained on the sidelines, and "uncertainty" seemed to be the recurring explanation for why things weren't getting any better. Uncertainty over Europe's fiscal situation, uncertainty about slowing growth in China, the U.S. election, the so-called "fiscal cliff," changes in tax policy... Every piece of good news, and there was some—lower household debt, improved consumer sentiment and spending, home prices recovering, banks starting to lend after repairing their balance sheets—was greeted with a big, "Yes, but... there's still so much uncertainty."

At year end, however, the S&P 500 Index1 was up 16.00%, the Russell 2000 Index2 of small-cap stocks was up 16.35%, the Lipper High Yield Bond Funds Index3 was up 15.40% and international developed markets as represented by the MSCI EAFE Index4 were up 17.32%. Markets performed quite well, in other words, even against a backdrop of caution and uncertainty.

As the year closed, Congress wisely chose to steer clear of the fiscal cliff and a self-inflicted recession. President Obama got some of the revenue he wanted and we will have to see what transpires in the next act of the seemingly endless drama over spending and taxes. My strong sense is that, should Congress and the President avoid budget sequestration, which would be as silly as it is destructive, and perhaps even come to terms on an earnest long-term deficit reduction and economic growth package, this would send the mother of all positive signals to the market. Much of the uncertainty, much of the delayed hiring and pent-up demand, much of the cash on the sidelines, would suddenly dissipate. A full-fledged recovery could begin to take shape. In fact, one could argue that it is already underway—if only policy makers would not undermine it.

Herein you will find information about the performance of our ESG Managers Portfolios in 2012. Once again, we are pleased to be offering these multi-manager asset allocation funds, powered by Morningstar Associates, as a turnkey solution for investors, advisors and retirement plans interested in sustainable investing options.

At Pax World, our view is that sustainable investors need to remain focused on the long term even as companies, markets and policy makers too often allow the short-term to dominate. The preoccupation with short-term profit at the expense of more meaningful long-term metrics is taking an increasing toll. In 2012, that toll arguably included Hurricane Sandy. In fact, the environmental fallout from our current economic paradigm is becoming acute. All of earth's natural systems—air, water, minerals, oil, forests and rainforests, soil, wetlands, fisheries, coral reefs, the oceans themselves—are in serious decline. Climate change (and the altered weather patterns associated with it) may be the most urgent crisis but it is really only a symptom. "The problem," as Australian ecologist Paul Gilding has written, "is the delusion that we can have infinite quantitative economic growth, that we can keep having more and more stuff, on a finite planet."5

Our ability to address climate change and other environmental and resource challenges has been hampered by our long-time underinvestment in infrastructure. My own view is that we need to be sounding the alarm about climate change, resource scarcity and the need for a massive public/private investment in clean energy, energy efficiency and other resource optimization technologies. The problem is not going away. A warming climate, rising global population, a growing middle class in developing nations, increased demand for resources, including food and water, rising commodity prices... The age of resource scarcity is upon us.

As a result of these trends, we see a rapidly accelerating global demand for efficiency solutions in the areas of energy (renewable energy and energy efficiency), water (water infrastructure and technologies, pollution control) and waste (waste management and technologies, environmental support services). And we see growing demand for sustainable investment solutions more generally. Sustainable investing offers investors strategies to manage the risks and take advantage of the opportunities associated with the transition to a low-carbon, resource-efficient global economy. It offers a way for investors to be part of the solution rather than part of the problem, and to align their investments with the urgent need for solutions to these critical issues.

2012 was a challenging year but something tells me 2013 will be too. That's OK. In fact, that's what we are here for: to help investors manage their way through these challenges times. The fundamental premise underlying sustainable investing is that business corporations and markets need to alter their focus from maximizing short-term profit to maximizing long-term value, and long-term value must expressly include the societal benefits associated with or derived from economic activity. The connections between economic output and ecological/societal health should not be incidental, let alone negative, but must be expressly and positively linked. At Pax World, we promise to stay committed to this approach, which in the long run we think best serves investors, society and the planet.

Peace,

Joseph F. Keefe
President and CEO

1The S&P 500 Index is an unmanaged index of large capitalization common stocks.

2The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

3The Lipper High Yield Bond Funds Index tracks the results of the 30 largest mutual funds in the Lipper High Current Yield Bond Funds Average. The Lipper High Current Yield Bond Funds Average is a total return performance average of mutual funds tracked by Lipper, Inc. that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions and tend to invest in lower grade debt issues. The Lipper High Current Yield Bond Funds Index is not what is typically considered an "index" because it tracks the performance of other mutual funds rather than changes in the value of a group of securities, a securities index or some other traditional economic indicator.

4The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE Index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Performance for the MSCI EAFE Index is shown "net", which includes dividend reinvestments after deduction of foreign withholding tax.

5Paul Gilding, the Great Disruption, Bloomsbury Press, 2011, p. 186.

Performance Information

Commentary The portfolio manager commentaries in this report provide insight from the respective fund managers in an effort to help you examine your fund. The views expressed therein are those of the portfolio managers and are for the period covered by this report. Such commentary does not necessarily represent the views of the Board of Trustees of your fund. The views expressed herein are subject to change at any time based upon market and/or other conditions and Pax World Management LLC and the funds disclaim any responsibility to update such views. The commentaries should not be relied upon as investment advice.

Historical performance Historical performance can be evaluated in several ways. Each fund's portfolio highlights provide total and average annual total returns. A comparison of this historical data to an appropriate benchmark is also provided. These performance figures include changes in a fund's share price, plus reinvestment of any dividends (generally income) and any capital gains (generally profits the fund earns when it sells securities that have grown in value).

The ESG Managers® Portfolios use multiple managers ("Sleeve Subadvisers") and direct investments in mutual funds to seek to achieve their investment objectives, and each Sleeve Subadviser seeks to invest the assets of its sleeve(s) in securities consistent with its investment style (e.g., large cap growth, small cap value, intermediate term bond) and within the parameters established by Morningstar Associates, LLC for the Funds. The Sleeve Subadvisers include experienced managers of mutual funds and separately managed accounts that also follow Environmental, Social and Governance (ESG) criteria. These funds or separate accounts serve as models upon which Morningstar Associates, LLC has designed the sleeves' investment parameters. The chart below lists these strategies.

Sleeve Subadviser or Fund Manager	Strategy
Access Capital Strategies	Investment Grade Fixed Income*
Ariel Investments, LLC	Small/Mid Cap Value
ClearBridge Advisors, LLC	Large Cap Value
Community Capital Management, Inc.	Investment Grade Fixed Income*
Miller/Howard Investments, Inc.	Equity Income
Everence Capital Management	Investment Grade Fixed Income
Neuberger Berman Management, LLC	Large Cap Blend
Parnassus Investments	Equity Income
Parnassus Investments	Small Cap
Portfolio 21 Investments	World Stock
Pax World Management LLC	Multi-Cap Equity
Pax World Management LLC	Passive Large Cap Blend*
Pax World Management LLC	Global Environmental Markets
Pax World Management LLC	High Yield Bond*
Pax World Management LLC	Mixed Asset*
Pax World Management LLC	Real Return
Pax World Management LLC	International Equity*
Pax World Management LLC	Passive International Equity*
PIMCO	Income*
Schroder Investment Management, Ltd.	Emerging Markets Equity*
TIAA-CREF	Social Choice Bond*

There can be no assurance that the performance of any Fund will be comparable to that of any model mutual fund or separate account strategy referred to above, or that the results achieved by a Sleeve Subadviser will correlate closely to that of the applicable model mutual fund or separate account strategy.

*Some or all of the Sleeve Strategy is represented by direct investments in mutual fund shares (see Schedules of Investments).

December 31, 2012

Portfolio Commentary

Portfolio Construction

Advisers

Jon Hale, Ph.D., CFA, Managing Consultant, Morningstar Associates & Peter Di Teresa, Senior Investment Consultant, Morningstar Associates

The ESG Managers Portfolios are diversified, multi-strategy funds, consisting of underlying equity and fixed-income strategies, all of which incorporate Environmental, Social, and Governance (ESG) factors in their investment process. The underlying strategies consist of separate accounts, mutual funds, and exchange-traded funds (ETFs). Assets are allocated to the underlying strategies by Morningstar Associates primarily on the basis of its long-term strategic asset allocation targets. Allocations may diverge from long-term targets due to specific market conditions and active decisions made by underlying managers or Morningstar Associates, in its role as portfolio construction manager. Under normal circumstances, the Aggressive Growth Portfolio will consist primarily of underlying equity strategies; the Growth Portfolio will invest approximately 80% in equities and 20% in bonds or cash; the Moderate Portfolio will invest approximately 60% in equities and 40% in bonds or cash; and the Conservative Portfolio will invest approximately 35% in equities and 65% in bonds or cash.

Equity markets in 2012 continued to be influenced by economic policymakers' moves to ease the euro debt crisis and spur economic growth rather than by fundamentals. Stocks soared during the first quarter as the European Central Bank (ECB) set up a liquidity facility to ease concerns over the euro zone debt crisis and the U.S. economy showed fresh signs of recovery. The second quarter saw stocks lose ground reflecting increased concern in Europe about Spain and worries that the U.S. recovery had stalled, prompting policymakers to ride to the rescue again. The ECB announced its program to buy short-term bonds to prevent borrowing costs from soaring for countries that formally request assistance. And the U.S. Federal Reserve announced another round of quantitative easing focused on buying mortgage debt. Stocks rebounded from June to October. After some post-election ups and downs ahead of the fiscal-cliff negotiations, the S&P 500 Index1 ended the year up 16.00%; the MSCI EAFE Index2 gained 17.32%, and the MSCI Emerging Markets Index3 18.22%.

The bond market locked in another solid year as the same forces that bolstered stocks pushed credit-sensitive bonds higher. While the Barclays U.S. Aggregate

December 31, 2012

Portfolio Commentary, continued

Bond Index4 gained 4.22% in 2012, the Barclays U.S. Corporate High Yield Index4 rose an impressive 15.81% as investors bid up the prices of securities offering generous yields. Government bonds rose modestly, as market yields trended lower for much of the year. The yield on the benchmark 10-year Treasury finished 2012 at 1.76%, down a bit from 1.95% at the start of the year. Inflation protected bonds gained more than the broad Barclays U.S. Aggregate Bond Index5 as the Federal Reserve's commitment to keep interest rates low led the market to favor long-term bonds over the course of the year.

Against that backdrop, the ESG Managers Portfolios posted one-year total returns ranging from 7% for the Conservative portfolio to 11% for the Aggressive Growth portfolio. The Portfolios' diversified strategic asset allocation was a plus for the year, as our diversification into areas such as emerging-markets equities, U.S. smaller-cap stocks, and high-yield bonds improved returns over their basic benchmarks that include only large-cap U.S. and non-U.S. stocks and intermediate-term bonds. It was a challenging year for many of our active underlying managers, however, as equity markets continued to trade on sentiment towards macro-economic issues. That was the case, at least, until late summer, when correlations between stocks began to ease. So while our Portfolios posted healthy gains for investors, they lagged their blended benchmarks.

Most of that relative underperformance came in the first quarter, as our three core U.S. large-cap strategies, ClearBridge ESG Large Cap Value, Neuberger Berman Socially Responsive, and Parnassus Equity Income, significantly—and uncharacteristically—underperformed. All were underweight financials, which rallied in the indiscriminant risk-on market. Yet their positioning was prudent, in our view, because it is difficult to get a handle on how big banks are going to make money in the aftermath of the financial crisis and amid the continuing uncertainty caused by the euro debt crisis. Another key to our managers' first-quarter underperformance was the so-called Apple effect. The largest holding in the S&P 500 Index, Apple surged to a near 50% gain in the first quarter. None of our core managers held the stock. While Neuberger Berman and, to a lesser extent, Parnassus Equity Income, had significant technology stakes, their tech names were lower-beta6 stocks they believe have the potential to grow as the economy expands. Those types of stocks lagged in the first quarter.

While the Portfolios never caught up to their benchmarks over the course of 2012, they did perform better from August through the end of the year. This gives us

December 31, 2012

Portfolio Commentary, continued

confidence that our stable of underlying strategies—most of them actively managed—is returning to the relative performance patterns that caused us to select them for these Portfolios in the first place. We suspect that the environment of the last few years has simply lengthened the time needed for their stock picks to demonstrate their fundamental value.

Aggressive Growth Portfolio

For the period from January 1, 2012 through December 31, 2012, the ESG Managers Aggressive Growth Portfolio had a total return of 11.04%, while its Blended Benchmark7 had a total return of 16.55%.

Nearly all of the relative underperformance for the year came in the first quarter among our core U.S. large-cap managers. For the year overall, Miller/Howard Income-Equity, Neuberger Berman Socially Responsive, ClearBridge ESG Large Cap Value, and Pax World International Fund, were the biggest detractors. Schroder Emerging Market Equity Fund, Pax World Global Environmental Markets Fund, Pax MSCI North America ESG Index ETF and Parnassus Small Cap were the biggest contributors.

Growth Portfolio

For the period from January 1, 2012 through December 31, 2012, the ESG Managers Growth Portfolio had a total return of 10.60%, while its Blended Benchmark8 had a total return of 14.09%.

Nearly all of the relative underperformance occurred in the first quarter among our core U.S. large-cap managers. For the year overall, Miller-Howard Income/Equity, Neuberger Berman Socially Responsive, Parnassus Equity Income, and Pax World Real Return were the biggest detractors. Schroder Emerging Market Equity Fund, Pax MSCI North America ESG Index ETF, and Parnassus Small Cap were the biggest contributors.

Moderate Portfolio

For the period from January 1, 2012 through December 31, 2012, the ESG Managers Moderate Portfolio had a total return of 9.02%, while its Blended Benchmark9 had a total return of 11.64%.

Nearly all of the relative underperformance occurred in the first quarter among our core U.S. large-cap managers. For the year overall, Miller-Howard Income-Equity, Neuberger Berman Socially Responsive, and Pax World Real Return were

December 31, 2012

Portfolio Commentary, continued

the biggest detractors. Everence Intermediate Bond, Schroder Emerging Market Equity Fund, and Pax MSCI North America ESG Index ETF were the biggest contributors.

Conservative Portfolio

For the period from January 1, 2012 through December 31, 2012, the ESG Managers Conservative Portfolio had a total return of 6.99%, while its Blended Benchmark10 had a total return of 8.57%.

About half of the Portfolio's relative underperformance came from its underlying equity managers and half from its underlying bond managers. As with the other Portfolios, most of the equity managers' underperformance came in the first quarter among the core U.S. large-cap managers. The biggest detractors for the year were Pax World Real Return, Miller/Howard Income-Equity, and Neuberger Berman Socially Responsive. The biggest contributors were Everence Intermediate Bond, Schroder Emerging Market Equity Fund, and Parnassus Small Cap.

Outlook

As we write in mid-January 2013, we view the stock market as close to fairly valued. In fact, the rally that followed the fiscal-cliff compromise in early January pushed stocks covered by Morningstar to 100% of fair value, based on a market-capitalization weighted average, up from 91% at the end of 2012's third quarter. Nonetheless, despite low gross domestic product (GDP) growth forecasts for 2013, there are plenty of signs of improvement in the U.S. economy—enough to result in some earnings growth even in the absence of further margin improvements. We expect U.S. stocks to earn positive returns in 2013, although more modest than in 2012 when the S&P 500 gained 16.00%. We regard international stocks as also close to fairly valued after their strong run-up in the last half of 2012 and, while the debt crisis has abated somewhat, much of Europe remains in recession. Thus, we see U.S. stocks as both safer and more promising this year and therefore expect to maintain an overweight to US stocks in the Portfolio. With the outlook for emerging markets somewhat brighter than in non-U.S. developed markets—we expect some acceleration of growth and reduced risk of a contagious downturn from Europe's debt problems—we expect to maintain a full allocation in emerging markets.

With the market at fair value as of this writing, it is difficult to predict its shorter-term direction. It does appear, however, that we may be entering an environment in which stock selection returns to the fore. The abnormally high correlation of

December 31, 2012

Portfolio Commentary, continued

markets driven by macroeconomic and political factors showed signs of abating in the last four months of the year. That would be good news for the ESG Managers Portfolios, which have labored under the headline-driven risk-on/risk-off environment throughout their three-year history. Almost all of our underlying managers are active stock-pickers who we expect to thrive in an environment in which fundamentals come to the fore.

On the bond side of the Portfolio, we are diversifying our exposure by adding positions to TIAA-CREF Social Choice Bond and PIMCO Income funds. The former gives us intermediate-bond exposure that includes corporates, agencies, mortgage-backed securities, and munis—all subject to ESG guidelines—as well as US Treasuries, up to 5% in foreign government bonds, and at least 10% in proactive social investments. PIMCO Income is a multi-sector fund that gives us additional exposure to higher yielding credits. While the fund doesn't have explicit ESG guidelines, PIMCO as a firm has recently signed the UN Principles of Responsible Investing, hired a head of global sustainability initiatives, and incorporated ESG factors in its analysis.

1The S&P 500 Index is an unmanaged index of large capitalization common stocks.

2The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE Index consists of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Performance for the MSCI EAFE Index is shown "net", which includes dividend reinvestments after deduction of foreign withholding tax.

3The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. Performance for the MSCI Emerging Markets Index is shown "net", which includes dividend reinvestments after deduction of foreign withholding tax.

4The Barclays U.S. Corporate High Yield Index is an unmanaged index that covers the universe of fixed-rate, noninvestment-grade debt.

5The Barclays U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities and asset-backed securities.

6Beta is a measure of a stock's volatility relative to the market.

7The Blended Benchmark is composed of 66% S&P 500 Index and 34% MSCI EAFE (Net) Index.

8The Blended Benchmark is composed of 55% S&P 500 Index, 25% MSCI EAFE (Net) Index and 20% Barclays U.S. Aggregate Bond Index.

9The Blended Benchmark is composed of 42% S&P 500 Index, 18% MSCI EAFE (Net) Index and 40% Barclays U.S. Aggregate Bond Index.

10The Blended Benchmark is composed of 24% S&P 500 Index, 11% MSCI EAFE (Net) Index and 65% Barclays U.S. Aggregate Bond Index.

December 31, 2012

Portfolio Commentary, continued

Unlike the Portfolios, the S&P 500 Index, the MSCI EAFE Index, the MSCI Emerging Markets Index, Barclays U.S. Aggregate Bond Index and the Barclays U.S. Corporate High Yield Index are not investments, are not professionally managed, have no policy of sustainable investing and do not reflect deductions for fees, expenses or taxes.

The portfolio commentary in this report provides insight in an effort to help you examine your fund. The views expressed therein are those of the portfolio construction advisers and are for the period covered by this report. Such commentary does not necessarily represent the views of the Board of Trustees of your fund. The views expressed herein are subject to change at any time based upon market and/or other conditions and Pax World Management LLC and the funds disclaim any responsibility to update such views. The commentaries should not be relied upon as investment advice.

December 31, 2012

Aggressive Growth Portfolio

Portfolio Highlights (Unaudited)

Total Return—Historical Growth of $10,000—Since Inception

Returns—Period ended December 31, 2012

		Total Return	Average Annual Returns
Share class		1 Year	Since Inception[1]
Class A2 (PAGAX)	NAV[3]	11.04%	5.27%
	POP	5.04%	3.30%
Institutional Class (PAGIX)		11.24%	5.59%
Class C4 (PAGCX)	NAV[3]	10.15%	4.51%
	CDSC	9.05%
Blended Index[5,6,7,9]		16.55%	7.87%
Lipper Multi-Cap Core Funds Index[8,9]		16.15%	9.06%
S&P 500 Index[6,9]		16.00%	10.31%

Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance shown. For more recent month-end performance data, please visit www.esgmanagers.com.

1The Fund's inception date is January 4, 2010.

2A 1.00% CDSC (contingent deferred sales charge) may be charged on any shares sold within 1 year of purchase over $1 million. POP (public offering price) reflects the maximum sales load for the Fund's Class A Shares of

December 31, 2012

Aggressive Growth Portfolio, continued

Portfolio Highlights (Unaudited), continued

5.50%. NAV performance does not reflect the deduction of the sales load or the CDSC, which, if reflected, would reduce the performance shown.

3NAV is Net Asset Value.

4A 1.00% CDSC (contingent deferred sales charge) may be charged on shares redeemed within 1 year of purchase. NAV performance does not reflect the deduction of the CDSC, which, if reflected, would reduce the performance shown.

5The Blended Index is composed of 66% S&P 500 Index and 34% MSCI EAFE (Net) Index.

6The S&P 500 Index is an index of large capitalization common stocks.

7The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE Index consists of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Performance for the MSCI EAFE Index is shown "net", which includes dividend reinvestments after deduction of foreign withholding tax.

8The Lipper Multi-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Lipper Multi-Cap Core Funds Average. The Lipper Multi-Cap Core Funds Average is a total return performance average of the mutual funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap Core Funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index. The Lipper Multi-Cap Core Funds Index is not what is typically considered to be an "index" because it tracks the performance of other mutual funds rather than the changes in the value of a group of securities, a securities index or some other traditional economic indicator.

9Unlike the Aggressive Growth Portfolio, the Blended Index, Lipper Multi-Cap Core Funds Index and the S&P 500 Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper Multi-Cap Core Funds Index) do not reflect deductions for fees, expenses or taxes.

Asset Allocation	Percent of Market Value
U.S. Stocks	72.6%
Foreign Stocks	19.7%
Non-Affiliated Investment Companies & Exchange Traded Funds	5.3%
Cash & Equivalents	2.4%
Total	100.0%

December 31, 2012

Manager Allocation

Manager/Strategy	Percent of Net Assets
EQUITY
Large-Cap/Multi-Cap
ClearBridge ESG Large Cap Value	14.6%
Miller/Howard Income-Equity	6.2%
Parnassus Equity Income	14.5%
Neuberger Berman Socially Responsive	15.2%
Pax MSCI North America ESG Index ETF	17.6%
Pax World Multi-Cap Equity	2.4%
Small/Mid-Cap
Ariel Small/Mid Cap Value	5.0%
Parnassus Small Cap	5.1%
International/World
Pax World International Equity	5.1%
Pax World MSCI EAFE ESG Index ETF	4.6%
Portfolio 21 World Stock	2.9%
Schroder Emerging Markets Equity	5.3%
Sector Specific
Pax World Global Environmental Markets	1.4%
Total Equities	99.9%
Other	0.1%
Total	100.0%

Top Ten Holdings

Company	Percent of Net Assets
Google, Inc., Class A	1.3%
Procter & Gamble Co., The	1.2%
Danaher Corp.	1.1%
Target Corp.	1.1%
McCormick & Co., Inc.	1.1%
PepsiCo, Inc.	0.9%
Progressive Corp., The	0.8%
CVS Caremark Corp.	0.8%
Charles Schwab Corp., The	0.7%
Texas Instruments, Inc.	0.7%
Total	9.7%

Excludes Affiliated and Non-Affiliated Investment Companies.

Holdings are subject to change.

December 31, 2012

Aggressive Growth Portfolio, continued

Portfolio Highlights (Unaudited), continued

Sector Diversification

Sector	Percent of Market Value
Consumer Discretionary	10.9%
Consumer Staples	9.9%
Energy	8.8%
Financials	15.1%
Health Care	11.3%
Industrials	12.5%
Information Technology	14.0%
Materials	4.1%
Telecommunication Services	1.8%
Utilities	3.9%
Non-Affiliated Investment Companies & Exchange Traded Funds	5.3%
Cash & Cash Equivalents	2.4%
Total	100.0%

May include companies representing multiple industries within a single "Sector".

December 31, 2012

Growth Portfolio

Portfolio Highlights (Unaudited)

Total Return—Historical Growth of $10,000—Since Inception

Returns—Period Ended December 31, 2012

		Total Return	Average Annual Returns
Share class		1 Year	Since Inception[1]
Class A2 (PGPAX)	NAV[3]	10.60%	5.93%
	POP	4.75%	3.95%
Institutional Class (PMIIX)		10.96%	6.14%
Class C4 (PWCCX)	NAV[3]	9.80%	5.09%
	CDSC	8.71%
Blended Index[5,6,7,8,10]		14.09%	7.94%
Lipper Mixed-Asset Target Allocation Growth Funds Index[9,10]		13.67%	7.92%
S&P 500 Index[6,10]		16.00%	10.31%

Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance shown. For more recent month-end performance data, please visit www.esgmanagers.com.

1The Fund's inception date is January 4, 2010.

December 31, 2012

Growth Portfolio, continued

Portfolio Highlights (Unaudited), continued

2A 1.00% CDSC (contingent deferred sales charge) may be charged on any shares sold within 1 year of purchase over $1 million. POP (public offering price) reflects the maximum sales load for the Fund's Class A Shares of 5.50%. NAV performance does not reflect the deduction of the sales load or the CDSC, which, if reflected, would reduce the performance shown.

3NAV is Net Asset Value.

4A 1.00% CDSC (contingent deferred sales charge) may be charged on shares redeemed within 1 year of purchase. NAV performance does not reflect the deduction of the CDSC, which, if reflected, would reduce the performance shown.

5The Blended Index is composed of 55% S&P 500 Index, 25% MSCI EAFE (Net) Index and 20% Barclays U.S. Aggregate Bond Index.

6The S&P 500 Index is an index of large capitalization common stocks.

7The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE Index consists of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Performance for the MSCI EAFE Index is shown "net", which includes dividend reinvestments after deduction of foreign withholding tax.

8The Barclays U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities and asset-backed securities.

9The Lipper Mixed-Asset Target Allocation Growth Funds Index tracks the results of the 30 largest mutual funds in the Lipper Mixed-Asset Target Allocation Growth Funds Average. The Lipper Mixed-Asset Target Allocation Growth Funds Average is a total return performance average of mutual funds tracked by Lipper, Inc. whose primary objective is to conserve principal by maintaining, at all times a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash, and cash equivalents. The Lipper Mixed-Asset Target Allocation Growth Funds Index is not what is typically considered to be an "index" because it tracks the performance of other mutual funds rather than changes in the value of a group of securities, a securities index or some other traditional economic indicator.

10Unlike the Growth Portfolio, the Blended Index, Lipper Mixed-Asset Target Allocation Growth Funds Index and the S&P 500 Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper Mixed-Asset Target Allocation Growth Funds Index) do not reflect deductions for fees, expenses or taxes.

Asset Allocation	Percent of Market Value
U.S. Stocks	61.6%
Foreign Stocks	16.1%
Non-Affiliated Investment Companies & Exchange Traded Funds	9.6%
U.S. Bonds	9.3%
Cash & Cash Equivalents	2.6%
Foreign Bonds	0.8%
Total	100.0%

December 31, 2012

Manager Allocation

Manager/Strategy	Percent of Net Assets
EQUITY
Large-Cap/Multi-Cap
ClearBridge ESG Large Cap Value	10.2%
Miller/Howard Income-Equity	10.4%
Parnassus Equity Income	13.2%
Neuberger Berman Socially Responsive	10.3%
Pax MSCI North America ESG Index ETF	13.9%
Pax World Multi-Cap Equity	3.1%
Small/Mid-Cap
Ariel Small/Mid Value	4.6%
Parnassus Small Cap	4.1%
International/World
Pax World International	3.1%
Pax MSCI EAFE ESG Index ETF	3.6%
Portfolio 21 World Stock	2.6%
Schroder Emerging Markets Equity	4.0%
Sector Specific
Pax World Global Environmental Markets	2.1%
Total Equities	85.2%
FIXED INCOME
Investment Grade
Access Capital Investment Grade Fixed Income	1.6%
Community Capital Investment Grade Fixed Income	0.0%*
Everence Investment Grade Fixed Income	4.4%
TIAA-CREF Social Choice Bond	0.2%
PIMCO Income	2.2%
Inflation-Protected
Pax World Real Return	1.9%
High Yield
Pax World High Yield Bond	4.2%
Total Fixed Income	14.5%
MIXED ASSET
Balanced
Pax World Balanced	0.4%
Total Mixed Asset	0.4%
Other	-0.1%
Total	100.0%

*Rounds to less than 0.1%

December 31, 2012

Growth Portfolio, continued

Portfolio Highlights (Unaudited), continued

Top Ten Holdings—Equity

Company	Percent of Net Assets
Google, Inc., Class A	1.0%
Procter & Gamble Co., The	1.0%
Kinder Morgan Management LLC	0.8%
PepsiCo, Inc.	0.8%
Danaher Corp.	0.7%
CVS Caremark Corp.	0.7%
Target Corp.	0.7%
McCormick & Co., Inc.	0.6%
Teleflex, Inc.	0.6%
General Electric Co.	0.6%
Total	7.5%

Excludes Affiliated and Non-Affiliated Investment Companies.

Top Ten Holdings—Fixed Income

Issuer	Percent of Net Assets
United States Treasury Note, 0.125%, 08/31/13	0.7%
United States Treasury Note (TIPS), 1.750%, 01/15/28	0.3%
Intl. Bank for Reconstruction and Development, 2.000%, 12/04/13	0.2%
United States Treasury Note (TIPS), 0.125%, 04/15/16	0.2%
Ginnie Mae, 3.000%, 08/01/42	0.2%
United States Treasury Note (TIPS), 1.875%, 07/15/13	0.2%
Fannie Mae, 1.625%, 10/26/15	0.1%
Fannie Mae, 5.375%, 07/15/16	0.1%
Freddie Mac, 5.000%, 06/01/39	0.1%
State Street Corp., 7.350%, 06/15/26	0.1%
Total	2.2%

Excludes Affiliated and Non-Affiliated Investment Companies.

Holdings are subject to change.

Sector Diversification

Sector	Percent of Market Value
Fixed Income	10.1%
Corporate Bonds: 5.7%, Agency/Gov't Related Bonds: 1.1%, Mortgage Backed Bonds: 1.4%, Treasury Bonds: 1.9%
Consumer Discretionary	8.5%
Consumer Staples	7.6%
Energy	8.0%
Financials	12.2%
Health Care	9.9%
Industrials	10.5%
Information Technology	11.7%
Materials	3.4%
Telecommunication Services	1.7%
Utilities	4.2%
Non-Affiliated Investment Companies & Exchange Traded Funds	9.6%
Cash & Cash Equivalents	2.6%
Total	100.0%

May include companies representing multiple industries within a single "Sector".

December 31, 2012

Moderate Portfolio

Portfolio Highlights (Unaudited)

Total Return—Historical Growth of $10,000—Since Inception

Returns—Period ended December 31, 2012

		Total Return	Average Annual Returns
Share class		1 Year	Since Inception[1]
Class A2 (PMPAX)	NAV[3]	9.02%	5.81%
	POP	3.23%	3.84%
Institutional Class (PWPIX)		9.26%	6.04%
Class C4 (PWPCX)	NAV[3]	8.17%	5.00%
	CDSC	7.09%
Blended Index[5,6,7,8,10]		11.64%	7.73%
Lipper Mixed-Asset Target Allocation Moderate Funds Index[9,10]		11.74%	7.39%
S&P 500 Index[6,10]		16.00%	10.31%

Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance shown. For more recent month-end performance data, please visit www.esgmanagers.com.

1The Fund's inception date is January 4, 2010.

December 31, 2012

Moderate Portfolio, continued

Portfolio Highlights (Unaudited), continued

2A 1.00% CDSC (contingent deferred sales charge) may be charged on any shares sold within 1 year of purchase over $1 million. POP (public offering price) reflects the maximum sales load for the Fund's Class A Shares of 5.50%. NAV performance does not reflect the deduction of the sales load or the CDSC, which, if reflected, would reduce the performance shown.

3NAV is Net Asset Value.

4A 1.00% CDSC (contingent deferred sales charge) may be charged on shares redeemed within 1 year of purchase. NAV performance does not reflect the deduction of the CDSC, which, if reflected, would reduce the performance shown.

5The Blended Index is composed of 42% S&P 500 Index, 18% MSCI EAFE (Net) Index and 40% Barclays U.S. Aggregate Bond Index.

6The S&P 500 Index is an index of large capitalization common stocks.

7The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE Index consists of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Performance for the MSCI EAFE Index is shown "net", which includes dividend reinvestments after deduction of foreign withholding tax.

8The Barclays U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities and asset-backed securities.

9The Lipper Mixed-Asset Target Allocation Moderate Funds Index tracks the results of the 30 largest mutual funds in the Lipper Mixed-Asset Target Allocation Moderate Funds Average. The Lipper Mixed-Asset Target Allocation Moderate Funds Average is a total return performance average of mutual funds tracked by Lipper, Inc. whose primary objective is to conserve principal by maintaining, at all times a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents. The Lipper Mixed-Asset Target Allocation Moderate Funds Index is not what is typically considered to be an "index" because it tracks the performance of other mutual funds rather than changes in the value of a group of securities, a securities index or some other traditional economic indicator.

10Unlike the Moderate Portfolio, the Blended Index, Lipper Mixed-Asset Target Allocation Moderate Funds Index and the S&P 500 Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper Mixed-Asset Target Allocation Moderate Funds Index) do not reflect deductions for fees, expenses or taxes.

Asset Allocation	Percent of Market Value
U.S. Stocks	44.1%
Non-Affiliated Investment Companies & Exchange Traded Funds	26.9%
U.S. Bonds	15.6%
Foreign Stocks	10.0%
Cash & Cash Equivalents	2.8%
Foreign Bonds	0.6%
Total	100.0%

December 31, 2012

Manager Allocation

Manager/Strategy	Percent of Net Assets
EQUITY
Large-Cap/Multi-Cap
ClearBridge ESG Large Cap Value	8.7%
Miller/Howard Income-Equity	7.3%
Parnassus Equity Income	9.3%
Neuberger Berman Socially Responsive	8.5%
Pax MSCI North America ESG Index ETF	9.4%
Pax World Multi-Cap Equity	2.1%
Small/Mid-Cap
Ariel Small/Mid Cap Value	3.8%
Parnassus Small Cap	3.2%
International/World
Pax World International Equity	0.9%
Pax MSCI EAFE ESG Index ETF	2.8%
Portfolio 21 World Stock	1.9%
Schroder Emerging Markets Equity	2.5%
Sector Specific
Pax World Global Environmental Markets	1.4%
Total Equities	61.8%
FIXED INCOME
Investment Grade
Access Capital Investment Grade Fixed Income	4.8%
Community Capital Investment Grade Fixed Income	5.8%
Everence Investment Grade Fixed Income	11.4%
TIAA-CREF Social Choice Bond	4.4%
PIMCO Income	1.9%
Inflation-Protected
Pax World Real Return	3.2%
High Yield
Pax World High Yield Bond	2.8%
Total Fixed Income	34.3%
MIXED ASSET
Balanced
Pax World Balanced	3.4%
Total Mixed Asset	3.4%
Other	0.5%
Total	100.0%

December 31, 2012

Moderate Portfolio, continued

Portfolio Highlights (Unaudited), continued

Top Ten Holdings—Equity

Company	Percent of Net Assets
Google, Inc., Class A	0.7%
Procter & Gamble Co., The	0.7%
Danaher Corp.	0.6%
PepsiCo, Inc.	0.6%
Kinder Morgan Management LLC	0.6%
CVS Caremark Corp.	0.5%
Target Corp.	0.5%
American Express Co.	0.5%
McCormick & Co., Inc.	0.5%
General Electric Co.	0.5%
Total	5.7%

Excludes Affiliated and Non-Affiliated Investment Companies.

Top Ten Holdings—Fixed Income

Issuer	Percent of Net Assets
United States Treasury Note (TIPS), 0.500%, 04/15/15	0.8%
United States Treasury Note (TIPS), 1.750%, 01/15/28	0.6%
United States Treasury Note (TIPS), 1.375%, 07/15/18	0.5%
Intl. Bank for Reconstruction and Development, 2.000%, 12/04/13	0.5%
Federal Home Loan Bank, 5.000%, 11/17/17	0.4%
United States Treasury Note (TIPS), 1.375%, 01/15/20	0.4%
Fannie Mae, 6.625%, 11/15/30	0.3%
Freddie Mac, 3.750%, 03/27/19	0.3%
Freddie Mac, 4.000%, 10/01/41	0.3%
Ginnie Mae, 3.000%, 08/01/42	0.3%
Total	4.4%

Excludes Affiliated and Non-Affiliated Investment Companies.

Holdings are subject to change.

Sector Diversification

Sector	Percent of Market Value
Fixed Income	16.2%
Corporate Bonds: 7.0%, Agency/Gov't Related Bonds: 2.8%, Mortgage Backed Bonds: 3.5%, Treasury Bonds: 2.9%
Consumer Discretionary	6.1%
Consumer Staples	5.1%
Energy	5.7%
Financials	8.6%
Health Care	6.8%
Industrials	7.2%
Information Technology	8.3%
Materials	2.3%
Telecommunication Services	1.2%
Utilities	2.8%
Non-Affiliated Investment Companies & Exchange Traded Funds	26.9%
Cash & Cash Equivalents	2.8%
Total	100.0%

May include companies representing multiple industries within a single "Sector".

December 31, 2012

Conservative Portfolio

Portfolio Highlights (Unaudited)

Total Return—Historical Growth of $10,000—Since Inception

Returns—Period ended December 31, 2012

		Total Return	Average Annual Returns
Share class		1 Year	Since Inception[1]
Class A2 (PWMAX)	NAV[3]	6.99%	5.64%
	POP	1.38%	3.67%
Institutional Class (PWMIX)		7.23%	5.88%
Class C4 (PWMCX)	NAV[3]	6.23%	4.84%
	CDSC	5.17%
Blended Index[5,6,7,8,10]		8.57%	7.18%
Lipper Mixed-Asset Target Allocation Conservative Funds Index[9,10]		8.92%	6.83%
Barclays U.S. Aggregate Bond Index[8,10]		4.22%	6.16%

Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance shown. For more recent month-end performance data, please visit www.esgmanagers.com.

1The Fund's inception date is January 4, 2010.

December 31, 2012

Conservative Portfolio, continued

Portfolio Highlights (Unaudited), continued

2A 1.00% CDSC (contingent deferred sales charge) may be charged on any shares sold within 1 year of purchase over $1 million. POP (public offering price) reflects the maximum sales load for the Fund's Class A Shares of 5.50%. NAV performance does not reflect the deduction of the sales load or the CDSC, which, if reflected, would reduce the performance shown.

3NAV is Net Asset Value.

4A 1.00% CDSC (contingent deferred sales charge) may be charged on shares redeemed within 1 year of purchase. NAV performance does not reflect the deduction of the CDSC, which, if reflected, would reduce the performance shown.

5The Blended Index is composed of 24% S&P 500 Index, 11% MSCI EAFE (Net) Index and 65% Barclays U.S. Aggregate Bond Index.

6The S&P 500 Index is an index of large capitalization common stocks.

7The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE Index consists of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Performance for the MSCI EAFE Index is shown "net", which includes dividend reinvestments after deduction of foreign withholding tax.

8The Barclays U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities and asset-backed securities.

9The Lipper Mixed-Asset Target Allocation Conservative Funds Index tracks the results of the 30 largest mutual funds in the Lipper Mixed-Asset Target Allocation Conservative Funds Average. The Lipper Mixed-Asset Target Allocation Conservative Funds Average is a total return performance average of mutual funds tracked by Lipper, Inc. whose primary objective is to conserve principal by maintaining, at all times a mix of between 20%-40% equity securities, with the remainder invested in bonds, cash, and cash equivalents. The Lipper Mixed-Asset Target Allocation Conservative Funds Index is not what is typically considered to be an "index" because it tracks the performance of other mutual funds rather than changes in the value of a group of securities, a securities index or some other traditional economic indicator.

10Unlike the Conservative Portfolio, the Blended Index, Lipper Mixed-Asset Target Allocation Conservative Funds Index and the Barclays U.S. Aggregate Bond Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper Mixed-Asset Target Allocation Conservative Funds Index) do not reflect deductions for fees, expenses or taxes.

Asset Allocation	Percent of Market Value
Non-Affiliated Investment Companies & Exchange Traded Funds	37.6%
U.S. Stocks	27.8%
U.S. Bonds	26.0%
Foreign Stocks	6.9%
Cash & Cash Equivalents	1.1%
Foreign Bonds	0.6%
Total	100.0%

December 31, 2012

Manager Allocation

Strategy	Percent of Net Assets
EQUITY
Large-Cap/Multi-Cap
ClearBridge ESG Large Cap Value	4.7%
Miller/Howard Income-Equity	6.4%
Parnassus Equity Income	5.9%
Neuberger Berman Socially Responsive	3.9%
Pax MSCI North America ESG Index ETF	6.8%
Pax World Multi-Cap Equity	0.0%*
Small/Mid-Cap
Ariel Small/Mid Cap Value	1.9%
Parnassus Small Cap	1.8%
International/World
Pax World International Equity	0.4%
Pax MSCI EAFE ESG Index ETF	2.1%
Portfolio 21 World Stock	1.2%
Schroder Emerging Markets Equity	1.3%
Sector Specific
Pax World Global Environmental Markets	0.8%
Total Equities	37.2%
FIXED INCOME
Investment Grade
Access Capital Investment Grade Fixed Income	6.3%
Community Capital Investment Grade Fixed Income	5.8%
Everence Investment Grade Fixed Income	22.8%
TIAA-CREF Social Choice Bond	14.7%
PIMCO Income	6.0%
Inflation-Protected
Pax World Real Return	2.0%
High Yield
Pax World High Yield Bond	3.2%
Total Fixed Income	60.8%
MIXED ASSET
Balanced
Pax World Balanced	2.7%
Total Mixed Asset	2.7%
Other	-0.7%
Total	100.0%

*Rounds to less than 0.1%

December 31, 2012

Conservative Portfolio, continued

Portfolio Highlights (Unaudited), continued

Top Ten Holdings—Equity

Company	Percent of Net Assets
Kinder Morgan Management LLC	0.5%
Procter & Gamble Co., The	0.4%
Google, Inc., Class A	0.4%
PepsiCo, Inc.	0.4%
General Electric Co.	0.3%
NiSource, Inc.	0.3%
CVS Caremark Corp.	0.3%
Spectra Energy Corp.	0.3%
Danaher Corp.	0.3%
Abbott Laboratories	0.3%
Total	3.5%

Excludes Affiliated and Non-Affiliated Investment Companies.

Top Ten Holdings—Fixed Income

Issuer	Percent of Net Assets
Intl. Bank for Reconstruction and Development, 2.000%, 12/04/13	1.0%
Federal Home Loan Bank, 5.000%, 11/17/17	0.8%
Freddie Mac, 4.000%, 10/01/41	0.7%
Ginnie Mae, 3.000%, 08/01/42	0.7%
Howard Hughes Medical Institute, 3.450%, 09/01/14	0.6%
JP Morgan Chase Commercial Mtg Sec Corp., 4.865%, 03/15/46	0.6%
Freddie Mac, 5.000%, 06/01/39	0.6%
Freddie Mac, 5.000%, 07/15/37	0.6%
Freddie Mac, 4.500%, 09/01/40	0.6%
MidAmerican Energy Co., 6.750%, 12/30/31	0.5%
Total	6.7%

Excludes Affiliated and Non-Affiliated Investment Companies.

Holdings are subject to change.

Sector Diversification

Sector	Percent of Market Value
Fixed Income	26.6%
Corporate Bonds: 12.1%, Agency/Gov't Related Bonds: 5.0%, Mortgage Backed Bonds: 7.7%, Treasury Bonds: 1.8%
Consumer Discretionary	3.5%
Consumer Staples	3.3%
Energy	3.8%
Financials	5.4%
Health Care	4.5%
Industrials	4.5%
Information Technology	5.2%
Materials	1.5%
Telecommunication Services	0.9%
Utilities	2.1%
Non-Affiliated Investment Companies & Exchange Traded Funds	37.6%
Cash & Cash Equivalents	1.1%
Total	100.0%

May include companies representing multiple industries within a single "Sector".

December 31, 2012

Sustainability Update

Senior Vice President for Sustainable Investing

Julie Gorte, Ph.D.

The second half of 2012 put three of the issues at the heart of sustainable investing into the public spotlight: climate, board diversity and guns.

Climate change has been there before, of course, but after two very bad hurricane years in 2004 and 2005, followed by gridlock on emissions at the federal policy level, the issue drifted into a news backwater for a few years. It came roaring back with Hurricane Sandy, followed by news that 2012 was the hottest year on record for the contiguous United States, and the ninth hottest on record globally (the only eight years with higher temperatures have all happened since 1987). Moreover, after four years of doing very little on climate change, President Obama has made action on climate change a political priority for his second term.

Whether climate change tops the news charts is often a matter of what else is happening at any given moment. But it has been a top priority for Pax World for many years, as it is one of the most profound challenges humanity faces, and will require the active commitment of the sustainable investment community to help solve it. For our part, Pax World has taken action on several fronts: offsetting our own greenhouse gas emissions through Native Energy, encouraging companies to understand their own emissions and take steps to reduce them, and joining others to support public policies needed to morph our economy from one dependent on fossil fuels to one based on clean, renewable energy. Some specific recent actions include:

•  Pax World endorsed a letter to the U.S. Congress, organized by the Investor Network on Climate Risk (INCR), urging the extension of the production tax credit for wind energy. The tax credit was extended by Congress in its deal with the President to avoid the fiscal cliff.

•  Pax World signed on to an investor letter sponsored by Ceres to the newly formed oil sands industry collaborative named Canada's Oil Sands Innovation Alliance (COSIA). Investors laid out clear and specific expectations for how the industry can improve its environmental and social performance.

December 31, 2012

Sustainability Update, continued

•  Pax World signed on to a letter, sponsored by the American Sustainable Business Council, to EPA Administrator Lisa Jackson in support of the adoption of the Greenhouse Gas New Source Performance Standard or the Carbon Pollution Standard for New Power Plants, which would establish a national carbon pollution standard for new power plants for the first time.

While not much happened in U. S. policy circles with respect to board diversity, the global landscape has been more lively. Several European states (including France, the Netherlands, Italy and Belgium) enacted legislation in 2011 aimed at improving gender balance on corporate boards, following earlier actions in Norway. That prompted the European Commission to assess gender diversity on boards, and in November 2012 the Commission proposed to set an objective of 40% female representation on public company boards as a quota to be met in 2020. That action, plus efforts elsewhere in the world (e.g., Australia) to improve gender balance on boards, kept the spotlight on board diversity. Over the past year, Pax World has filed several shareholder proposals urging companies to diversify their boards, and most recently we were successful in convincing Hospitality Properties Trust and Riverbed Technologies to modify their governance guidelines to specify that gender diversity would be a component of every director search. Pax continues to file resolutions and conduct focused dialogues with companies in pursuit of gender balance on corporate boards. Pax World has also been deeply involved with the Thirty Percent Coalition, an organization comprising industry leaders, including senior business executives, national women's organizations, institutional investors with approximately $1.2 trillion in assets under management, corporate governance experts and board members. The goal of the Coalition is to assure that women hold 30% of board seats at public companies by the end of 2015. That coalition has, in the past few months, sent letters urging greater gender diversity on boards to all the companies in the S&P 500 that have no women on their boards, and we are in the process of sending letters to companies in the Russell 1000 index that have no women on their boards.

Guns also debuted on the investment landscape in 2012 with the terrible incident in Newtown, Connecticut. While shootings in schools or other public places have long ignited horror and outrage, the shockwave rarely reached into the investment world. This time, however, it did, and almost immediately after the incident, some of the nation's largest pension funds announced that

December 31, 2012

Sustainability Update, continued

they would divest or are considering divesting holdings in gun manufacturers. A lot of editorial debate has since been devoted to whether this would really affect the fortunes of gun manufacturers. We don't think that is the crux of the matter. Pax World chose, right from the start, not to invest in companies that manufacture weapons, and we remain committed to that choice—not because we think it will drive gun manufacturers' stock prices down to the point where they disappear, but because we would rather not profit from the manufacture of guns, and we would rather not be owners of companies that siphon millions of dollars, through political contributions and gun purchase programs, to the National Rifle Association.

While fund managers, gun owners and activists of many stripes debate the wisdom of introducing this ultra-polarized political issue onto the landscape of fund management, the fact remains that the status quo is not neutral with respect to the place or type of guns in our society: those who own stocks of gun makers are profiting from the use of guns in our society, and the companies they own are deeply involved in the political landscape of gun ownership and control. Over the past seven years, corporations have contributed between $19.6 million and $52.6 million1 to the NRA's Ring of Freedom program, and the NRA has fiercely resisted public policy attempts to place any limits on the type of guns that may be sold or owned in the United States, including assault weapons.

We are under no illusion that investments are somehow socially neutral. They have consequences. At Pax World, the focus of all our advocacy, directly with companies and also through public policy, is to make our economy and society more sustainable, which we believe will be good for investors along with everyone else.

1Violence Policy Center, Blood Money: How the Gun Industry Bankrolls the NRA," April 2011.

* * *

December 31, 2012

Shareholder Expense Examples (Unaudited)

Examples As a shareholder of the ESG Managers® Aggressive Growth, Growth, Moderate or Conservative Portfolios, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. The examples on the next page are intended to help you understand your ongoing costs (in dollars) of investing in each of the Funds and compare these costs with the ongoing costs of investing in other mutual funds. For more information, see the relevant Fund's prospectus or talk to your financial adviser.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period beginning on July 1, 2012 and ending on December 31, 2012.

Please note that Individual Retirement Account (IRA), Coverdell Education Savings, Roth IRA, SEP-IRA, SIMPLE IRA, and 403(b)(7) accounts are charged an annual custodial fee of twelve dollars. If you are invested in one of these account types, you should add an additional six dollars to the estimated expenses paid during the period.

Actual Expenses For each Fund, the first table on the next page provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. For the Fund, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes For each Fund, the second table on the following page provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

December 31, 2012

Shareholder Expense Examples (Unaudited), continued

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Based on Actual Fund Return	Beginning Account Value (7/1/12)	Ending Account Value (12/31/12)	Annualized Expense Ratio	Expenses Paid During Period[1]
Aggressive Growth - Class A	$1,000.00	$1,075.30	1.32%	$6.89
Aggressive Growth - Institutional	1,000.00	1,076.30	1.06%	5.53
Aggressive Growth - Class C	1,000.00	1,071.30	2.06%	10.73
Growth - Class A	1,000.00	1,067.50	1.13%	5.87
Growth - Institutional	1,000.00	1,069.80	0.88%	4.58
Growth - Class C	1,000.00	1,063.60	1.88%	9.75
Moderate - Class A	1,000.00	1,054.10	1.08%	5.58
Moderate - Institutional	1,000.00	1,054.40	0.83%	4.29
Moderate - Class C	1,000.00	1,048.80	1.83%	9.42
Conservative - Class A	1,000.00	1,038.30	1.00%	5.12
Conservative - Institutional	1,000.00	1,039.60	0.75%	3.85
Conservative - Class C	1,000.00	1,034.50	1.75%	8.95
Based on Hypothetical Fund Return	Beginning Account Value (7/1/12)	Ending Account Value (12/31/12)	Annualized Expense Ratio	Expenses Paid During Period[1]
Aggressive Growth - Class A	$1,000.00	$1,018.50	1.32%	$6.70
Aggressive Growth - Institutional	1,000.00	1,019.81	1.06%	5.38
Aggressive Growth - Class C	1,000.00	1,014.78	2.06%	10.43
Growth - Class A	1,000.00	1,019.46	1.13%	5.74
Growth - Institutional	1,000.00	1,020.71	0.88%	4.47
Growth - Class C	1,000.00	1,015.69	1.88%	9.53
Moderate - Class A	1,000.00	1,019.71	1.08%	5.48
Moderate - Institutional	1,000.00	1,020.96	0.83%	4.22
Moderate - Class C	1,000.00	1,015.94	1.83%	9.27
Conservative - Class A	1,000.00	1,020.11	1.00%	5.08
Conservative - Institutional	1,000.00	1,021.37	0.75%	3.81
Conservative - Class C	1,000.00	1,016.34	1.75%	8.87

1Expenses are equal to each Funds' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period beginning on July 1, 2012 and ending on December 31, 2012).

December 31, 2012

Schedule of Investments

ESG Managers® Aggressive Growth Portfolio

Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
STOCKS: 64.6%
COMMON STOCK: 64.6%
Consumer Discretionary: 7.7%
Accor SA	91	$3,246
BorgWarner, Inc. (a)	629	45,049
Cinemark Holdings, Inc.	40	1,039
DeVry, Inc.	755	17,916
DIRECTV (a)	27	1,354
DISH Network Corp., Class A	1,204	43,826
Ford Motor Co.	387	5,012
Gannett Co, Inc.	1,410	25,394
Gentex Corp.	645	12,139
Hanesbrands, Inc. (a)	300	10,746
Hennes & Mauritz AB, B Shares	91	3,154
Home Depot, Inc.	573	35,440
International Game Technology	1,640	23,239
International Speedway Corp., Class A	630	17,401
Interpublic Group of Cos., Inc., The	2,100	23,142
Johnson Controls, Inc.	135	4,145
Macy's, Inc.	40	1,561
Madison Square Garden Company, The, Class A (a)	250	11,088
McDonald's Corp.	184	16,231
Meredith Corp.	340	11,713
Mohawk Industries, Inc. (a)	175	15,832
Newell Rubbermaid, Inc.	2,745	61,131
News Corp., Class A	2,703	69,035
NIKE, Inc., Class B	400	20,640
Nordstrom, Inc.	130	6,955
O'Reilly Automotive, Inc. (a)	621	55,530
PulteGroup, Inc. (a)	1,515	27,512
Royal Caribbean Cruises, Ltd.	625	21,250
Scripps Networks Interactive, Class A	974	56,414
SES SA	754	21,716
Shaw Communications, Inc., Class B	2,105	48,373
Sotheby's	250	8,405
Starbucks Corp.	76	4,075
Target Corp.	1,937	114,612
Time Warner Cable, Inc.	571	55,495
Time Warner, Inc.	1,423	68,062
TJX Cos., Inc.	47	1,995
Toll Brothers, Inc. (a)	365	11,800
Tractor Supply Co.	21	1,856
Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
COMMON STOCK, continued
Consumer Discretionary, continued
Washington Post Co., The, Class B	30	$10,956
WMS Industries, Inc. (a)	1,010	17,675
		1,012,154
Consumer Staples: 6.9%
Coca-Cola Co., The	891	32,299
CVS Caremark Corp.	2,382	115,170
Danone SA	65	4,282
HJ Heinz Co.	267	15,401
Ingredion, Inc.	146	9,407
JM Smucker Co., The	716	61,748
Kellogg Co.	639	35,688
Kimberly-Clark Corp.	443	37,402
L'Oreal SA	35	4,870
McCormick & Co., Inc.	1,587	100,822
Natura Cosmeticos SA	109	3,122
PepsiCo, Inc.	1,803	123,379
Procter & Gamble Co., The	2,361	160,288
Safeway, Inc.	837	15,141
Svenska Cellulosa AB, B Shares	344	7,479
Sysco Corp.	2,504	79,277
TESCO PLC	805	4,434
Unilever NV	1,980	75,834
Unilever NV (Netherlands)	91	3,482
United Natural Foods, Inc. (a)	83	4,448
WD-40 Co.	445	20,964
		914,937
Energy: 6.6%
Apache Corp.	219	17,192
Baker Hughes, Inc.	159	6,494
BG Group PLC, ADR	3,808	63,632
Bristow Group, Inc.	155	8,317
Cameron International Corp. (a)	994	56,121
Cimarex Energy Co.	895	51,668
ConocoPhillips	808	46,856
Contango Oil & Gas Co.	400	16,944
Cosan, Ltd., Class A	208	3,600
Energen Corp.	1,010	45,541
Energy XXI Bermuda, Ltd.	465	14,968
Ensco PLC, Class A	111	6,580
EQT Corp.	160	9,437
Kinder Morgan Management LLC	832	62,783
LinnCo LLC	568	20,528
Noble Corp.	864	30,084
Noble Energy, Inc.	597	60,739
Occidental Petroleum Corp.	17	1,302
Pembina Pipeline Corp.	338	9,680

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2012

Schedule of Investments, continued

ESG Managers® Aggressive Growth Portfolio, continued

Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
COMMON STOCK, continued
Energy, continued
Petroleo Brasileiro SA, ADR	445	$8,664
Rosetta Resources, Inc. (a)	73	3,311
Royal Dutch Shell PLC, ADR	783	53,988
Sasol Ltd., ADR	46	1,991
Seadrill, Ltd.	698	25,686
Spectra Energy Corp.	2,505	68,587
Statoil ASA, ADR	1,047	26,217
Suncor Energy, Inc.	635	20,942
Targa Resources Corp.	52	2,748
Total SA, ADR	349	18,151
W&T Offshore, Inc.	2,775	44,483
Weatherford International, Ltd. (a)	1,709	19,124
Williams Cos., Inc., The	1,182	38,699
		865,057
Financials: 9.8%
American Express Co.	1,824	104,844
American Tower Corp., REIT	183	14,140
Artio Global Investors, Inc.	1,320	2,508
Banco Bradesco SA, ADR	280	4,864
Bank of Montreal	167	10,237
Bank of New York Mellon Corp., The	951	24,441
BlackRock, Inc.	221	45,683
Capital One Financial Corp.	422	24,446
CapitaLand, Ltd.	521	1,604
CBRE Group, Inc., Class A (a)	1,070	21,293
Charles Schwab Corp., The	4,573	65,668
Cincinnati Financial Corp.	455	17,818
City National Corp.	185	9,161
CME Group, Inc.	985	49,949
Digital Realty Trust, Inc., REIT	288	19,552
First American Financial Corp.	2,350	56,612
First Horizon National Corp.	2,980	29,532
HCP, Inc., REIT	383	17,304
Hospitality Properties Trust, REIT	827	19,368
IntercontinentalExchange, Inc. (a)	519	64,257
Janus Capital Group, Inc.	3,395	28,925
Jones Lang LaSalle, Inc.	311	26,105
JPMorgan Chase & Co.	1,750	76,948
KKR & Co., LP	1,665	25,358
Lazard, Ltd., Class A	2,389	71,288
Loews Corp.	606	24,695
Marsh & McLennan Cos., Inc.	942	32,471
MetLife, Inc.	765	25,199
Omega Healthcare Investors, Inc., REIT	354	8,443
Pinnacle Financial Partners, Inc. (a)	830	15,637
Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
COMMON STOCK, continued
Financials, continued
Plum Creek Timber Co., Inc., REIT	72	$3,195
Progressive Corp., The	4,603	97,123
Senior Housing Properties Trust, REIT	347	8,203
State Street Corp.	962	45,224
TCF Financial Corp.	1,285	15,613
Toronto-Dominion Bank, The	52	4,378
Travelers Cos., Inc., The	513	36,844
U.S. Bancorp	1,873	59,824
Unibail-Rodamco SE, REIT	17	4,123
Valley National Bancorp	833	7,746
Wells Fargo & Co.	2,021	69,077
		1,289,700
Health Care: 8.1%
Abbott Laboratories	613	40,152
Agilent Technologies, Inc.	20	819
Baxter International, Inc.	429	28,597
Becton Dickinson & Co.	859	67,165
Bio-Rad Laboratories, Inc., Class A (a)	272	28,574
Bristol-Myers Squibb Co.	106	3,455
Celgene Corp. (a)	24	1,889
Charles River Laboratories Intl., Inc. (a)	695	26,042
Covidien PLC	1,152	66,516
Eli Lilly & Co.	359	17,706
Express Scripts Holding Co. (a)	25	1,350
Gilead Sciences, Inc. (a)	1,085	79,693
GlaxoSmithKline PLC, ADR	522	22,691
Hospira, Inc. (a)	500	15,620
InterMune, Inc. (a)	1,740	16,861
Johnson & Johnson	791	55,449
Life Technologies Corp. (a)	383	18,798
Merck & Co., Inc.	1,359	55,637
Novartis AG	161	10,171
Novartis AG, ADR	969	61,338
Novo Nordisk A/S, B Shares	116	18,889
Patterson Cos., Inc.	800	27,384
Pfizer, Inc.	1,682	42,185
Quest Diagnostics, Inc.	52	3,030
Roche Holding AG	113	22,846
Roche Holding AG, ADR	1,335	67,418
Salix Pharmaceuticals, Ltd. (a)	300	12,144
Sanofi, ADR	14	663
Sirona Dental Systems, Inc. (a)	130	8,380
Smith & Nephew PLC	302	3,338

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2012

Schedule of Investments, continued

ESG Managers® Aggressive Growth Portfolio, continued

Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
COMMON STOCK, continued
Health Care, continued
Symmetry Medical, Inc. (a)	1,160	$12,203
Teleflex, Inc.	1,275	90,920
Teva Pharmaceutical Industries, Ltd., ADR	598	22,329
Thermo Fisher Scientific, Inc.	12	765
UnitedHealth Group, Inc.	62	3,363
Valeant Pharmaceuticals International (a)	730	43,632
VCA Antech, Inc. (a)	1,125	23,681
Waters Corp. (a)	67	5,837
WellPoint, Inc.	411	25,038
Zimmer Holdings, Inc.	200	13,332
		1,065,900
Industrials: 8.8%
3M Co.	693	64,345
ABB, Ltd. (a)	151	3,131
ABB, Ltd., ADR (a)	152	3,160
Ameresco, Inc., Class A (a)	271	2,659
Atlas Copco AB, A Shares	241	6,683
Brady Corp., Class A	425	14,195
Canadian Pacific Railway, Ltd.	47	4,768
CH Robinson Worldwide, Inc.	905	57,214
Chicago Bridge & Iron Co. NV	20	927
CSX Corp.	84	1,657
Cummins, Inc.	64	6,934
Danaher Corp.	2,561	143,160
Deere & Co.	111	9,593
Dun & Bradstreet Corp.	275	21,629
East Japan Railway Co.	45	2,910
Eaton Corp PLC	164	8,889
Emerson Electric Co.	766	40,567
Expeditors International of Washington, Inc.	133	5,260
FedEx Corp.	31	2,843
Generac Holdings, Inc.	134	4,598
General Electric Co.	3,383	71,009
Herman Miller, Inc.	1,544	33,072
Honeywell International, Inc.	708	44,937
IDEX Corp.	315	14,657
Illinois Tool Works, Inc.	611	37,155
Insperity, Inc.	865	28,164
Interface, Inc. (a)	1,010	16,241
Iron Mountain, Inc.	2,299	71,384
JB Hunt Transport Services, Inc.	591	35,289
Mitsubishi Electric Corp.	267	2,273
MTR Corp. Ltd.	1,230	4,874
Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
COMMON STOCK, continued
Industrials, continued
Nordson Corp.	69	$4,355
Pall Corp.	811	48,871
Pentair, Ltd.	1,222	60,061
Quanta Services, Inc. (a)	202	5,513
Rockwell Automation, Inc.	17	1,428
Royal Philips (Netherlands)	239	6,329
RR Donnelley & Sons, Co.	1,104	9,936
Schneider Electric SA	60	4,394
Simpson Manufacturing Co., Inc.	705	23,117
SKF AB, B Shares	215	5,445
Snap-on, Inc.	105	8,294
Stanley Black & Decker, Inc.	122	9,024
Stericycle, Inc. (a)	24	2,238
Tennant Co.	83	3,648
Timken Co.	49	2,344
United Parcel Service, Inc., Class B	610	44,975
Verisk Analytics, Inc., Class A (a)	395	20,145
Waste Management, Inc.	2,486	83,878
WW Grainger, Inc.	199	40,272
Xylem, Inc.	193	5,230
		1,153,674
Information Technology: 10.1%
Accenture PLC, Class A	395	26,268
Adobe Systems, Inc. (a)	119	4,484
Altera Corp.	2,947	101,495
Amdocs, Ltd.	6	204
Anixter International, Inc.	160	10,237
Apple, Inc.	37	19,722
Applied Materials, Inc.	6,785	77,620
Autodesk, Inc. (a)	152	5,373
Brocade Communications Systems, Inc. (a)	1,200	6,396
CA, Inc.	621	13,650
Ceragon Networks, Ltd. (a)	2,920	12,877
Checkpoint Systems, Inc. (a)	1,440	15,466
Ciena Corp. (a)	1,965	30,851
Cisco Systems, Inc.	509	10,002
Citrix Systems, Inc. (a)	2	132
ClickSoftware Technologies, Ltd.	1,270	10,681
Cognizant Technology Solutions, Class A (a)	35	2,592
Compuware Corp. (a)	550	5,979
Corning, Inc.	208	2,625
eBay, Inc. (a)	140	7,143
EMC Corp. (a)	503	12,726
Ericsson, B Shares	603	6,091

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2012

Schedule of Investments, continued

ESG Managers® Aggressive Growth Portfolio, continued

Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
COMMON STOCK, continued
Information Technology, continued
EZchip Semiconductor, Ltd. (a)	585	$19,346
Facebook, Inc., Class A (a)	100	2,663
Fair Isaac Corp.	360	15,131
Finisar Corp. (a)	2,035	33,171
Genpact, Ltd.	110	1,705
Google, Inc., Class A (a)	229	162,446
Harmonic, Inc. (a)	4,845	24,564
IBM	284	54,400
Intel Corp.	995	20,527
Intuit, Inc.	150	8,925
Itron, Inc. (a)	57	2,539
Mastercard, Inc., Class A	173	84,991
Maxim Integrated Products, Inc.	554	16,288
Mentor Graphics Corp. (a)	665	11,318
Microchip Technology, Inc.	529	17,240
Microsoft Corp.	873	23,335
Motorola Solutions, Inc.	1,381	76,894
National Instruments Corp.	2,120	54,717
NetApp, Inc. (a)	119	3,992
Nuance Communications, Inc. (a)	81	1,808
Oracle Corp.	99	3,299
Paychex, Inc.	1,460	45,464
PMC - Sierra, Inc. (a)	3,125	16,281
Qualcomm, Inc.	829	51,415
Riverbed Technology, Inc. (a)	1,095	21,593
Taiwan Semiconductor Manu. Co., Ltd., ADR	237	4,067
TE Connectivity, Ltd.	796	29,547
Teradata Corp. (a)	19	1,175
Texas Instruments, Inc.	3,330	103,029
VeriSign, Inc. (a)	455	17,663
Visa, Inc., Class A	12	1,819
Xerox Corp	2,683	18,298
		1,332,264
Materials: 2.5%
Air Products & Chemicals, Inc.	347	29,155
Calgon Carbon Corp. (a)	1,470	20,845
Compass Minerals International	750	56,033
Crown Holdings, Inc. (a)	744	27,387
Ecolab, Inc.	570	40,983
International Paper Co.	511	20,358
Intrepid Potash, Inc.	375	7,984
Novozymes A/S, ADR	589	16,669
Novozymes A/S, B Shares	236	6,699
Nucor Corp.	167	7,211
Potash Corp. of Saskatchewan, Inc.	52	2,116
Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
COMMON STOCK, continued
Materials, continued
Praxair, Inc.	736	$80,555
Rio Tinto PLC, ADR	88	5,112
Syngenta AG, ADR	50	4,040
Teijin, Ltd.	434	1,081
Umicore SA	79	4,374
		330,602
Telecommunication Services: 1.0%
America Movil SAB de CV, Series L, ADR	303	7,011
AT&T, Inc.	1,246	42,003
BCE, Inc.	208	8,932
CenturyLink, Inc.	454	17,760
China Mobile, Ltd.	449	5,284
Verizon Communications, Inc.	431	18,649
Vodafone Group PLC, ADR	1,315	33,125
		132,764
Utilities: 3.1%
AGL Resources, Inc.	835	33,375
American Water Works Co., Inc.	859	31,895
CenterPoint Energy, Inc.	90	1,733
Hyflux, Ltd.	1,041	1,102
ITC Holdings Corp.	31	2,384
MDU Resources Group, Inc.	2,625	55,755
National Fuel Gas Co.	23	1,166
National Grid PLC	402	4,611
National Grid PLC, ADR	388	22,287
NiSource, Inc.	1,733	43,134
Northwest Natural Gas Co.	590	26,078
ONEOK, Inc.	1,084	46,341
Ormat Technologies, Inc.	208	4,010
Questar Corp.	4,080	80,621
Red Electrica Corp. SA	101	4,989
Sempra Energy	586	41,571
SSE PLC	201	4,676
Xcel Energy, Inc.	24	640
		406,368
TOTAL COMMON STOCKS
(Cost $7,504,979)		8,503,420

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2012

Schedule of Investments, continued

ESG Managers® Aggressive Growth Portfolio, continued

Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
PREFERRED STOCK: 0.0%
Consumer Staples: 0.0%
Henkel AG & Co KGaA	65	$5,348
TOTAL PREFERRED STOCK
(Cost $4,087)		5,348
TOTAL STOCKS
(Cost $7,504,979)		8,508,768
AFFILIATED INVESTMENT COMPANIES: 28.8%
Pax MSCI EAFE ESG Index ETF	24,889	610,029
Pax MSCI North America ESG Index ETF	78,315	2,319,683
Pax World Global Environmental Markets Fund (b)	19,769	196,113
Pax World International Fund (b)	81,774	669,729
TOTAL AFFILIATED INVESTMENT COMPANIES
(Cost $3,674,586)		3,795,554
NON-AFFILIATED INVESTMENT COMPANIES: 5.3%
Schroder Emerging Market Equity Fund (c)	50,288	691,968
TOTAL NON-AFFILIATED INVESTMENT COMPANIES
(Cost $644,416)		691,968
TOTAL INVESTMENTS: 98.7%
(Cost $11,823,981)		12,996,290
OTHER ASSETS AND LIABILITIES—
(Net): 1.3%		175,356
Net Assets: 100.0%		$13,171,646

(a)  Non-income producing security

(b)  Institutional Class shares

(c)  Investor Class shares

ADR  American Depository Receipt

LP  Limited Partnership

REIT  Real Estate Investment Trust

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2012

Schedule of Investments, continued

ESG Managers® Growth Portfolio

Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
STOCKS: 57.1%
COMMON STOCKS: 57.1%
Consumer Discretionary: 6.1%
Accor SA	68	$2,425
BorgWarner, Inc. (a)	372	26,643
Cinemark Holdings, Inc.	43	1,117
DeVry, Inc.	580	13,763
DIRECTV (a)	29	1,455
DISH Network Corp., Class A	691	25,152
Ford Motor Co.	416	5,387
Gannett Co, Inc.	1,135	20,441
Gentex Corp.	440	8,281
Hanesbrands, Inc. (a)	205	7,343
Hennes & Mauritz AB, B Shares	68	2,357
Home Depot, Inc.	337	20,843
International Game Technology	1,255	17,783
International Speedway Corp., Class A	480	13,258
Interpublic Group of Cos., Inc., The	1,605	17,687
Johnson Controls, Inc.	101	3,101
Macy's, Inc.	43	1,678
Madison Square Garden Company, The, Class A (a)	175	7,761
McDonald's Corp.	104	9,174
Meredith Corp.	260	8,957
Mohawk Industries, Inc. (a)	135	12,213
Newell Rubbermaid, Inc.	1,763	39,262
News Corp., Class A	1,630	41,630
NIKE, Inc., Class B	355	18,318
Nordstrom, Inc.	110	5,885
O'Reilly Automotive, Inc. (a)	356	31,834
PulteGroup, Inc. (a)	1,020	18,523
Royal Caribbean Cruises, Ltd.	480	16,320
Scripps Networks Interactive, Class A	553	32,030
SES SA	490	14,112
Shaw Communications, Inc., Class B	1,570	36,079
Sotheby's	190	6,388
Starbucks Corp.	82	4,397
Target Corp.	1,299	76,862
Time Warner Cable, Inc.	344	33,433
Time Warner, Inc.	890	42,569
TJX Cos., Inc.	35	1,486
Toll Brothers, Inc. (a)	255	8,244
Tractor Supply Co.	16	1,414
Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Consumer Discretionary, continued
Washington Post Co., The, Class B	24	$8,765
WMS Industries, Inc. (a)	780	13,650
		678,020
Consumer Staples: 5.6%
Coca-Cola Co., The	527	19,104
CVS Caremark Corp.	1,610	77,844
Danone SA	49	3,228
HJ Heinz Co.	381	21,976
Ingredion, Inc.	157	10,116
JM Smucker Co., The	436	37,601
Kellogg Co.	381	21,279
Kimberly-Clark Corp.	254	21,445
L'Oreal SA	26	3,618
McCormick & Co., Inc.	1,097	69,692
Natura Cosmeticos SA	75	2,147
PepsiCo, Inc.	1,279	87,521
Procter & Gamble Co., The	1,619	109,913
Safeway, Inc.	505	9,135
Svenska Cellulosa AB, B Shares	258	5,610
Sysco Corp.	1,757	55,627
TESCO PLC	603	3,322
Unilever NV	1,136	43,509
Unilever NV (Netherlands)	68	2,602
United Natural Foods, Inc. (a)	62	3,323
WD-40 Co.	330	15,546
		624,158
Energy: 6.5%
Apache Corp.	114	8,949
Baker Hughes, Inc.	171	6,984
BG Group PLC, ADR	2,296	38,366
Bristow Group, Inc.	115	6,171
Cameron International Corp. (a)	583	32,916
Cimarex Energy Co.	518	29,904
ConocoPhillips	481	27,893
Contango Oil & Gas Co.	305	12,920
Cosan, Ltd., Class A	156	2,700
Energen Corp.	780	35,170
Energy XXI Bermuda, Ltd.	320	10,301
Ensco PLC, Class A	120	7,114
EQT Corp.	172	10,145
Kinder Morgan Management LLC	1,183	89,269
LinnCo LLC	722	26,093
Noble Corp.	512	17,828
Noble Energy, Inc.	359	36,525
Occidental Petroleum Corp.	19	1,456
Pembina Pipeline Corp.	480	13,747

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2012

Schedule of Investments, continued

ESG Managers® Growth Portfolio, continued

Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Energy, continued
Petroleo Brasileiro SA, ADR	243	$4,731
Rosetta Resources, Inc. (a)	79	3,583
Royal Dutch Shell PLC, ADR	460	31,717
Sasol Ltd., ADR	49	2,121
Seadrill, Ltd.	992	36,506
Spectra Energy Corp.	2,398	65,657
Statoil ASA, ADR	1,410	35,306
Suncor Energy, Inc.	403	13,291
Targa Resources Corp.	56	2,959
Total SA, ADR	496	25,797
W&T Offshore, Inc.	1,970	31,579
Weatherford International, Ltd. (a)	1,017	11,380
Williams Cos., Inc., The	1,500	49,110
		728,188
Financials: 8.4%
American Express Co.	1,108	63,687
American Tower Corp., REIT	196	15,145
Artio Global Investors, Inc.	1,010	1,919
Banco Bradesco SA, ADR	211	3,665
Bank of Montreal	236	14,467
Bank of New York Mellon Corp., The	637	16,371
BlackRock, Inc.	140	28,939
Capital One Financial Corp.	253	14,656
CapitaLand, Ltd.	656	2,019
CBRE Group, Inc., Class A (a)	825	16,418
Charles Schwab Corp., The	3,459	49,671
Cincinnati Financial Corp.	646	25,297
City National Corp.	155	7,676
CME Group, Inc.	810	41,075
Digital Realty Trust, Inc., REIT	397	26,952
First American Financial Corp.	1,740	41,917
First Horizon National Corp.	2,025	20,068
HCP, Inc., REIT	546	24,668
Hospitality Properties Trust, REIT	1,157	27,097
IntercontinentalExchange, Inc. (a)	304	37,638
Janus Capital Group, Inc.	2,620	22,322
Jones Lang LaSalle, Inc.	238	19,978
JPMorgan Chase & Co.	1,065	46,828
KKR & Co., LP	1,285	19,571
Lazard, Ltd., Class A	1,568	46,789
Loews Corp.	357	14,548
Marsh & McLennan Cos., Inc.	547	18,855
MetLife, Inc.	466	15,350
Omega Healthcare Investors, Inc., REIT	504	12,020
Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Financials, continued
Pinnacle Financial Partners, Inc. (a)	575	$10,833
Plum Creek Timber Co., Inc., REIT	77	3,416
Progressive Corp., The	2,670	56,337
Senior Housing Properties Trust, REIT	493	11,655
State Street Corp.	587	27,595
TCF Financial Corp.	860	10,449
Toronto-Dominion Bank, The	39	3,284
Travelers Cos., Inc., The	306	21,977
U.S. Bancorp	1,120	35,773
Unibail-Rodamco SE, REIT	13	3,153
Valley National Bancorp	1,184	11,011
Wells Fargo & Co.	1,193	40,777
		931,866
Health Care: 7.6%
Abbott Laboratories	871	57,051
Agilent Technologies, Inc.	21	860
Baxter International, Inc.	512	34,130
Becton Dickinson & Co.	552	43,161
Bio-Rad Laboratories, Inc., Class A (a)	195	20,485
Bristol-Myers Squibb Co.	114	3,715
Celgene Corp. (a)	25	1,968
Charles River Laboratories Intl., Inc. (a)	535	20,046
Covidien PLC	681	39,321
Eli Lilly & Co.	511	25,203
Express Scripts Holding Co. (a)	27	1,458
Gilead Sciences, Inc. (a)	810	59,494
GlaxoSmithKline PLC, ADR	742	32,255
Hospira, Inc. (a)	385	12,027
InterMune, Inc. (a)	1,180	11,434
Johnson & Johnson	745	52,225
Life Technologies Corp. (a)	292	14,331
Merck & Co., Inc.	1,103	45,157
Novartis AG	121	7,644
Novartis AG, ADR	669	42,348
Novo Nordisk A/S, B Shares	87	14,167
Patterson Cos., Inc.	645	22,078
Pfizer, Inc.	1,592	39,926
Quest Diagnostics, Inc.	39	2,273
Roche Holding AG	95	19,207
Roche Holding AG, ADR	763	38,532
Salix Pharmaceuticals, Ltd. (a)	205	8,298
Sanofi, ADR	15	711

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2012

Schedule of Investments, continued

ESG Managers® Growth Portfolio, continued

Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Health Care, continued
Sirona Dental Systems, Inc. (a)	85	$5,479
Smith & Nephew PLC	226	2,498
Symmetry Medical, Inc. (a)	915	9,626
Teleflex, Inc.	940	67,031
Teva Pharmaceutical Industries, Ltd., ADR	355	13,256
Thermo Fisher Scientific, Inc.	13	829
UnitedHealth Group, Inc.	67	3,634
Valeant Pharmaceuticals International (a)	545	32,575
VCA Antech, Inc. (a)	770	16,209
Waters Corp. (a)	51	4,443
WellPoint, Inc.	246	14,986
Zimmer Holdings, Inc.	155	10,332
		850,403
Industrials: 7.3%
3M Co.	408	37,883
ABB, Ltd. (a)	113	2,343
ABB, Ltd., ADR (a)	164	3,410
Ameresco, Inc., Class A (a)	204	2,001
Atlas Copco AB, A Shares	181	5,019
Brady Corp., Class A	330	11,022
Canadian Pacific Railway, Ltd.	35	3,550
CH Robinson Worldwide, Inc.	675	42,674
Chicago Bridge & Iron Co. NV	21	973
CSX Corp.	91	1,795
Cummins, Inc.	69	7,476
Danaher Corp.	1,476	82,507
Deere & Co.	99	8,556
Dun & Bradstreet Corp.	213	16,752
East Japan Railway Co.	66	4,268
Eaton Corp PLC	143	7,751
Emerson Electric Co.	505	26,745
Expeditors International of Washington, Inc.	104	4,113
FedEx Corp.	23	2,110
Generac Holdings, Inc.	100	3,431
General Electric Co.	3,178	66,706
Herman Miller, Inc.	891	19,085
Honeywell International, Inc.	411	26,086
IDEX Corp.	240	11,167
Illinois Tool Works, Inc.	357	21,709
Insperity, Inc.	580	18,885
Interface, Inc. (a)	745	11,980
Iron Mountain, Inc.	1,691	52,506
JB Hunt Transport Services, Inc.	341	20,361
Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Industrials, continued
Mitsubishi Electric Corp.	350	$2,980
MTR Corp. Ltd.	710	2,813
Nordson Corp.	74	4,671
Pall Corp.	469	28,262
Pentair, Ltd.	986	48,462
Quanta Services, Inc. (a)	152	4,148
Rockwell Automation, Inc.	19	1,596
Royal Philips (Netherlands)	179	4,740
RR Donnelley & Sons, Co.	1,570	14,130
Schneider Electric SA	45	3,296
Simpson Manufacturing Co., Inc.	545	17,871
SKF AB, B Shares	161	4,078
Snap-on, Inc.	75	5,924
Stanley Black & Decker, Inc.	92	6,805
Stericycle, Inc. (a)	25	2,332
Tennant Co.	62	2,725
Timken Co.	53	2,535
United Parcel Service, Inc., Class B	455	33,547
Verisk Analytics, Inc., Class A (a)	295	15,045
Waste Management, Inc.	1,854	62,554
WW Grainger, Inc.	116	23,475
Xylem, Inc.	167	4,526
		819,379
Information Technology: 8.7%
Accenture PLC, Class A	295	19,618
Adobe Systems, Inc. (a)	90	3,391
Altera Corp.	1,705	58,720
Amdocs, Ltd.	7	238
Anixter International, Inc.	115	7,358
Apple, Inc.	35	18,656
Applied Materials, Inc.	5,360	61,318
Autodesk, Inc. (a)	114	4,030
Brocade Communications Systems, Inc. (a)	820	4,371
CA, Inc.	883	19,408
Ceragon Networks, Ltd. (a)	1,955	8,622
Checkpoint Systems, Inc. (a)	990	10,633
Ciena Corp. (a)	1,350	21,194
Cisco Systems, Inc.	447	8,784
Citrix Systems, Inc. (a)	3	197
ClickSoftware Technologies, Ltd.	870	7,317
Cognizant Technology Solutions, Class A (a)	37	2,740
Compuware Corp. (a)	375	4,076
Corning, Inc.	156	1,969
eBay, Inc. (a)	106	5,408

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2012

Schedule of Investments, continued

ESG Managers® Growth Portfolio, continued

Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Information Technology, continued
EMC Corp. (a)	542	$13,713
Ericsson, B Shares	452	4,566
EZchip Semiconductor, Ltd. (a)	400	13,228
Facebook, Inc., Class A (a)	108	2,876
Fair Isaac Corp.	285	11,979
Finisar Corp. (a)	1,385	22,575
Genpact, Ltd.	118	1,829
Google, Inc., Class A (a)	161	114,209
Harmonic, Inc. (a)	3,290	16,680
IBM	191	36,586
Intel Corp.	1,414	29,171
Intuit, Inc.	161	9,580
Itron, Inc. (a)	43	1,916
Mastercard, Inc., Class A	116	56,987
Maxim Integrated Products, Inc.	788	23,167
Mentor Graphics Corp. (a)	455	7,744
Microchip Technology, Inc.	754	24,573
Microsoft Corp.	531	14,194
Motorola Solutions, Inc.	941	52,395
National Instruments Corp.	1,199	30,946
NetApp, Inc. (a)	90	3,020
Nuance Communications, Inc. (a)	87	1,942
Oracle Corp.	107	3,565
Paychex, Inc.	1,090	33,943
PMC - Sierra, Inc. (a)	2,140	11,149
Qualcomm, Inc.	677	41,987
Riverbed Technology, Inc. (a)	740	14,593
Taiwan Semiconductor Manu. Co., Ltd., ADR	213	3,655
TE Connectivity, Ltd.	468	17,372
Teradata Corp. (a)	20	1,238
Texas Instruments, Inc.	1,903	58,878
VeriSign, Inc. (a)	305	11,840
Visa, Inc., Class A	13	1,971
Xerox Corp	1,664	11,348
		973,463
Materials: 2.2%
Air Products & Chemicals, Inc.	202	16,972
Calgon Carbon Corp. (a)	990	14,038
Compass Minerals International	545	40,717
Crown Holdings, Inc. (a)	437	16,086
Ecolab, Inc.	349	25,093
International Paper Co.	727	28,964
Intrepid Potash, Inc.	255	5,429
Novozymes A/S, ADR	339	9,594
Novozymes A/S, B Shares	177	5,024
Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Materials, continued
Nucor Corp.	156	$6,736
Potash Corp. of Saskatchewan, Inc.	56	2,279
Praxair, Inc.	528	57,790
Rio Tinto PLC, ADR	95	5,519
Syngenta AG, ADR	54	4,363
Teijin, Ltd.	700	1,743
Umicore SA	59	3,267
		243,614
Telecommunication Services: 1.2%
America Movil SAB de CV, Series L, ADR	325	7,521
AT&T, Inc.	1,241	41,834
BCE, Inc.	297	12,753
CenturyLink, Inc.	265	10,367
China Mobile, Ltd.	372	4,378
Verizon Communications, Inc.	253	10,947
Vodafone Group PLC, ADR	1,653	41,639
		129,439
Utilities: 3.5%
AGL Resources, Inc.	605	24,182
American Water Works Co., Inc.	1,221	45,336
CenterPoint Energy, Inc.	97	1,867
Hyflux, Ltd.	1,315	1,392
ITC Holdings Corp.	23	1,769
MDU Resources Group, Inc.	2,025	43,011
National Fuel Gas Co.	25	1,267
National Grid PLC	302	3,464
National Grid PLC, ADR	551	31,649
NiSource, Inc.	2,464	61,329
Northwest Natural Gas Co.	440	19,448
ONEOK, Inc.	1,454	62,159
Ormat Technologies, Inc.	156	3,008
Questar Corp.	2,997	59,221
Red Electrica Corp. SA	75	3,705
Sempra Energy	352	24,970
SSE PLC	151	3,513
Xcel Energy, Inc.	25	668
		391,958
TOTAL COMMON STOCKS
(Cost $5,393,665)		6,370,488

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2012

Schedule of Investments, continued

ESG Managers® Growth Portfolio, continued

Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
PREFERRED STOCK: 0.0%
Consumer Staples: 0.0%
Henkel AG & Co KGaA	44	$3,620
TOTAL PREFERRED STOCK
(Cost $3,011)		3,620
TOTAL STOCKS
(Cost $5,396,425)		6,374,108
AFFILIATED INVESTMENT COMPANIES: 27.3%
Pax MSCI EAFE ESG Index ETF	16,280	399,023
Pax MSCI North America ESG Index ETF	52,231	1,547,077
Pax World Balanced Fund (b)	1,817	43,492
Pax World Global Environmental Markets Fund (b)	23,912	237,209
Pax World High Yield Bond Fund (b)	62,624	469,683
Pax World International Fund (b)	42,193	345,557
TOTAL AFFILIATED INVESTMENT COMPANIES
(Cost: $2,947,846)		3,042,041
NON-AFFILIATED INVESTMENT COMPANIES: 8.1%
Access Capital Community Investment Fund (b)	18,412	177,676
CRA Qualified Investment Fund (b)	400	4,456
PIMCO Income Fund (b)	20,242	250,187
Schroder Emerging Market Equity Fund (c)	32,293	444,353
TIAA-CREF Social Choice Bond Fund (b)	2,230	22,415
TOTAL NON-AFFILIATED INVESTMENT COMPANIES
(Cost: $892,486)		899,087
BONDS: 6.5%
CORPORATE BONDS: 2.3%
Consumer Discretionary: 0.2%
Advance Auto Parts, Inc., 4.500%, 01/15/22	$3,000	3,138
BorgWarner, Inc., 5.750%, 11/01/16	6,000	6,755
Ethan Allen Global, Inc., 5.375%, 10/01/15	3,000	3,098
Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
CORPORATE BONDS, continued
Consumer Discretionary, continued
Interpublic Group of Cos., Inc., The, 10.000%, 07/15/17	$5,000	$5,488
		18,479
Energy: 0.2%
ConocoPhillips Holding Co., 6.950%, 04/15/29	5,000	6,990
MidAmerican Energy Co., 6.750%, 12/30/31	6,000	8,182
Newfield Exploration Co., 7.125%, 05/15/18	3,000	3,180
		18,352
Financials: 1.2%
Bank of America Corp., 5.650%, 05/01/18	5,000	5,824
Citigroup, Inc., 6.125%, 11/21/17	5,000	5,957
ERP Operating, LP, 7.125%, 10/15/17	5,000	6,127
Federal Realty Investment Trust, REIT, 5.650%, 06/01/16	3,000	3,378
Fidelity National Financial, Inc., 5.500%, 09/01/22	3,000	3,327
Ford Motor Credit Co., LLC, 7.000%, 04/15/15	5,000	5,588
GATX Corp. 2008-2 Pass Through Trust, 9.000%, 11/15/13	7,860	8,374
International Finance Corp., 2.250%, 04/28/14	10,000	10,260
Intl. Bank for Reconstruction and Development, 2.000%, 12/04/13	25,000	25,385
JPMorgan Chase & Co., 4.625%, 05/10/21	5,000	5,711
Kemper Corp., 6.000%, 11/30/15	3,000	3,238
Markel Corp., 6.800%, 02/15/13	10,000	10,063
Progressive Corp., The, 6.700%, 06/15/37	5,000	5,425
ProLogis, LP, 6.125%, 12/01/16	10,000	11,446
State Street Corp., 7.350%, 06/15/26	10,000	13,672
Wells Fargo & Co., 3.500%, 03/08/22	3,000	3,206

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2012

Schedule of Investments, continued

ESG Managers® Growth Portfolio, continued

Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
CORPORATE BONDS, continued
Financials, continued
Willis North America, Inc., 5.625%, 07/15/15	$10,000	$10,932
		137,913
Health Care: 0.2%
DENTSPLY International, Inc., 2.750%, 08/15/16	4,000	4,154
Howard Hughes Medical Institute, 3.450%, 09/01/14	10,000	10,509
McKesson Corp., 6.000%, 03/01/41	4,000	5,304
		19,967
Industrials: 0.2%
Dun & Bradstreet Corp., 4.375%, 12/01/22	5,000	5,116
Kennametal, Inc., 2.650%, 11/01/19	5,000	5,015
Owens Corning, 6.500%, 12/01/16	2,000	2,249
Owens Corning, 4.200%, 12/15/22	5,000	5,095
Verisk Analytics, Inc., 5.800%, 05/01/21	5,000	5,613
		23,088
Information Technology: 0.1%
KLA-Tencor Corp., 6.900%, 05/01/18	6,000	7,216
Materials: 0.1%
Domtar Corp., 9.500%, 08/01/16	5,000	5,956
Telecommunication Services: 0.0%
Frontier Communications Corp., 7.125%, 03/15/19	3,000	3,278
Utilities: 0.1%
American Water Capital Corp., 6.085%, 10/15/17	7,000	8,375
CMS Energy Corp., 4.250%, 09/30/15	6,000	6,396
		14,771
TOTAL CORPORATE BONDS
(Cost $230,750)		249,020
Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
U.S. GOVERNMENT AGENCY BONDS: 0.5%
Freddie Mac (Agency): 0.1%
1.250%, 10/02/19	$6,000	$5,992
2.375%, 01/13/22	4,000	4,187
		10,179
Fannie Mae (Agency): 0.4%
1.625%, 10/26/15	14,000	14,493
5.375%, 07/15/16	12,000	14,045
6.625%, 11/15/30	8,000	12,221
5.625%, 07/15/37	6,000	8,668
		49,427
TOTAL U.S. GOVERNMENT AGENCY BONDS
(Cost $57,380)		59,606
GOVERNMENT BONDS: 0.2%
Egypt Government AID Bonds, 4.450%, 09/15/15	10,000	11,079
U.S. Dept of Housing & Urban Development, 1.800%, 08/01/14	10,000	10,247
TOTAL GOVERNMENT BONDS
(Cost $20,638)		21,326
U.S. TREASURY NOTES: 2.0%
0.625%, 04/15/13 (TIPS)	8,755	8,747
1.875%, 07/15/13 (TIPS)	18,892	19,205
0.125%, 08/31/13 (TIPS)	80,000	79,994
1.250%, 04/15/14 (TIPS)	13,116	13,528
1.625%, 01/15/15	3,634	3,863
0.500%, 04/15/15 (TIPS)	3,202	3,343
0.125%, 04/15/16 (TIPS)	22,008	23,187
1.375%, 07/15/18 (TIPS)	6,436	7,498
1.375%, 01/15/20	8,558	10,152
2.375%, 01/15/25	3,682	4,974
1.750%, 01/15/28	27,604	35,793
3.375%, 04/15/32	6,516	10,764
TOTAL U.S. TREASURY NOTES
(Cost $205,175)		221,048

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2012

Schedule of Investments, continued

ESG Managers® Growth Portfolio, continued

Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
MORTGAGE-BACKED SECURITIES: 1.5%
Ginnie Mae (Mortgage-Backed): 0.2%
3.000%, 08/01/42	$19,150	$20,092
Freddie Mac (Mortgage-Backed): 0.6%
2.500%, 10/01/27	9,875	10,327
5.000%, 06/01/39	12,764	13,736
4.500%, 07/01/39	9,044	9,708
4.500%, 11/01/39	7,939	8,521
4.500%, 09/01/40	10,288	11,082
4.000%, 10/01/41	8,615	9,214
		62,588
Fannie Mae (Mortgage-Backed): 0.5%
6.040%, 07/01/13	9,253	9,302
2.190%, 01/01/23 (d)	10,000	10,038
4.000%, 03/01/26	11,310	12,121
4.000%, 01/01/41	6,673	7,162
3.500%, 02/01/41	7,581	8,091
4.000%, 12/01/41	7,525	8,080
		54,794
Commercial Mortgage-Backed: 0.2%
Ally Auto Receivables Trust, 1.110%, 01/15/15	6,192	6,206
Ally Auto Receivables Trust, 0.970%, 08/17/15	4,488	4,503
JP Morgan Chase Commercial Mtg Sec Corp., 4.865%, 03/15/46	10,000	10,262
LB-UBS Commercial Mortgage Trust, 4.559%, 09/15/27	3,403	3,401
		24,372
TOTAL MORTGAGE-BACKED SECURITIES
(Cost $158,813)		161,846
TOTAL BONDS
(Cost $672,756)		712,846
Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
TOTAL INVESTMENTS: 99.0%
(Cost $9,909,513)		$11,028,082
OTHER ASSETS AND LIABILITIES—
(Net): 1.0%		115,864
Net Assets: 100.0%		$11,143,946

(a)  Non-income producing security

(b)  Institutional Class shares

(c)  Investor Class share

(d)  When-issued security

ADR  American Depository Receipt

LP  Limited Partnership

REIT  Real Estate Investment Trust

TIPS  Treasury Inflation Protected Securities

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2012

Schedule of Investments, continued

ESG Managers® Moderate Portfolio

Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
STOCKS: 43.0%
COMMON STOCKS: 43.0%
Consumer Discretionary: 4.8%
Accor SA	63	$2,247
BorgWarner, Inc. (a)	433	31,011
Cinemark Holdings, Inc.	50	1,299
DeVry, Inc.	690	16,374
DIRECTV (a)	34	1,705
DISH Network Corp., Class A	874	31,814
Ford Motor Co.	482	6,242
Gannett Co, Inc.	1,355	24,404
Gentex Corp.	495	9,316
Hanesbrands, Inc. (a)	190	6,806
Hennes & Mauritz AB, B Shares	63	2,183
Home Depot, Inc.	415	25,668
International Game Technology	1,495	21,184
International Speedway Corp., Class A	575	15,882
Interpublic Group of Cos., Inc., The	1,915	21,103
Johnson Controls, Inc.	110	3,377
Macy's, Inc.	49	1,912
Madison Square Garden Company, The, Class A (a)	220	9,757
McDonald's Corp.	136	11,997
Meredith Corp.	325	11,196
Mohawk Industries, Inc. (a)	175	15,832
Newell Rubbermaid, Inc.	2,099	46,745
News Corp., Class A	2,001	51,106
NIKE, Inc., Class B	369	19,040
Nordstrom, Inc.	130	6,955
O'Reilly Automotive, Inc. (a)	417	37,288
PulteGroup, Inc. (a)	1,155	20,975
Royal Caribbean Cruises, Ltd.	570	19,380
Scripps Networks Interactive, Class A	657	38,053
SES SA	541	15,581
Shaw Communications, Inc., Class B	1,595	36,653
Sotheby's	230	7,733
Starbucks Corp.	95	5,094
Target Corp.	1,428	84,495
Time Warner Cable, Inc.	425	41,306
Time Warner, Inc.	1,101	52,661
TJX Cos., Inc.	38	1,613
Toll Brothers, Inc. (a)	285	9,214
Tractor Supply Co.	17	1,502
Washington Post Co., The, Class B	31	11,321
Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Consumer Discretionary, continued
WMS Industries, Inc. (a)	930	$16,274
		794,298
Consumer Staples: 4.2%
Coca-Cola Co., The	654	23,708
CVS Caremark Corp.	1,786	86,353
Danone SA	45	2,964
HJ Heinz Co.	382	22,034
Ingredion, Inc.	182	11,726
JM Smucker Co., The	487	41,999
Kellogg Co.	476	26,585
Kimberly-Clark Corp.	319	26,933
L'Oreal SA	24	3,339
McCormick & Co., Inc.	1,170	74,330
Natura Cosmeticos SA	69	1,976
PepsiCo, Inc.	1,376	94,160
Procter & Gamble Co., The	1,753	119,011
Safeway, Inc.	574	10,384
Svenska Cellulosa AB, B Shares	239	5,196
Sysco Corp.	1,865	59,046
TESCO PLC	559	3,079
Unilever NV	1,354	51,858
Unilever NV (Netherlands)	63	2,411
United Natural Foods, Inc. (a)	68	3,645
WD-40 Co.	320	15,075
		685,812
Energy: 4.9%
Apache Corp.	154	12,089
Baker Hughes, Inc.	198	8,086
BG Group PLC, ADR	2,669	44,599
Bristow Group, Inc.	140	7,512
Cameron International Corp. (a)	688	38,844
Cimarex Energy Co.	622	35,908
ConocoPhillips	594	34,446
Contango Oil & Gas Co.	365	15,461
Cosan, Ltd., Class A	169	2,925
Energen Corp.	795	35,847
Energy XXI Bermuda, Ltd.	360	11,588
Ensco PLC, Class A	139	8,240
EQT Corp.	199	11,737
Kinder Morgan Management LLC	1,184	89,345
LinnCo LLC	740	26,744
Noble Corp.	635	22,111
Noble Energy, Inc.	432	43,952
Occidental Petroleum Corp.	22	1,685
Pembina Pipeline Corp.	481	13,776
Petroleo Brasileiro SA, ADR	319	6,211

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2012

Schedule of Investments, continued

ESG Managers® Moderate Portfolio, continued

Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Energy, continued
Rosetta Resources, Inc. (a)	91	$4,128
Royal Dutch Shell PLC, ADR	578	39,853
Sasol Ltd., ADR	57	2,468
Seadrill, Ltd.	995	36,616
Spectra Energy Corp.	2,476	67,793
Statoil ASA, ADR	1,450	36,308
Suncor Energy, Inc.	496	16,358
Targa Resources Corp.	65	3,435
Total SA, ADR	497	25,849
W&T Offshore, Inc.	2,185	35,026
Weatherford International, Ltd. (a)	1,261	14,111
Williams Cos., Inc., The	1,551	50,779
		803,830
Financials: 6.5%
American Express Co.	1,323	76,046
American Tower Corp., REIT	227	17,540
Artio Global Investors, Inc.	1,150	2,185
Banco Bradesco SA, ADR	229	3,978
Bank of Montreal	237	14,528
Bank of New York Mellon Corp., The	768	19,738
BlackRock, Inc.	164	33,900
Capital One Financial Corp.	314	18,190
CapitaLand, Ltd.	622	1,915
CBRE Group, Inc., Class A (a)	980	19,502
Charles Schwab Corp., The	3,540	50,834
Cincinnati Financial Corp.	648	25,376
City National Corp.	170	8,418
CME Group, Inc.	886	44,929
Digital Realty Trust, Inc., REIT	404	27,428
First American Financial Corp.	2,015	48,541
First Horizon National Corp.	2,275	22,545
HCP, Inc., REIT	546	24,668
Hospitality Properties Trust, REIT	1,169	27,378
IntercontinentalExchange, Inc. (a)	352	43,581
Janus Capital Group, Inc.	3,115	26,540
Jones Lang LaSalle, Inc.	285	23,923
JPMorgan Chase & Co.	1,318	57,952
KKR & Co., LP	1,530	23,302
Lazard, Ltd., Class A	1,811	54,040
Loews Corp.	447	18,215
Marsh & McLennan Cos., Inc.	688	23,715
MetLife, Inc.	560	18,446
Omega Healthcare Investors, Inc., REIT	506	12,068
Pinnacle Financial Partners, Inc. (a)	645	12,152
Plum Creek Timber Co., Inc., REIT	89	3,949
Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Financials, continued
Progressive Corp., The	3,211	$67,752
Senior Housing Properties Trust, REIT	495	11,702
State Street Corp.	722	33,941
TCF Financial Corp.	965	11,725
Toronto-Dominion Bank, The	42	3,536
Travelers Cos., Inc., The	379	27,220
U.S. Bancorp	1,403	44,812
Unibail-Rodamco SE, REIT	12	2,911
Valley National Bancorp	1,187	11,040
Wells Fargo & Co.	1,491	50,962
		1,071,123
Health Care: 5.6%
Abbott Laboratories	873	57,182
Agilent Technologies, Inc.	25	1,024
Baxter International, Inc.	523	34,863
Becton Dickinson & Co.	646	50,511
Bio-Rad Laboratories, Inc., Class A (a)	230	24,162
Bristol-Myers Squibb Co.	132	4,302
Celgene Corp. (a)	29	2,283
Charles River Laboratories Intl., Inc. (a)	635	23,793
Covidien PLC	803	46,365
Eli Lilly & Co.	512	25,252
Express Scripts Holding Co. (a)	31	1,674
Gilead Sciences, Inc. (a)	820	60,229
GlaxoSmithKline PLC, ADR	744	32,342
Hospira, Inc. (a)	460	14,370
InterMune, Inc. (a)	1,325	12,839
Johnson & Johnson	815	57,132
Life Technologies Corp. (a)	343	16,834
Merck & Co., Inc.	1,254	51,339
Novartis AG	112	7,075
Novartis AG, ADR	712	45,070
Novo Nordisk A/S, B Shares	80	13,027
Patterson Cos., Inc.	660	22,592
Pfizer, Inc.	1,680	42,134
Quest Diagnostics, Inc.	42	2,447
Roche Holding AG	82	16,579
Roche Holding AG, ADR	892	45,046
Salix Pharmaceuticals, Ltd. (a)	225	9,108
Sanofi, ADR	17	805
Sirona Dental Systems, Inc. (a)	85	5,479
Smith & Nephew PLC	210	2,321
Symmetry Medical, Inc. (a)	1,085	11,414

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2012

Schedule of Investments, continued

ESG Managers® Moderate Portfolio, continued

Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Health Care, continued
Teleflex, Inc.	965	$68,814
Teva Pharmaceutical Industries, Ltd., ADR	447	16,691
Thermo Fisher Scientific, Inc.	15	957
UnitedHealth Group, Inc.	77	4,176
Valeant Pharmaceuticals International (a)	555	33,172
VCA Antech, Inc. (a)	870	18,314
Waters Corp. (a)	55	4,792
WellPoint, Inc.	303	18,459
Zimmer Holdings, Inc.	185	12,332
		917,300
Industrials: 5.6%
3M Co.	483	44,847
ABB, Ltd. (a)	105	2,177
ABB, Ltd., ADR (a)	190	3,950
Ameresco, Inc., Class A (a)	221	2,168
Atlas Copco AB, A Shares	168	4,659
Brady Corp., Class A	410	13,694
Canadian Pacific Railway, Ltd.	38	3,855
CH Robinson Worldwide, Inc.	690	43,622
Chicago Bridge & Iron Co. NV	25	1,159
CSX Corp.	105	2,072
Cummins, Inc.	80	8,668
Danaher Corp.	1,769	98,887
Deere & Co.	112	9,679
Dun & Bradstreet Corp.	255	20,056
East Japan Railway Co.	56	3,621
Eaton Corp PLC	159	8,618
Emerson Electric Co.	620	32,835
Expeditors International of Washington, Inc.	109	4,311
FedEx Corp.	25	2,293
Generac Holdings, Inc.	109	3,740
General Electric Co.	3,488	73,213
Herman Miller, Inc.	988	21,163
Honeywell International, Inc.	533	33,830
IDEX Corp.	290	13,494
Illinois Tool Works, Inc.	444	27,000
Insperity, Inc.	660	21,490
Interface, Inc. (a)	885	14,231
Iron Mountain, Inc.	1,747	54,244
JB Hunt Transport Services, Inc.	391	23,347
Mitsubishi Electric Corp.	283	2,410
MTR Corp. Ltd.	638	2,528
Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Industrials, continued
Nordson Corp.	86	$5,428
Pall Corp.	547	32,962
Pentair, Ltd.	1,015	49,887
Quanta Services, Inc. (a)	165	4,503
Rockwell Automation, Inc.	22	1,848
Royal Philips (Netherlands)	166	4,396
RR Donnelley & Sons, Co.	1,573	14,157
Schneider Electric SA	42	3,076
Simpson Manufacturing Co., Inc.	610	20,002
SKF AB, B Shares	149	3,774
Snap-on, Inc.	90	7,109
Stanley Black & Decker, Inc.	117	8,654
Stericycle, Inc. (a)	29	2,705
Tennant Co.	68	2,989
Timken Co.	61	2,918
United Parcel Service, Inc., Class B	465	34,284
Verisk Analytics, Inc., Class A (a)	300	15,300
Waste Management, Inc.	1,895	63,936
WW Grainger, Inc.	139	28,128
Xylem, Inc.	187	5,067
		912,984
Information Technology: 6.4%
Accenture PLC, Class A	300	19,950
Adobe Systems, Inc. (a)	97	3,655
Altera Corp.	1,993	68,639
Amdocs, Ltd.	8	272
Anixter International, Inc.	130	8,317
Apple, Inc.	41	21,854
Applied Materials, Inc.	5,483	62,726
Autodesk, Inc. (a)	124	4,383
Brocade Communications Systems, Inc. (a)	935	4,984
CA, Inc.	885	19,452
Ceragon Networks, Ltd. (a)	2,200	9,702
Checkpoint Systems, Inc. (a)	1,100	11,814
Ciena Corp. (a)	1,515	23,786
Cisco Systems, Inc.	501	9,845
Citrix Systems, Inc. (a)	3	197
ClickSoftware Technologies, Ltd.	920	7,737
Cognizant Technology Solutions, Class A (a)	43	3,184
Compuware Corp. (a)	420	4,565
Corning, Inc.	169	2,133
eBay, Inc. (a)	116	5,918
EMC Corp. (a)	627	15,863

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2012

Schedule of Investments, continued

ESG Managers® Moderate Portfolio, continued

Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Information Technology, continued
Ericsson, B Shares	419	$4,232
EZchip Semiconductor, Ltd. (a)	455	15,047
Facebook, Inc., Class A (a)	125	3,329
Fair Isaac Corp.	345	14,500
Finisar Corp. (a)	1,555	25,347
Genpact, Ltd.	137	2,124
Google, Inc., Class A (a)	169	119,884
Harmonic, Inc. (a)	3,695	18,734
IBM	230	44,057
Intel Corp.	1,417	29,233
Intuit, Inc.	187	11,127
Itron, Inc. (a)	47	2,094
Mastercard, Inc., Class A	123	60,427
Maxim Integrated Products, Inc.	790	23,226
Mentor Graphics Corp. (a)	515	8,765
Microchip Technology, Inc.	755	24,605
Microsoft Corp.	635	16,974
Motorola Solutions, Inc.	1,033	57,517
National Instruments Corp.	1,329	34,301
NetApp, Inc. (a)	97	3,254
Nuance Communications, Inc. (a)	100	2,232
Oracle Corp.	123	4,098
Paychex, Inc.	1,105	34,410
PMC - Sierra, Inc. (a)	2,425	12,634
Qualcomm, Inc.	726	45,027
Riverbed Technology, Inc. (a)	835	16,466
Taiwan Semiconductor Manu. Co., Ltd., ADR	239	4,101
TE Connectivity, Ltd.	580	21,530
Teradata Corp. (a)	23	1,423
Texas Instruments, Inc.	2,213	68,470
VeriSign, Inc. (a)	340	13,199
Visa, Inc., Class A	15	2,274
Xerox Corp	2,097	14,301
		1,067,918
Materials: 1.6%
Air Products & Chemicals, Inc.	253	21,257
Calgon Carbon Corp. (a)	1,120	15,882
Compass Minerals International	570	42,585
Crown Holdings, Inc. (a)	545	20,061
Ecolab, Inc.	415	29,839
International Paper Co.	727	28,964
Intrepid Potash, Inc.	285	6,068
Novozymes A/S, ADR	363	10,273
Novozymes A/S, B Shares	164	4,655
Nucor Corp.	176	7,600
Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Materials, continued
Potash Corp. of Saskatchewan, Inc.	65	$2,645
Praxair, Inc.	576	63,043
Rio Tinto PLC, ADR	110	6,390
Syngenta AG, ADR	62	5,010
Teijin, Ltd.	565	1,406
Umicore SA	55	3,045
		268,723
Telecommunication Services: 0.9%
America Movil SAB de CV, Series L, ADR	377	8,724
AT&T, Inc.	1,345	45,340
BCE, Inc.	297	12,753
CenturyLink, Inc.	334	13,066
China Mobile, Ltd.	365	4,295
Verizon Communications, Inc.	315	13,630
Vodafone Group PLC, ADR	1,721	43,352
		141,160
Utilities: 2.5%
AGL Resources, Inc.	640	25,581
American Water Works Co., Inc.	1,224	45,447
CenterPoint Energy, Inc.	113	2,175
Hyflux, Ltd.	1,230	1,302
ITC Holdings Corp.	25	1,923
MDU Resources Group, Inc.	2,155	45,772
National Fuel Gas Co.	29	1,470
National Grid PLC	279	3,200
National Grid PLC, ADR	553	31,764
NiSource, Inc.	2,470	61,478
Northwest Natural Gas Co.	465	20,553
ONEOK, Inc.	1,500	64,125
Ormat Technologies, Inc.	169	3,258
Questar Corp.	3,169	62,619
Red Electrica Corp. SA	70	3,458
Sempra Energy	432	30,646
SSE PLC	140	3,257
Xcel Energy, Inc.	29	776
		408,804
TOTAL COMMON STOCKS
(Cost $6,181,831)		7,071,952

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2012

Schedule of Investments, continued

ESG Managers® Moderate Portfolio, continued

Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
PREFERRED STOCK: 0.0%
Consumer Staples: 0.0%
Henkel AG & Co KGaA	42	$3,455
TOTAL PREFERRED STOCK
(Cost $2,629)		3,455
TOTAL STOCKS
(Cost $6,184,460)		7,075,407
AFFILIATED INVESTMENT COMPANIES: 20.4%
Pax MSCI EAFE ESG Index ETF	18,298	448,484
Pax MSCI North America ESG Index ETF	51,053	1,512,185
Pax World Balanced Fund (b)	22,879	547,734
Pax World Global Environmental Markets Fund (b)	22,283	221,045
Pax World High Yield Bond Fund (b)	62,873	471,544
Pax World International Fund (b)	18,144	148,601
TOTAL AFFILIATED INVESTMENT COMPANIES
(Cost $3,184,382)		3,349,593
NON-AFFILIATED INVESTMENT COMPANIES: 18.9%
Access Capital Community Investment Fund (b)	80,017	772,162
CRA Qualified Investment Fund (b)	83,852	934,946
PIMCO Income Fund (b)	24,297	300,315
Schroder Emerging Market Equity Fund (c)	28,861	397,127
TIAA-CREF Social Choice Bond Fund (b)	70,724	710,771
TOTAL NON-AFFILIATED INVESTMENT COMPANIES
(Cost $3,099,330)		3,115,321
Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
BONDS: 14.0%
CORPORATE BONDS: 5.2%
Consumer Discretionary: 0.4%
Advance Auto Parts, Inc., 4.500%, 01/15/22	$10,000	$10,459
BorgWarner, Inc., 5.750%, 11/01/16	20,000	22,521
Ethan Allen Global, Inc., 5.375%, 10/01/15	11,000	11,358
Interpublic Group of Cos., Inc., The, 10.000%, 07/15/17	15,000	16,463
		60,801
Energy: 0.5%
ConocoPhillips Holding Co., 6.950%, 04/15/29	25,000	34,949
MidAmerican Energy Co., 6.750%, 12/30/31	30,000	40,908
Newfield Exploration Co., 7.125%, 05/15/18	11,000	11,660
		87,517
Financials: 2.6%
Bank of America Corp., 5.650%, 05/01/18	15,000	17,472
Citigroup, Inc., 6.125%, 11/21/17	15,000	17,872
ERP Operating, LP, 7.125%, 10/15/17	20,000	24,508
Federal Realty Investment Trust, REIT, 5.650%, 06/01/16	12,000	13,510
Fidelity National Financial, Inc., 5.500%, 09/01/22	11,000	12,198
Ford Motor Credit Co., LLC, 7.000%, 04/15/15	15,000	16,763
GATX Corp. 2008-2 Pass Through Trust, 9.000%, 11/15/13	27,510	29,310
International Finance Corp., 2.250%, 04/28/14	35,000	35,908
Intl. Bank for Reconstruction and Development, 2.000%, 12/04/13	75,000	76,155
JPMorgan Chase & Co., 4.625%, 05/10/21	15,000	17,133
Kemper Corp., 6.000%, 11/30/15	11,000	11,872

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2012

Schedule of Investments, continued

ESG Managers® Moderate Portfolio, continued

Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
CORPORATE BONDS, continued
Financials, continued
Markel Corp., 6.800%, 02/15/13	$30,000	$30,190
Progressive Corp., The, 6.700%, 06/15/37	25,000	27,125
ProLogis, LP, 6.125%, 12/01/16	30,000	34,339
State Street Corp., 7.350%, 06/15/26	20,000	27,343
Wells Fargo & Co., 3.500%, 03/08/22	10,000	10,688
Willis North America, Inc., 5.625%, 07/15/15	30,000	32,796
		435,182
Health Care: 0.5%
DENTSPLY International, Inc., 2.750%, 08/15/16	12,000	12,461
Howard Hughes Medical Institute, 3.450%, 09/01/14	45,000	47,288
McKesson Corp., 6.000%, 03/01/41	11,000	14,585
		74,334
Industrials: 0.5%
Dun & Bradstreet Corp., 4.375%, 12/01/22	20,000	20,466
Kennametal, Inc., 2.650%, 11/01/19	20,000	20,060
Owens Corning, 6.500%, 12/01/16	4,000	4,499
Owens Corning, 4.200%, 12/15/22	17,000	17,323
Verisk Analytics, Inc., 5.800%, 05/01/21	18,000	20,205
		82,553
Information Technology: 0.2%
KLA-Tencor Corp., 6.900%, 05/01/18	22,000	26,457
Materials: 0.1%
Domtar Corp., 9.500%, 08/01/16	16,000	19,058
Telecommunications Services: 0.1%
Frontier Communications Corp. 7.125%, 03/15/19	11,000	12,018
Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
CORPORATE BONDS, continued
Utilities: 0.3%
American Water Capital Corp., 6.085%, 10/15/17	$25,000	$29,912
CMS Energy Corp., 4.250%, 09/30/15	22,000	23,453
		53,365
TOTAL CORPORATE BONDS
(Cost $789,290)		851,285
U.S. GOVERNMENT AGENCY BONDS: 1.8%
Federal Home Loan Bank System (Agency): 0.4%
5.000%, 11/17/17	50,000	60,009
Freddie Mac (Agency): 0.6%
3.750%, 03/27/19	46,000	53,247
1.250%, 10/02/19	17,000	16,978
2.375%, 01/13/22	23,000	24,076
		94,301
Fannie Mae (Agency): 0.8%
4.375%, 10/15/15	30,000	33,333
1.625%, 10/26/15	7,000	7,247
5.375%, 07/15/16	5,000	5,852
6.625%, 11/15/30	36,000	54,993
5.625%, 07/15/37	19,000	27,448
		128,873
TOTAL U.S. GOVERNMENT AGENCY BONDS
(Cost $267,168)		283,183
GOVERNMENT BONDS: 0.4%
Egypt Government AID Bonds, 4.450%, 09/15/15	35,000	38,778
U.S. Dept of Housing & Urban Development, 1.800%, 08/01/14	25,000	25,618
TOTAL GOVERNMENT BONDS
(Cost $62,235)		64,396

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2012

Schedule of Investments, continued

ESG Managers® Moderate Portfolio, continued

Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
U.S. TREASURY NOTES: 3.1%
0.625%, 04/15/13 (TIPS)	$32,832	$32,801
2.000%, 07/15/14 (TIPS)	46,633	49,230
1.625%, 01/15/15 (TIPS)	8,480	9,013
0.500%, 04/15/15 (TIPS)	121,685	127,027
1.375%, 07/15/18 (TIPS)	65,435	76,232
1.375%, 01/15/20 (TIPS)	48,137	57,106
2.375%, 01/15/25 (TIPS)	4,909	6,633
2.375%, 01/15/27 (TIPS)	14,912	20,593
1.750%, 01/15/28 (TIPS)	77,292	100,220
3.375%, 04/15/32 (TIPS)	16,942	27,987
TOTAL U.S. TREASURY NOTES
(Cost $444,103)		506,842
MORTGAGE-BACKED SECURITIES: 3.5%
Ginnie Mae (Mortgage-Backed): 0.3%
3.000%, 08/01/42	47,875	50,230
Freddie Mac (Mortgage-Backed): 1.6%
2.500%, 10/01/27	29,624	30,981
5.000%, 07/15/37	38,043	40,459
5.000%, 06/01/39	40,420	43,500
4.500%, 07/01/39	35,223	37,809
4.500%, 11/01/39	28,667	30,771
4.500%, 09/01/40	38,580	41,557
4.000%, 10/01/41	49,539	52,978
		278,055
Fannie Mae (Mortgage-Backed): 1.0%
6.040%, 07/01/13	18,506	18,603
2.190%, 01/01/23 (d)	35,000	35,131
4.000%, 03/01/26	28,275	30,304
4.000%, 01/01/41	23,355	25,068
3.500%, 02/01/41	26,532	28,318
4.000%, 12/01/41	18,813	20,200
		157,624
Commercial Mortgage-Backed: 0.6%
Ally Auto Receivables Trust, 1.110%, 01/15/15	20,639	20,688
Ally Auto Receivables Trust, 0.970%, 08/17/15	17,951	18,012
JP Morgan Chase Commercial Mtg Sec Corp., 4.865%, 03/15/46	45,000	46,180
JP Morgan Chase Commercial Mtg Sec Corp., 5.134%, 05/15/47	9,299	9,820
Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
MORTGAGE-BACKED SECURITIES, continued
Commercial Mortgage-Backed, continued
LB-UBS Commercial Mortgage Trust, 4.559%, 09/15/27	$11,911	$11,905
		106,605
TOTAL MORTGAGE-BACKED SECURITIES
(Cost $580,599)		592,514
TOTAL BONDS
(Cost: $2,143,395)		2,298,220
REPURCHASE AGREEMENT: 0.6%
State Street Repo, 0.010%, Dated 12/31/12, Due 01/02/13, Proceeds $101,020 (collateralized by United States Treasury Note, 0.250%, due 10/15/15, principal amount $105,000; market value $104,869)
TOTAL REPURCHASE AGREEMENT
(Cost $101,000)	101,000	101,000
TOTAL INVESTMENTS: 96.9%
(Cost $14,712,567)		15,939,541
OTHER ASSETS AND LIABILITIES—
(Net): 3.1%		504,059
Net Assets: 100.0%		$16,443,600

(a)  Non-income producing security

(b)  Institutional Class shares

(c)  Investor Class shares

(d)  When-issued security

ADR  American Depository Receipt

LP  Limited Partnership

REIT  Real Estate Investment Trust

TIPS  Treasury Inflation Protected Securities

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2012

Schedule of Investments, continued

ESG Managers® Conservative Portfolio

Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
STOCKS: 25.1%
COMMON STOCKS: 25.1%
Consumer Discretionary: 2.5%
Accor SA	22	$785
BorgWarner, Inc. (a)	90	6,446
DeVry, Inc.	160	3,797
DISH Network Corp., Class A	224	8,154
Gannett Co, Inc.	315	5,673
Gentex Corp.	145	2,729
Hanesbrands, Inc. (a)	55	1,970
Hennes & Mauritz AB, B Shares	22	762
Home Depot, Inc.	105	6,494
International Game Technology	350	4,960
International Speedway Corp., Class A	135	3,729
Interpublic Group of Cos., Inc., The	445	4,904
Johnson Controls, Inc.	33	1,013
Madison Square Garden Company, The, Class A (a)	50	2,218
McDonald's Corp.	34	2,999
Meredith Corp.	75	2,584
Mohawk Industries, Inc. (a)	43	3,890
Newell Rubbermaid, Inc.	467	10,400
News Corp., Class A	511	13,051
NIKE, Inc., Class B	105	5,418
Nordstrom, Inc.	30	1,605
O'Reilly Automotive, Inc. (a)	86	7,690
PulteGroup, Inc. (a)	305	5,539
Royal Caribbean Cruises, Ltd.	135	4,590
Scripps Networks Interactive, Class A	143	8,283
SES SA	166	4,781
Shaw Communications, Inc., Class B	470	10,801
Sotheby's	55	1,849
Target Corp.	355	21,005
Time Warner Cable, Inc.	104	10,108
Time Warner, Inc.	251	12,005
TJX Cos., Inc.	11	467
Toll Brothers, Inc. (a)	80	2,586
Tractor Supply Co.	5	442
Washington Post Co., The, Class B	7	2,555
WMS Industries, Inc. (a)	215	3,762
		190,044
Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Consumer Staples: 2.4%
Coca-Cola Co., The	168	$6,090
CVS Caremark Corp.	494	23,885
Danone SA	16	1,054
HJ Heinz Co.	148	8,537
JM Smucker Co., The	105	9,055
Kellogg Co.	115	6,423
Kimberly-Clark Corp.	80	6,754
L'Oreal SA	8	1,113
McCormick & Co., Inc.	309	19,631
Natura Cosmeticos SA	24	687
PepsiCo, Inc.	394	26,961
Procter & Gamble Co., The	443	30,075
Safeway, Inc.	152	2,750
Svenska Cellulosa AB, B Shares	82	1,783
Sysco Corp.	528	16,716
TESCO PLC	193	1,063
Unilever NV	290	11,107
Unilever NV (Netherlands)	22	842
United Natural Foods, Inc. (a)	20	1,072
WD-40 Co.	100	4,711
		180,309
Energy: 3.0%
Apache Corp.	39	3,062
BG Group PLC, ADR	577	9,642
Bristow Group, Inc.	30	1,610
Cameron International Corp. (a)	143	8,074
Cimarex Energy Co.	128	7,389
ConocoPhillips	148	8,583
Contango Oil & Gas Co.	85	3,601
Cosan, Ltd., Class A	50	866
Energen Corp.	240	10,822
Energy XXI Bermuda, Ltd.	95	3,058
Kinder Morgan Management LLC	469	35,391
LinnCo LLC	248	8,963
Noble Corp.	163	5,676
Noble Energy, Inc.	76	7,732
Pembina Pipeline Corp.	184	5,270
Petroleo Brasileiro SA, ADR	81	1,577
Royal Dutch Shell PLC, ADR	145	9,998
Seadrill, Ltd.	394	14,499
Spectra Energy Corp.	845	23,136
Statoil ASA, ADR	461	11,543
Suncor Energy, Inc.	102	3,364
Total SA, ADR	200	10,402
W&T Offshore, Inc.	645	10,338
Weatherford International, Ltd. (a)	318	3,557

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2012

Schedule of Investments, continued

ESG Managers® Conservative Portfolio, continued

Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Energy, continued
Williams Cos., Inc., The	613	$20,069
		228,222
Financials: 3.6%
American Express Co.	283	16,267
Artio Global Investors, Inc.	300	570
Banco Bradesco SA, ADR	68	1,181
Bank of Montreal	95	5,824
Bank of New York Mellon Corp., The	151	3,881
BlackRock, Inc.	29	5,995
Capital One Financial Corp.	78	4,519
CapitaLand, Ltd.	201	619
CBRE Group, Inc., Class A (a)	230	4,577
Charles Schwab Corp., The	990	14,216
Cincinnati Financial Corp.	256	10,025
City National Corp.	40	1,981
CME Group, Inc.	258	13,083
Digital Realty Trust, Inc., REIT	139	9,437
First American Financial Corp.	500	12,045
First Horizon National Corp.	615	6,095
HCP, Inc., REIT	218	9,849
Hospitality Properties Trust, REIT	437	10,235
IntercontinentalExchange, Inc. (a)	78	9,657
Janus Capital Group, Inc.	725	6,177
Jones Lang LaSalle, Inc.	68	5,708
JPMorgan Chase & Co.	304	13,367
KKR & Co., LP	355	5,407
Lazard, Ltd., Class A	400	11,936
Loews Corp.	109	4,442
Marsh & McLennan Cos., Inc.	170	5,860
MetLife, Inc.	145	4,776
Omega Healthcare Investors, Inc., REIT	200	4,770
Pinnacle Financial Partners, Inc. (a)	170	3,203
Progressive Corp., The	712	15,023
Senior Housing Properties Trust, REIT	196	4,633
State Street Corp.	160	7,522
TCF Financial Corp.	290	3,524
Toronto-Dominion Bank, The	13	1,094
Travelers Cos., Inc., The	93	6,678
U.S. Bancorp	338	10,795
Unibail-Rodamco SE, REIT	4	969
Valley National Bancorp	469	4,362
Wells Fargo & Co.	367	12,544
		272,846
Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Health Care: 3.6%
Abbott Laboratories	345	$22,598
Baxter International, Inc.	191	12,732
Becton Dickinson & Co.	111	8,679
Bio-Rad Laboratories, Inc., Class A (a)	55	5,778
Charles River Laboratories Intl., Inc. (a)	150	5,621
Covidien PLC	177	10,220
Eli Lilly & Co.	206	10,160
Gilead Sciences, Inc. (a)	245	17,995
GlaxoSmithKline PLC, ADR	294	12,780
Hospira, Inc. (a)	109	3,405
InterMune, Inc. (a)	345	3,343
Johnson & Johnson	277	19,418
Life Technologies Corp. (a)	85	4,172
Merck & Co., Inc.	388	15,885
Novartis AG	39	2,464
Novartis AG, ADR	201	12,723
Novo Nordisk A/S, B Shares	28	4,559
Patterson Cos., Inc.	205	7,017
Pfizer, Inc.	538	13,493
Quest Diagnostics, Inc.	13	758
Roche Holding AG	19	3,841
Roche Holding AG, ADR	198	9,999
Salix Pharmaceuticals, Ltd. (a)	65	2,631
Sirona Dental Systems, Inc. (a)	20	1,289
Smith & Nephew PLC	72	796
Symmetry Medical, Inc. (a)	255	2,683
Teleflex, Inc.	280	19,967
Teva Pharmaceutical Industries, Ltd., ADR	109	4,070
Valeant Pharmaceuticals International (a)	165	9,862
VCA Antech, Inc. (a)	225	4,736
Waters Corp. (a)	16	1,394
WellPoint, Inc.	75	4,569
Zimmer Holdings, Inc.	45	2,999
		262,636
Industrials: 3.1%
3M Co.	101	9,378
ABB, Ltd. (a)	36	747
Ameresco, Inc., Class A (a)	65	638
Atlas Copco AB, A Shares	58	1,608
Brady Corp., Class A	95	3,173
Canadian Pacific Railway, Ltd.	11	1,116
CH Robinson Worldwide, Inc.	205	12,960

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2012

Schedule of Investments, continued

ESG Managers® Conservative Portfolio, continued

Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Industrials, continued
Danaher Corp.	405	$22,640
Deere & Co.	15	1,296
Dun & Bradstreet Corp.	57	4,483
East Japan Railway Co.	33	2,134
Eaton Corp PLC	26	1,409
Emerson Electric Co.	127	6,726
Expeditors International of Washington, Inc.	29	1,147
FedEx Corp.	8	734
Generac Holdings, Inc.	32	1,098
General Electric Co.	1,161	24,369
Herman Miller, Inc.	216	4,627
Honeywell International, Inc.	128	8,124
IDEX Corp.	65	3,024
Illinois Tool Works, Inc.	109	6,628
Insperity, Inc.	195	6,349
Interface, Inc. (a)	205	3,296
Iron Mountain, Inc.	513	15,929
JB Hunt Transport Services, Inc.	88	5,254
Mitsubishi Electric Corp.	100	851
MTR Corp. Ltd.	422	1,672
Pall Corp.	119	7,171
Pentair, Ltd.	280	13,762
Quanta Services, Inc. (a)	49	1,337
Royal Philips (Netherlands)	57	1,509
RR Donnelley & Sons, Co.	622	5,598
Schneider Electric SA	14	1,025
Simpson Manufacturing Co., Inc.	150	4,919
SKF AB, B Shares	51	1,292
Snap-on, Inc.	20	1,580
Stanley Black & Decker, Inc.	26	1,923
Tennant Co.	20	879
United Parcel Service, Inc., Class B	135	9,954
Verisk Analytics, Inc., Class A (a)	90	4,590
Waste Management, Inc.	561	18,928
WW Grainger, Inc.	29	5,869
Xylem, Inc.	30	813
		232,559
Information Technology: 3.6%
Accenture PLC, Class A	90	5,985
Adobe Systems, Inc. (a)	29	1,093
Altera Corp.	436	15,016
Anixter International, Inc.	30	1,919
Apple, Inc.	3	1,599
Applied Materials, Inc.	1,619	18,521
Autodesk, Inc. (a)	37	1,308
Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Information Technology, continued
Brocade Communications Systems, Inc. (a)	275	$1,466
CA, Inc.	350	7,693
Ceragon Networks, Ltd. (a)	660	2,911
Checkpoint Systems, Inc. (a)	325	3,491
Ciena Corp. (a)	405	6,359
Cisco Systems, Inc.	75	1,474
ClickSoftware Technologies, Ltd.	285	2,397
Compuware Corp. (a)	125	1,359
Corning, Inc.	50	631
eBay, Inc. (a)	33	1,684
Ericsson, B Shares	144	1,455
EZchip Semiconductor, Ltd. (a)	135	4,464
Fair Isaac Corp.	80	3,362
Finisar Corp. (a)	415	6,765
Google, Inc., Class A (a)	41	29,084
Harmonic, Inc. (a)	1,000	5,070
IBM	49	9,386
Intel Corp.	560	11,553
Itron, Inc. (a)	14	624
Mastercard, Inc., Class A	34	16,704
Maxim Integrated Products, Inc.	313	9,202
Mentor Graphics Corp. (a)	150	2,553
Microchip Technology, Inc.	299	9,744
Microsoft Corp.	163	4,357
Motorola Solutions, Inc.	285	15,869
National Instruments Corp.	306	7,898
NetApp, Inc. (a)	29	973
Paychex, Inc.	325	10,121
PMC - Sierra, Inc. (a)	645	3,360
Qualcomm, Inc.	150	9,303
Riverbed Technology, Inc. (a)	240	4,733
Taiwan Semiconductor Manu. Co., Ltd., ADR	31	532
TE Connectivity, Ltd.	144	5,345
Texas Instruments, Inc.	491	15,191
VeriSign, Inc. (a)	100	3,881
Xerox Corp	515	3,511
		269,946
Materials: 0.9%
Air Products & Chemicals, Inc.	63	5,293
Calgon Carbon Corp. (a)	295	4,183
Compass Minerals International	165	12,327
Crown Holdings, Inc. (a)	135	4,969
Ecolab, Inc.	82	5,896
International Paper Co.	288	11,474

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2012

Schedule of Investments, continued

ESG Managers® Conservative Portfolio, continued

Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Materials, continued
Intrepid Potash, Inc.	85	$1,810
Novozymes A/S, ADR	79	2,236
Novozymes A/S, B Shares	57	1,618
Nucor Corp.	18	777
Praxair, Inc.	153	16,746
Teijin, Ltd.	301	750
Umicore SA	19	1,052
		69,131
Telecommunication Services: 0.6%
AT&T, Inc.	439	14,799
BCE, Inc.	117	5,024
CenturyLink, Inc.	83	3,247
China Mobile, Ltd.	314	3,695
Verizon Communications, Inc.	78	3,375
Vodafone Group PLC, ADR	510	12,847
		42,987
Utilities: 1.8%
AGL Resources, Inc.	190	7,594
American Water Works Co., Inc.	484	17,971
Hyflux, Ltd.	414	438
ITC Holdings Corp.	8	615
MDU Resources Group, Inc.	645	13,700
National Grid PLC	96	1,101
National Grid PLC, ADR	220	12,637
NiSource, Inc.	976	24,293
Northwest Natural Gas Co.	140	6,188
ONEOK, Inc.	469	20,050
Ormat Technologies, Inc.	50	964
Questar Corp.	929	18,357
Red Electrica Corp. SA	24	1,186
Sempra Energy	109	7,732
SSE PLC	48	1,116
		133,942
TOTAL COMMON STOCKS
(Cost $1,608,646)		1,882,622
PREFERRED STOCK: 0.0%
Consumer Staples: 0.0%
Henkel AG & Co KGaA	15	1,234
TOTAL PREFERRED STOCK
(Cost $986)		1,234
Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
TOTAL STOCKS
(Cost $1,609,632)		$1,883,856
AFFILIATED INVESTMENT COMPANIES: 15.9%
Pax MSCI EAFE ESG Index ETF	6,544	160,393
Pax MSCI North America ESG Index ETF	17,123	507,182
Pax World Balanced Fund (b)	8,351	199,926
Pax World Global Environmental Markets Fund (b)	6,406	63,543
Pax World High Yield Bond Fund (b)	31,193	233,950
Pax World International Fund (b)	3,845	31,493
TOTAL AFFILIATED INVESTMENT COMPANIES
(Cost $1,125,668)		1,196,487
NON-AFFILIATED INVESTMENT COMPANIES: 34.3%
Access Capital Community Investment Fund (b)	48,956	472,428
CRA Qualified Investment Fund (b)	39,348	438,733
PIMCO Income Fund (b)	36,435	450,337
Schroder Emerging Market Equity Fund (c)	7,275	100,106
TIAA-CREF Social Choice Bond Fund (b)	110,034	1,105,842
TOTAL NON-AFFILIATED INVESTMENT COMPANIES
(Cost $2,559,194)		2,567,446
BONDS: 24.7%
CORPORATE BONDS: 11.1%
Consumer Discretionary: 0.9%
Advance Auto Parts, Inc., 4.500%, 01/15/22	$10,000	10,459
BorgWarner, Inc., 5.750%, 11/01/16	24,000	27,025
Ethan Allen Global, Inc., 5.375%, 10/01/15	11,000	11,358
Interpublic Group of Cos., Inc., The, 10.000%, 07/15/17	15,000	16,463
		65,305

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2012

Schedule of Investments, continued

ESG Managers® Conservative Portfolio, continued

Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
CORPORATE BONDS, continued
Energy: 1.1%
ConocoPhillips Holding Co., 6.950%, 04/15/29	$25,000	$34,949
MidAmerican Energy Co., 6.750%, 12/30/31	30,000	40,908
Newfield Exploration Co., 7.125%, 05/15/18	11,000	11,660
		87,517
Financials: 5.5%
Bank of America Corp., 5.650%, 05/01/18	15,000	17,472
Citigroup, Inc., 6.125%, 11/21/17	15,000	17,872
ERP Operating, LP, 7.125%, 10/15/17	20,000	24,508
Federal Realty Investment Trust, REIT, 5.650%, 06/01/16	12,000	13,510
Fidelity National Financial, Inc., 5.500%, 09/01/22	11,000	12,198
Ford Motor Credit Co., LLC, 7.000%, 04/15/15	15,000	16,763
GATX Corp. 2008-2 Pass Through Trust, 9.000%, 11/15/13	27,510	29,310
International Finance Corp., 2.250%, 04/28/14	35,000	35,908
Intl. Bank for Reconstruction and Development, 2.000%, 12/04/13	75,000	76,155
JPMorgan Chase & Co., 4.625%, 05/10/21	15,000	17,133
Kemper Corp., 6.000%, 11/30/15	11,000	11,872
Markel Corp., 6.800%, 02/15/13	35,000	35,222
Progressive Corp., The, 6.700%, 06/15/37	25,000	27,125
ProLogis, LP, 6.125%, 12/01/16	20,000	22,893
State Street Corp., 7.350%, 06/15/26	20,000	27,343
Wells Fargo & Co., 3.500%, 03/08/22	10,000	10,688
Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
CORPORATE BONDS, continued
Financials, continued
Willis North America, Inc., 5.625%, 07/15/15	$20,000	$21,864
		417,836
Health Care: 1.0%
Howard Hughes Medical Institute, 3.450%, 09/01/14	45,000	47,288
DENTSPLY International, Inc., 2.750%, 08/15/16	12,000	12,461
McKesson Corp., 6.000%, 03/01/41	11,000	14,585
		74,334
Industrials: 1.1%
Dun & Bradstreet Corp., 4.375%, 12/01/22	20,000	20,466
Kennametal, Inc., 2.650%, 11/01/19	20,000	20,060
Owens Corning, 6.500%, 12/01/16	5,000	5,623
Owens Corning, 4.200%, 12/15/22	18,000	18,342
Verisk Analytics, Inc., 5.800%, 05/01/21	17,000	19,083
		83,574
Information Technology: 0.4%
KLA-Tencor Corp., 6.900%, 05/01/18	22,000	26,457
Materials: 0.3%
Domtar Corp., 9.500%, 08/01/16	17,000	20,249
Telecommunication Services: 0.2%
Frontier Communications Corp. 7.125%, 03/15/19	11,000	12,018
Utilities: 0.6%
American Water Capital Corp., 6.085%, 10/15/17	25,000	29,912
CMS Energy Corp., 4.250%, 09/30/15	22,000	23,453
		53,365
TOTAL CORPORATE BONDS
(Cost $780,632)		840,655

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2012

Schedule of Investments, continued

ESG Managers® Conservative Portfolio, continued

Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
U.S. GOVERNMENT AGENCY BONDS: 2.8%
Federal Home Loan Bank System (Agency): 0.8%
5.000%, 11/17/17	$50,000	$60,009
Freddie Mac (Agency): 0.9%
3.750%, 03/27/19	20,000	23,151
1.250%, 10/02/19	17,000	16,978
2.375%, 01/13/22	27,000	28,264
		68,393
Fannie Mae (Agency): 1.1%
5.375%, 07/15/16	15,000	17,557
6.625%, 11/15/30	24,000	36,662
5.625%, 07/15/37	19,000	27,448
		81,667
TOTAL U.S. GOVERNMENT AGENCY BONDS
(Cost $198,915)		210,069
GOVERNMENT BONDS: 0.9%
Egypt Government AID Bonds, 4.450%, 09/15/15	35,000	38,778
U.S. Dept of Housing & Urban Development, 1.800%, 08/01/14	25,000	25,618
TOTAL GOVERNMENT BONDS
(Cost $62,235)		64,396
U.S. TREASURY NOTES: 1.9%
0.625%, 04/15/13 (TIPS)	7,661	7,654
0.500%, 04/15/15 (TIPS)	8,539	8,914
1.625%, 01/15/18 (TIPS)	11,042	12,816
1.375%, 01/15/20 (TIPS)	23,534	27,919
2.375%, 01/15/27 (TIPS)	11,471	15,840
1.750%, 01/15/28 (TIPS)	27,604	35,793
3.375%, 04/15/32 (TIPS)	19,548	32,293
TOTAL U.S. TREASURY NOTES
(Cost $114,167)		141,229
MORTGAGE-BACKED SECURITIES: 8.0%
Ginnie Mae (Mortgage-Backed): 0.7%
3.000%, 08/01/42	47,875	50,230
Freddie Mac (Mortgage-Backed): 3.7%
2.500%, 10/01/27	29,624	30,981
5.000%, 07/15/37	39,772	42,298
Percent of Net Assets, Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
MORTGAGE-BACKED SECURITIES, continued
Freddie Mac, continued
5.000%, 06/01/39	$40,420	$43,500
4.500%, 07/01/39	35,223	37,809
4.500%, 11/01/39	28,667	30,771
4.500%, 09/01/40	38,580	41,556
4.000%, 10/01/41	49,539	52,978
		279,893
Fannie Mae (Mortgage-Backed): 2.2%
6.040%, 07/01/13	23,132	23,254
2.190%, 01/01/23 (d)	35,000	35,131
4.000%, 03/01/26	28,275	30,304
4.000%, 01/01/41	23,355	25,068
3.500%, 02/01/41	26,532	28,318
4.000%, 12/01/41	18,813	20,199
		162,274
Commercial Mortgage-Backed: 1.4%
Ally Auto Receivables Trust, 1.110%, 01/15/15	20,639	20,688
Ally Auto Receivables Trust, 0.970%, 08/17/15	17,951	18,012
JP Morgan Chase Commercial Mtg Sec Corp., 4.865%, 03/15/46	45,000	46,181
JP Morgan Chase Commercial Mtg Sec Corp., 5.134%, 05/15/47	9,299	9,820
LB-UBS Commercial Mortgage Trust, 4.559%, 09/15/27	11,911	11,904
		106,605
TOTAL MORTGAGE-BACKED SECURITIES
(Cost $587,099)		599,002
TOTAL BONDS
(Cost $1,743,048)		1,855,351
TOTAL INVESTMENTS: 100.0%
(Cost $7,037,542)		7,503,140
OTHER ASSETS AND LIABILITIES—
(Net): 0.0%		(24,549)
Net Assets: 100.0%		$7,478,591

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2012

Schedule of Investments, continued

ESG Managers® Conservative Portfolio, continued

(a)  Non-income producing security

(b)  Institutional Class shares

(c)  Investor Class shares

(d)  When-issued security

ADR  American Depository Receipt

LP  Limited Partnership

REIT  Real Estate Investment Trust

TIPS  Treasury Inflation Protected Securities

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2012

Statements of Assets and Liabilities

ASSETS	Aggressive Growth	Growth
Investments, at cost—Note A	$11,823,981	$9,909,513
Investments in unaffiliated issuers, at value—Note A	$9,200,736	$7,986,041
Investments in affiliated issuers, at value	3,795,554	3,042,041
Total Investments	12,996,290	11,028,082
Cash	227,168	214,981
Prepaid expenses	782	627
Receivables:
Capital stock sold	2,070	21,597
Dividends and interest—Note B	28,622	25,278
Investment securities sold	4,512	3,886
Other	736	1,148
Total Assets	13,260,180	11,295,599
LIABILITIES
Payables:
Capital stock reacquired	2,753	—
Investment securities purchased	1,497	59,669
Accrued expenses:
Investment advisory fees—Note B	9,703	6,339
Distribution expense	3,472	2,819
Transfer agent fees	20,147	27,477
Printing and other shareholder communication fees	1,731	2,988
Custodian fees	15,100	14,983
Legal and audit fees	17,748	21,144
Other accrued expenses	16,383	16,234
Total Liabilities	88,534	151,653
NET ASSETS	$13,171,646	$11,143,946

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2012

ASSETS	Moderate	Conservative
Investments, at cost—Note A	$14,712,567	$7,037,542
Investments in unaffiliated issuers, at value—Note A	$12,589,948	$6,306,653
Investments in affiliated issuers, at value	3,349,593	1,196,487
Total Investments	15,939,541	7,503,140
Cash	315,595	56,318
Prepaid expenses	729	628
Receivables:
Capital stock sold	315,824	958
Dividends and interest—Note B	36,781	20,952
Investment securities sold	3,191	35,494
Other	815	226
Total Assets	16,612,476	7,617,716
LIABILITIES
Payables:
Capital stock reacquired	—	26,249
Investment securities purchased	77,141	36,248
Accrued expenses:
Investment advisory fees—Note B	8,856	4,584
Distribution expense	3,013	1,118
Transfer agent fees	25,074	18,417
Printing and other shareholder communication fees	2,118	349
Custodian fees	15,374	14,699
Legal and audit fees	21,140	21,080
Other accrued expenses	16,160	16,381
Total Liabilities	168,876	139,125
NET ASSETS	$16,443,600	$7,478,591

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2012

Statements of Assets and Liabilities, continued

	Aggressive Growth	Growth
NET ASSETS REPRESENTED BY
Paid in Capital	$12,202,837	$10,088,270
Undistributed (distributions in excess of) net investment income	17,633	10,604
Accumulated net realized gain (loss)	(221,165)	(73,559)
Net unrealized appreciation (depreciation) of:
Investments	1,172,309	1,118,569
Foreign currency translations	32	62
NET ASSETS	$13,171,646	$11,143,946
Class A
Net Assets	$9,751,460	$3,617,690
Capital Shares Outstanding	860,546	320,122
Net asset value per share	$11.33	$11.30
Institutional Class
Net assets	$1,752,889	$5,285,966
Capital Shares Outstanding	154,130	467,920
Net asset value per share	$11.37	$11.30
Class C
Net assets	$1,667,297	$2,240,290
Capital Shares Outstanding	147,442	198,779
Net asset value per share	$11.31	$11.27

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2012

	Moderate	Conservative
NET ASSETS REPRESENTED BY
Paid in Capital	$15,271,776	$6,964,732
Undistributed (distributions in excess of) net investment income	19,274	6,230
Accumulated net realized gain (loss)	(74,467)	42,005
Net unrealized appreciation (depreciation) of:
Investments	1,226,974	465,598
Foreign currency translations	43	26
NET ASSETS	$16,443,600	$7,478,591
Class A
Net Assets	$7,167,295	$1,835,325
Capital Shares Outstanding	638,874	168,102
Net asset value per share	$11.22	$10.92
Institutional Class
Net assets	$7,168,805	$4,760,826
Capital Shares Outstanding	638,079	435,504
Net asset value per share	$11.23	$10.93
Class C
Net assets	$2,107,500	$882,440
Capital Shares Outstanding	189,118	81,577
Net asset value per share	$11.14	$10.82

SEE NOTES TO FINANCIAL STATEMENTS

Year Ended December 31, 2012

Statements of Operations

	Aggressive Growth	Growth
INVESTMENT INCOME
Income
Dividends (net of foreign withholding tax of $4,222; $3,772; $3,433; and $984; respectively)	$209,216	$184,362
Dividends from affiliates—Note C	76,692	84,964
Interest	19	23,559
Total Income	285,927	292,885
Expenses
Investment advisory fees—Note B	111,338	90,871
Distribution expenses—Class A (Note B)	20,675	7,772
Distribution expenses—Class C (Note B)	3,970	6,224
Service plan expenses—Class C (Note B)	11,910	18,672
Transfer agent fees—Note A	39,989	50,144
Printing and other shareholder communication fees	10,121	11,805
Custodian fees	89,861	91,149
Legal fees and related expenses	10,500	10,407
Trustees' fees and expenses	15,684	15,720
Compliance expense	9,985	9,986
Audit fees	21,599	25,995
Registration fees	50,743	49,370
Other expenses	3,395	3,415
Total Expenses	399,770	391,530
Less:
Advisory fee waiver—Note B	(15,550)	(22,881)
Expenses reimbursed by Adviser—Note B	(216,003)	(242,317)
Net expenses	168,217	126,332
Net investment income	117,710	166,553
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in unaffiliated issuers	(84,105)	76,643
Investments in affiliated issuers	(67,807)	(50,374)
Foreign currency transactions	(532)	(171)
Change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	840,792	765,406
Investments in affiliated issuers	120,968	94,195
Foreign currency translation	11	23
Net realized and unrealized gain (loss) on investments and foreign currency	809,327	885,722
Net increase (decrease) in net assets resulting from operations	$927,037	$1,052,275

SEE NOTES TO FINANCIAL STATEMENTS

Year Ended December 31, 2012

	Moderate	Conservative
INVESTMENT INCOME
Income
Dividends (net of foreign withholding tax of $4,222; $3,772; $3,433; and $984; respectively)	$209,100	$91,385
Dividends from affiliates—Note C	87,199	42,304
Interest	86,673	90,487
Total Income	382,972	224,176
Expenses
Investment advisory fees—Note B	108,405	55,874
Distribution expenses—Class A (Note B)	14,929	4,169
Distribution expenses—Class C (Note B)	3,651	1,731
Service plan expenses—Class C (Note B)	10,953	5,194
Transfer agent fees—Note A	46,711	36,279
Printing and other shareholder communication fees	12,140	9,147
Custodian fees	92,480	88,863
Legal fees and related expenses	10,533	10,240
Trustees' fees and expenses	15,834	15,521
Compliance expense	9,986	9,985
Audit fees	25,995	25,995
Registration fees	49,811	49,520
Other expenses	3,472	3,172
Total Expenses	404,900	315,690
Less:
Advisory fee waiver—Note B	(22,010)	(10,312)
Expenses reimbursed by Adviser—Note B	(241,198)	(238,258)
Net expenses	141,692	67,120
Net investment income	241,280	157,056
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in unaffiliated issuers	20,833	110,905
Investments in affiliated issuers	(61,014)	(3,463)
Foreign currency transactions	(193)	(21)
Change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	743,379	173,404
Investments in affiliated issuers	165,212	70,820
Foreign currency translation	11	5
Net realized and unrealized gain (loss) on investments and foreign currency	868,228	351,650
Net increase (decrease) in net assets resulting from operations	$1,109,508	$508,706

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2012

Statements of Changes in Net Assets

	Aggressive Growth		Growth
INCREASE (DECREASE) IN NET ASSETS	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/12	Year Ended 12/31/11
Operations
Investment income (loss), net	$117,710	$49,685	$166,553	$167,241
Net realized gain (loss) on investments and foreign currency transactions	(152,444)	(59,834)	26,098	(89,458)
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	961,771	(243,877)	859,624	(323,330)
Net increase (decrease) in net assets resulting from operations	927,037	(254,026)	1,052,275	(245,547)
Distributions to shareholders from: Net investment income
Class A	(89,307)	(9,574)	(52,560)	(44,741)
Institutional Class	(23,933)	(22,649)	(92,275)	(95,110)
Class B	(3,695)	(791)	(17,079)	(23,267)
Realized gains
Class A	—	(3,971)	—	(1,228)
Institutional Class	—	(7,448)	—	(2,075)
Class B	—	(4,473)	—	(900)
Total distributions to shareholders	(116,935)	(48,906)	(161,914)	(167,321)
From capital share transactions:
Class A
Proceeds from shares sold	9,009,102	1,049,244	1,228,793	1,641,314
Proceeds from reinvestment of distributions	88,217	13,378	48,465	42,719
Cost of shares redeemed	(1,219,350)	(261,695)	(368,396)	(1,170,272)
Net increase (decrease) from Class A transactions	7,877,969	800,927	908,862	513,761
Institutional Class
Proceeds from shares sold	472,798	197,143	582,629	229,461
Proceeds from reinvestment of distributions	23,933	30,097	92,275	96,949
Cost of shares redeemed	(1,577,632)	(100,879)	(604,788)	(60,166)
Net increase (decrease) from Institutional Class transactions	(1,080,901)	126,361	70,116	266,244
Class C
Proceeds from shares sold	99,014	699,829	415,465	835,009
Proceeds from reinvestment of distributions	3,216	5,263	15,692	23,075
Cost of shares redeemed	(84,370)	(453,757)	(646,300)	(24,296)
Net increase from Class C transactions	17,860	251,335	(215,143)	833,788
Net increase from capital share transactions	6,814,928	1,178,623	763,835	1,613,793
Net increase in net assets	7,625,030	875,691	1,654,196	1,200,925
Net assets
Beginning of period	5,546,616	4,670,925	9,489,750	8,288,825
End of period (1)	$13,171,646	$5,546,616	$11,143,946	$9,489,750
(1) Includes undistributed net investment income (loss)	$17,633	$16,186	$10,604	$5,219

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2012

	Moderate		Conservative
INCREASE (DECREASE) IN NET ASSETS	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/12	Year Ended 12/31/11
Operations
Investment income (loss), net	$241,280	$188,415	$157,056	$144,900
Net realized gain (loss) on investments and foreign currency transactions	(40,374)	32,543	107,421	38,214
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	908,602	(114,260)	244,229	(32,031)
Net increase (decrease) in net assets resulting from operations	1,109,508	106,698	508,706	151,083
Distributions to shareholders from: Net investment income
Class A	(95,438)	(64,486)	(36,505)	(31,187)
Institutional Class	(114,641)	(110,676)	(105,205)	(101,853)
Class B	(13,344)	(10,279)	(10,772)	(9,294)
Realized gains
Class A	(4,400)	(14,724)	(16,453)	(9,816)
Institutional Class	(4,729)	(18,289)	(41,458)	(26,787)
Class B	(1,078)	(3,144)	(7,454)	(3,941)
Total distributions to shareholders	(233,630)	(221,598)	(217,847)	(182,878)
From capital share transactions:
Class A
Proceeds from shares sold	3,316,040	2,800,818	889,903	497,493
Proceeds from reinvestment of distributions	94,287	75,759	48,024	39,342
Cost of shares redeemed	(1,040,144)	(516,877)	(754,116)	(96,505)
Net increase (decrease) from Class A transactions	2,370,183	2,359,700	183,811	440,330
Institutional Class
Proceeds from shares sold	2,916,424	164,400	3,266,938	389,641
Proceeds from reinvestment of distributions	117,131	127,628	146,665	128,639
Cost of shares redeemed	(1,640,025)	(137,673)	(3,449,779)	(25,331)
Net increase (decrease) from Institutional Class transactions	1,393,530	154,355	(36,176)	492,949
Class C
Proceeds from shares sold	1,258,791	689,579	273,405	654,859
Proceeds from reinvestment of distributions	14,028	12,938	16,301	11,928
Cost of shares redeemed	(179,014)	(144,718)	(91,787)	(23,784)
Net increase from Class C transactions	1,093,805	557,799	197,919	643,003
Net increase from capital share transactions	4,857,518	3,071,854	345,554	1,576,282
Net increase in net assets	5,733,396	2,956,954	636,413	1,544,487
Net assets
Beginning of period	10,710,204	7,753,250	6,842,178	5,297,691
End of period (1)	$16,443,600	$10,710,204	$7,478,591	$6,842,178
(1) Includes undistributed net investment income (loss)	$19,274	$716	$6,230	$1,377

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2012

Statements of Changes in Net Assets—Shares of Beneficial Interest

	Aggressive Growth		Growth
	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/12	Year Ended 12/31/11
Class A
Shares sold	822,625	95,598	112,469	152,054
Shares issued in reinvestment of distributions	8,008	1,251	4,417	4,015
Shares redeemed	(112,093)	(25,353)	(33,848)	(110,448)
Net increase in shares outstanding	718,540	71,496	83,038	45,621
Institutional Class
Shares sold	42,394	20,170	52,379	22,534
Shares issued in reinvestment of distributions	2,197	2,810	8,428	9,142
Shares redeemed	(140,160)	(9,706)	(54,229)	(6,007)
Net increase in shares outstanding	(95,569)	13,274	6,578	25,669
Class C
Shares sold	8,963	64,129	38,033	76,347
Shares issued in reinvestment of distributions	282	482	1,444	2,186
Shares redeemed	(7,696)	(40,419)	(57,699)	(2,229)
Net increase in shares outstanding	1,549	24,192	(18,222)	76,304

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2012

	Moderate		Conservative
	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/12	Year Ended 12/31/11
Class A
Shares sold	303,437	266,207	81,784	46,737
Shares issued in reinvestment of distributions	8,619	7,201	4,440	3,716
Shares redeemed	(94,261)	(48,285)	(69,943)	(8,964)
Net increase in shares outstanding	217,795	225,123	16,281	41,489
Institutional Class
Shares sold	261,176	15,383	298,391	37,106
Shares issued in reinvestment of distributions	10,708	12,059	13,555	12,119
Shares redeemed	(148,116)	(13,336)	(312,202)	(2,441)
Net increase in shares outstanding	123,768	14,106	(256)	46,784
Class C
Shares sold	114,578	65,690	25,211	61,915
Shares issued in reinvestment of distributions	1,291	1,233	1,515	1,137
Shares redeemed	(16,355)	(14,347)	(8,513)	(2,290)
Net increase in shares outstanding	99,514	52,576	18,213	60,762

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2012

Financial Highlights

Selected data for a share outstanding throughout each period.

		Income (loss) from investment operations			Distributions to shareholders
	Net asset value, beginning of period	Net investment income (loss)[1]	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of period
Aggressive Growth
Class A
Year Ended December 31, 2012	$10.30	$0.11	$1.02	$1.13	$0.10	$–	$0.10	$11.33
Year Ended December 31, 2011	10.89	0.12	(0.61)	(0.49)	0.07	0.03	0.10	10.30
Period Ended December 31, 2010[5]	10.00	0.13	0.86	0.99	0.10	–	0.10	10.89
Institutional Class
Year Ended December 31, 2012	$10.34	$0.12	$1.04	$1.16	$0.13	$–	$0.13	$11.37
Year Ended December 31, 2011	10.91	0.14	(0.59)	(0.45)	0.09	0.03	0.12	10.34
Period Ended December 31, 2010[5]	10.00	0.13	0.90	1.03	0.12	–	0.12	10.91
Class C
Year Ended December 31, 2012	$10.29	$0.02	$1.03	$1.05	$0.03	$–	$0.03	$11.31
Year Ended December 31, 2011	10.88	0.03	(0.58)	(0.55)	0.01	0.03	0.04	10.29
Period Ended December 31, 2010[5]	10.00	0.04	0.88	0.92	0.04	–	0.04	10.88
Growth
Class A
Year Ended December 31, 2012	$10.38	$0.18	$0.91	$1.09	$0.17	$–	$0.17	$11.30
Year Ended December 31, 2011	10.80	0.20	(0.43)	(0.23)	0.19	0.00[6]	0.19	10.38
Period Ended December 31, 2010[5]	10.00	0.25	0.72	0.97	0.17	–	0.17	10.80
Institutional Class
Year Ended December 31, 2012	$10.37	$0.20	$0.93	$1.13	$0.20	$–	$0.20	$11.30
Year Ended December 31, 2011	10.80	0.22	(0.44)	(0.22)	0.21	0.00[6]	0.21	10.37
Period Ended December 31, 2010[5]	10.00	0.22	0.76	0.98	0.19	–	0.19	10.80
Class C
Year Ended December 31, 2012	$10.34	$0.09	$0.95	$1.04	$0.08	$–	$0.11	$11.27
Year Ended December 31, 2011	10.78	0.11	(0.44)	(0.33)	0.11	0.00[6]	0.11	10.34
Period Ended December 31, 2010[5]	10.00	0.14	0.75	0.89	0.11	–	0.11	10.78
Moderate
Class A
Year Ended December 31, 2012	$10.45	$0.19	$0.75	$0.94	$0.16	$0.01	$0.17	$11.22
Year Ended December 31, 2011	10.57	0.22	(0.10)	0.12	0.20	0.04	0.24	10.45
Period Ended December 31, 2010[5]	10.00	0.21	0.53	0.74	0.17	–	0.17	10.57
Institutional Class
Year Ended December 31, 2012	$10.46	$0.22	$0.74	$0.96	$0.18	$0.01	$0.19	$11.23
Year Ended December 31, 2011	10.58	0.24	(0.10)	0.14	0.22	0.04	0.26	10.46
Period Ended December 31, 2010[5]	10.00	0.21	0.56	0.77	0.19	–	0.19	10.58
Class C
Year Ended December 31, 2012	$10.39	$0.11	$0.74	$0.85	$0.09	$0.01	$0.10	$11.14
Year Ended December 31, 2011	10.53	0.14	(0.10)	0.04	0.14	0.04	0.18	10.39
Period Ended December 31, 2010[5]	10.00	0.13	0.53	0.66	0.13	–	0.13	10.53

1  Based on average shares outstanding during the period.

2  Total return represents aggregate total return for the period indicated, and does not reflect the deduction of any applicable sales charges.

3  Ratios representing periods of less than one year have been annualized.

4  Not annualized

5  Commencement of Operations for each Fund—January 4, 2010

6  Rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2012

			Ratios to average net assets[3]
	Total return[2]	Net assets end of period (in $ 000's)	Net expenses including reimbursements and waivers	Net investment income (loss)	Net expenses before voluntary waivers	Gross expenses excluding reimbursements and waivers	Portfolio Turnover[4]
Aggressive Growth
Class A
Year Ended December 31, 2012	11.04%	$9,751	1.32%	1.04%	1.44%	3.19%	45%
Year Ended December 31, 2011	(4.50%)	1,463	1.19%	1.09%	1.44%	6.37%	53%
Period Ended December 31, 2010[5]	9.96%	768	1.23%	1.32%	1.55%	8.40%	40%
Institutional Class
Year Ended December 31, 2012	11.24%	$1,753	1.06%	1.12%	1.19%	2.94%	45%
Year Ended December 31, 2011	(4.12%)	2,582	0.94%	1.27%	1.19%	6.12%	53%
Period Ended December 31, 2010[5]	10.33%	2,579	0.98%	1.32%	1.30%	8.15%	40%
Class C
Year Ended December 31, 2012	10.15%	$1,667	2.06%	0.21%	2.19%	3.93%	45%
Year Ended December 31, 2011	(5.10%)	1,501	1.94%	0.27%	2.19%	7.12%	53%
Period Ended December 31, 2010[5]	9.16%	1,324	1.98%	0.43%	2.30%	9.15%	40%
Growth
Class A
Year Ended December 31, 2012	10.60%	$3,618	1.13%	1.64%	1.34%	3.61%	48%
Year Ended December 31, 2011	(2.16%)	2,460	1.00%	1.84%	1.34%	4.12%	51%
Period Ended December 31, 2010[5]	9.79%	2,068	1.08%	2.42%	1.49%	5.17%	30%
Institutional Class
Year Ended December 31, 2012	10.96%	$5,286	0.88%	1.86%	1.09%	3.36%	48%
Year Ended December 31, 2011	(2.01%)	4,785	0.78%	2.07%	1.09%	3.89%	51%
Period Ended December 31, 2010[5]	9.93%	4,705	0.83%	2.18%	1.24%	4.92%	30%
Class C
Year Ended December 31, 2012	9.80%	$2,240	1.88%	0.84%	2.09%	4.35%	48%
Year Ended December 31, 2011	(3.01%)	2,244	1.79%	1.08%	2.09%	4.91%	51%
Period Ended December 31, 2010[5]	8.93%	1,516	1.83%	1.36%	2.24%	5.93%	30%
Moderate
Class A
Year Ended December 31, 2012	9.02%	$7,167	1.08%	1.75%	1.24%	3.02%	42%
Year Ended December 31, 2011	1.04%	4,399	1.01%	2.07%	1.24%	4.24%	46%
Period Ended December 31, 2010[5]	7.50%	2,071	1.10%	2.05%	1.41%	5.19%	36%
Institutional Class
Year Ended December 31, 2012	9.26%	$7,169	0.83%	1.99%	0.99%	2.77%	42%
Year Ended December 31, 2011	1.24%	5,380	0.76%	2.27%	0.99%	4.02%	46%
Period Ended December 31, 2010[5]	7.74%	5,292	0.85%	2.09%	1.16%	4.93%	36%
Class C
Year Ended December 31, 2012	8.17%	$2,108	1.83%	1.02%	1.99%	3.77%	42%
Year Ended December 31, 2011	0.28%	931	1.76%	1.30%	1.99%	5.00%	46%
Period Ended December 31, 2010[5]	6.68%	390	1.85%	1.34%	2.16%	5.94%	36%

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2012

Financial Highlights, continued

Selected data for a share outstanding throughout each period.

		Income (loss) from investment operations			Distributions to shareholders
	Net asset value, beginning of period	Net investment income (loss)[1]	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of period
Conservative
Class A
Year Ended December 31, 2012	$10.51	$0.22	$0.51	$0.73	$0.22	$0.10	$0.32	$10.92
Year Ended December 31, 2011	10.55	0.25	0.02	0.27	0.24	0.07	0.31	10.51
Period Ended December 31, 2010[5]	10.00	0.21	0.53	0.74	0.19	–	0.19	10.55
Institutional Class
Year Ended December 31, 2012	$10.52	$0.24	$0.52	$0.76	$0.25	$0.10	$0.35	$10.93
Year Ended December 31, 2011	10.56	0.28	0.01	0.29	0.26	0.07	0.33	10.52
Period Ended December 31, 2010[5]	10.00	0.22	0.54	0.76	0.20	–	0.20	10.56
Class C
Year Ended December 31, 2012	$10.42	$0.14	$0.51	$0.65	$0.15	$0.10	$0.25	$10.82
Year Ended December 31, 2011	10.50	0.18	0.01	0.19	0.20	0.07	0.27	10.42
Period Ended December 31, 2010[5]	10.00	0.13	0.52	0.65	0.15	–	0.15	10.50

1  Based on average shares outstanding during the period.

2  Total return represents aggregate total return for the period indicated, and does not reflect the deduction of any applicable sales charges.

3  Ratios representing periods of less than one year have been annualized.

4  Not annualized

5  Commencement of Operations for each Fund—January 4, 2010

6  Rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2012

			Ratios to average net assets[3]
	Total return[2]	Net assets end of period (in $ 000's)	Net expenses including reimbursements and waivers	Net investment income (loss)	Net expenses before voluntary waivers	Gross expenses excluding reimbursements and waivers	Portfolio Turnover[4]
Conservative
Class A
Year Ended December 31, 2012	6.99%	$1,835	1.00%	2.01%	1.14%	4.34%	84%
Year Ended December 31, 2011	2.51%	1,596	0.95%	2.35%	1.14%	5.64%	45%
Period Ended December 31, 2010[5]	7.46%	1,164	1.10%	2.04%	1.33%	6.67%	27%
Institutional Class
Year Ended December 31, 2012	7.23%	$4,761	0.75%	2.25%	0.89%	4.08%	84%
Year Ended December 31, 2011	2.74%	4,586	0.70%	2.61%	0.89%	5.41%	45%
Period Ended December 31, 2010[5]	7.68%	4,107	0.85%	2.14%	1.08%	6.41%	27%
Class C
Year Ended December 31, 2012	6.23%	$882	1.75%	1.27%	1.89%	5.09%	84%
Year Ended December 31, 2011	1.78%	661	1.70%	1.68%	1.89%	6.35%	45%
Period Ended December 31, 2010[5]	6.54%	27	1.85%	1.27%	2.08%	7.41%	27%

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2012

Notes to Financial Statements

Pax World Funds Series Trust I

NOTE A—Organization and Summary of Significant Accounting Policies

Organization Pax World Funds Series Trust I (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), is an open-end management investment company organized under the laws of the Commonwealth of Massachusetts on May 25, 2006. As of December 31, 2012, the Trust offered eleven investment funds.

These financial statements relate only to the ESG Managers Aggressive Growth Portfolio (the "Aggressive Growth Portfolio"), ESG Managers Growth Portfolio (the "Growth Portfolio"), ESG Managers Moderate Portfolio (the "Moderate Portfolio"), and ESG Managers Conservative Portfolio (the "Conservative Portfolio") (each a "Fund" and collectively, the "Funds"), each a diversified series of the Trust. The Funds described herein commenced operations on January 4, 2010.

Each Fund has three classes of shares—Class A Shares, Institutional Shares and Class C Shares. All share classes of the Funds have the same rights and privileges.

The Funds use multiple managers ("Sleeve Subadvisers") to seek to achieve their investment objectives, and each Sleeve Subadviser seeks to invest the assets of its sleeve(s) in securities consistent with its investment strategy (e.g., large cap growth, small cap value, intermediate term bond) and within the parameters established by Morningstar Associates, LLC for the Funds. Each Sleeve Subadviser also invests the assets of its sleeve(s) in accordance with sustainability or environmental, social and governance ("ESG") criteria. The Sleeve Subadvisers include experienced managers of mutual funds and separately managed accounts that also follow ESG criteria. These funds or separate accounts serve as models upon which Morningstar Associates, LLC has designed the sleeves' investment parameters. Allocation of assets among Sleeve Subadvisers is based on such factors as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations and other economic factors. Pax World Management, LLC (the "Adviser") and Morningstar Associates may periodically adjust asset allocations to favor those Sleeve Subadvisers that

December 31, 2012

Notes to Financial Statements, continued

the Adviser and Morningstar Associates believe will provide the most favorable outlook for achieving a Fund's investment objective. As a result, it is not possible to predict the extent to which any Fund's assets will be invested by (or based upon the recommendations of) a particular Sleeve Subadviser at any time and one or more Sleeve Subadvisers may not be advising any assets for a particular Fund at any given time.

The Aggressive Growth Portfolio's primary investment objective is to seek a high level of long-term capital appreciation. The portfolio expects to invest (directly or indirectly through mutual funds and/or exchange-traded funds ("ETFs") approximately 100% of its total assets in equity securities (e.g., stocks). The Aggressive Growth Portfolio may invest up to 25% of its total assets in fixed income securities. Additionally, the Aggressive Growth Portfolio can invest up to 85% of its total assets in securities of non-U.S. issuers including investments in emerging markets. Over the longer term, relative to the other ESG Managers Portfolios, the Aggressive Growth Portfolio should offer shareholders the potential for a high level of capital growth with relatively little income.

The Growth Portfolio's investment objective is to seek long-term capital appreciation. Under normal market conditions, the Growth Portfolio expects to invest (directly or indirectly through mutual funds and/or ETFs approximately 80% of its total assets in equity securities (e.g., stocks) and approximately 20% of its total assets in fixed income securities (e.g., corporate bonds, U.S. Treasury securities, agency securities and municipal bonds). The Growth Portfolio may invest up to 100% of its total assets in equity securities and up to 40% of its total assets in fixed income securities. Additionally, the Growth Portfolio can invest up to 70% of its total assets in securities of non-U.S. issuers including investments in emerging markets. Over the longer term, relative to the other ESG Managers Portfolios, the Growth Portfolio should offer shareholders the potential for a low to medium level of income and a medium to high level of capital growth.

The Moderate Portfolio's primary investment objective is to seek long-term capital appreciation. As a secondary objective and to the extent consistent with its primary investment objective, the Moderate Portfolio seeks current income. Under normal market conditions, the Moderate Portfolio expects to invest (directly or indirectly through mutual funds and/or ETFs approximately 60% of its total assets in equity securities (e.g., stocks) and approximately 40% of

December 31, 2012

Notes to Financial Statements, continued

its total assets in fixed income securities (e.g., corporate bonds, U.S. Treasury securities, agency securities and municipal bonds). The Moderate Portfolio may invest up to 80% of its total assets in equity securities and up to 60% of its total assets in fixed income securities. The Moderate Portfolio can invest up to 50% of its total assets in securities of non-U.S. issuers including investments in emerging markets, though it is not currently anticipated that the Moderate Portfolio would invest more than 10% if its assets in emerging market securities. Over the longer term, relative to the other ESG Managers Portfolios, the Moderate Portfolio should offer shareholders the potential for a medium level of income and a medium level of capital growth.

The Conservative Portfolio's primary investment objective is to seek preservation of capital and current income. As a secondary objective and to the extent consistent with its primary investment objective, the Conservative Portfolio seeks capital appreciation. Under normal market conditions, the Conservative Portfolio expects to invest (directly or indirectly through mutual funds and/or ETFs approximately 65% of its total assets in fixed income securities (e.g., corporate bonds, U.S. Treasury securities, agency securities and municipal bonds) and cash and approximately 35% of its total assets in equity securities (e.g., stocks). The Conservative Portfolio may invest up to 100% of its total assets in fixed income securities and up to 50% of its total assets in equity securities. The Conservative Portfolio may invest up to 40% of its total assets in securities of non-U.S. issuers including investments in emerging markets, though it is not currently anticipated that the Conservative Portfolio would invest more than 10% if its total assets in emerging market securities. Over the longer term, relative to the other ESG Managers Portfolios, the Conservative Portfolio should offer shareholders the potential for a medium to high level of income and a low to medium level of capital growth.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects this risk of loss to be remote.

December 31, 2012

Notes to Financial Statements, continued

Accounting Estimates The preparation of financial statements in conformity with U.S. generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments For purposes of calculating the net asset value ("NAV"), determined ordinarily as of the close of regular trading (normally 4:00 p.m. Eastern time) (the "NYSE Close") on the New York Stock Exchange ("NYSE") on each day (a "Business Day") that the NYSE is open for trading, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. U.S. fixed income and non-U.S. securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to the Funds or their agents after NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or NAV determined earlier that day.

Fair values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or pricing services. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost, which approximates fair value.

Investments denominated in currencies other than the U.S. dollar are converted to U.S. dollars using daily exchange rates obtained from pricing services. As a result, the NAV of a Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar.

The Board has delegated to the Adviser's Best Execution and Valuation Committee the day-to-day responsibility for making evaluated pricing determinations with respect to Fund holdings. The Best Execution and Valuation Committee is comprised of representatives of the Adviser, including several members of the Portfolio Management team, the Director of Trading, the Chief Compliance Officer and the Chief Financial Officer. One of the

December 31, 2012

Notes to Financial Statements, continued

functions of the Best Execution and Valuation Committee is to value securities where current and reliable market quotations are not readily available. The Committee meets periodically and reports to the Board at each quarterly meeting regarding any securities for which evaluated pricing was employed during the previous quarter. All actions taken by the Best Execution and Valuation Committee are reviewed and ratified by the Board.

The Funds may determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The Funds may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. Various factors may be considered in order to make a good faith determination of a security's fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time at which Funds' net asset value is determined; and changes in overall market conditions. At December 31, 2012, no management-appraised fair valued securities were held by any of the Funds.

For those Funds that invest in non-U.S. securities, investors should be aware that many securities markets and exchanges outside the U.S. close prior to the close of the NYSE, and the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the Funds' fair value pricing procedures require the Funds to consider changes in the fair value of non-U.S. securities between the time of the closing of the local market's exchange and the close of the NYSE. Generally, if there has been a movement in the U.S. market that exceeds a specified threshold, the Funds will assess whether the closing price on the local exchange is still appropriate. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an

December 31, 2012

Notes to Financial Statements, continued

investment using the Funds' fair value pricing procedures may differ from recent market prices for the investment.

Fair Value Measurements Fair value is defined as the price that the Fund would receive upon selling an investment in orderly transaction between market participants. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

• Level 1 –  quoted prices in active markets for identical investments

• Level 2 –  other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 –  significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a general summary of valuation inputs and classifications for different categories of securities.

Equity Securities Equity securities, including common stocks, preferred stocks and exchange-traded funds, for which market quotations are readily available, valued at the last reported sale price or official closing price as reported by an independent pricing service, are generally categorized as Level 1 in the hierarchy. Non-U.S. equity securities may also be valued at official close, or may be valued based on the fair value pricing procedures noted above. When third-party fair value pricing of foreign securities methods are applied, they are generally categorized as Level 2. To the extent that inputs for equity securities are unobservable, values are categorized as Level 3 in the hierarchy.

Fixed Income Securities Fixed income securities, including corporate Bonds (both investment-grade and high-yield), U.S. Treasury Obligations, Government Bonds, Mortgage-Backed and Asset-Backed Securities and

December 31, 2012

Notes to Financial Statements, continued

Municipal Bonds, are valued at evaluated prices received from independent pricing services, which are evaluated using various inputs and techniques which may include trade activity, broker-dealer quotes, yield curves, coupon rates, default rates, cash flows, models and other inputs, and are generally categorized as Level 2 in the hierarchy. To the extent that inputs for fixed income securities are unobservable, values are categorized as Level 3 in the hierarchy.

Mutual Fund Investments Investments in mutual funds are valued at the Funds' closing net asset value and are generally categorized as Level 1.

Short-term Investments Short-term securities, including repurchase agreements with remaining maturities of 60 days or less, which are valued at amortized cost, are generally categorized as Level 2 in the hierarchy.

The following is a summary of the inputs used to value the Funds' net assets as of December 31, 2012:

	Level 1	Level 2	Level 3	Totals
ESG Aggressive Growth
Common Stocks—Domestic	$7,298,912	$—	$—	$7,298,912
Common Stocks—Foreign	1,020,210	184,298	—	1,204,508
Preferred Stocks	—	5,348	—	5,348
Affiliated Investment Companies	3,795,554	—	—	3,795,554
Unaffiliated Investment Companies	691,968	—	—	691,968
Total	$12,806,644	$189,646	$—	$12,996,290
ESG Growth
Common Stocks—Domestic	$5,424,708	$—	$—	$5,424,708
Common Stocks—Foreign	802,457	143,323	—	945,780
Preferred Stocks	—	3,620	—	3,620
Affiliated Investment Companies	3,042,041	—	—	3,042,041
Unaffiliated Investment Companies	899,087	—	—	899,087
Corporate Bonds	—	249,020	—	249,020
U.S. Govt Agency Bonds	—	59,606	—	59,606
Government Bonds	—	21,326	—	21,326
U.S. Treasury Notes	—	221,048	—	221,048
Mortgage-Backed Securities	—	161,846	—	161,846
Total	$10,168,293	$859,789	$—	$11,028,082

December 31, 2012

Notes to Financial Statements, continued

	Level 1	Level 2	Level 3	Totals
ESG Moderate
Common Stocks—Domestic	$6,055,894	$—	$—	$6,055,894
Common Stocks—Foreign	882,702	133,356	—	1,016,058
Preferred Stocks	—	3,455	—	3,455
Affiliated Investment Companies	3,349,593	—	—	3,349,593
Unaffiliated Investment Companies	3,115,321	—	—	3,115,321
Corporate Bonds	—	851,285	—	851,285
U.S. Govt Agency Bonds	—	283,183	—	283,183
Government Bonds	—	64,396	—	64,396
U.S. Treasury Notes	—	506,842	—	506,842
Mortgage-Backed Securities	—	592,514	—	592,514
Cash Equivalents	—	101,000	—	101,000
Total	$13,403,510	$2,536,031	$—	$15,939,541
ESG Conservative
Common Stocks—Domestic	$1,596,380	$—	$—	$1,596,380
Common Stocks—Foreign	238,614	47,628	—	286,242
Preferred Stocks	—	1,234	—	1,234
Affiliated Investment Companies	1,196,487	—	—	1,196,487
Unaffiliated Investment Companies	2,567,446	—	—	2,567,446
Corporate Bonds	—	840,655	—	840,655
U.S. Govt Agency Bonds	—	210,069	—	210,069
Government Bonds	—	64,396	—	64,396
U.S. Treasury Notes	—	141,229	—	141,229
Mortgage-Backed Securities	—	599,002	—	599,002
Total	$5,598,927	$1,904,213	$—	$7,503,140

Transfers in and out of Levels during the period are assumed to be transferred on the last day of the period at their current value. During the period, transfers from Level 2 to Level 1 due to utilization of a pricing vendor's fair value pricing of foreign securities were: $4,282 for the Aggressive Growth Portfolio, $3,228 for the Growth Portfolio, $2,964 for the Moderate Portfolio and $1,054 for the Conservative Portfolio.

Investment Transactions Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses from the sale or disposition of securities are determined on the identified cost basis, which is also used for federal income tax purposes. Corporate actions (including cash dividends) are recorded net of foreign tax withholdings.

December 31, 2012

Notes to Financial Statements, continued

Investment Income Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premiums, if any. The value of additional securities received as dividend payments is recorded as income and as an increase to the cost basis of such securities. The Funds amortize purchase price premium and accrete discount on bonds, if any, over the remaining life of the bonds using the effective interest method of amortization; for callable bonds, the amortization period is to the most likely call date.

Distributions to Shareholders Distributions to shareholders are recorded by each of the Funds on the ex-dividend dates. The Funds expect to pay dividends of net investment income, if any, semiannually and to make distributions of capital gains, if any, at least annually. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

Class Accounting Expenses directly attributable to a class of shares, such as 12b-1 distribution fees, are charged to that class. Each Fund has adopted a 12b-1 plan, applicable to certain classes of each of the Funds. Expenses of the Funds that are directly identifiable to a specific Fund, such as transfer agent fees, custody fees and registration fees, are applied to that Fund. Expenses that are not readily identifiable to a specific Fund, such as printing expense, Trustees' fees and legal fees, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the Funds. Investment income, realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class of shares.

Federal Income Taxes Each of the Funds intends to elect to be treated and qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If a Fund so qualifies and satisfies certain distribution requirements, such Fund will ordinarily not be subject to federal income tax on its net investment income (which includes short-term capital gains) and net capital gains that it distributes to shareholders. Each Fund expects to distribute all or substantially all of its income and gains to shareholders every year. Therefore, no Federal income or excise tax provision is required. The Funds are treated as separate entities for U.S. federal income tax purposes.

December 31, 2012

Notes to Financial Statements, continued

Foreign Currency Transactions The accounting records of the Funds are maintained in U.S. dollars. In addition, purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.

Non-U.S. Securities Non-U.S. markets can be significantly more volatile than domestic markets, causing the prices of some of the Fund's investments to fluctuate significantly, rapidly and unpredictably. Non-U.S. securities may be less liquid than domestic securities; consequently, the Fund may at times be unable to sell non-U.S. securities at desirable times or prices. Other risks related to non-U.S. securities include delays in the settlement of transactions; less publicly available information about issuers; different reporting, accounting and auditing standards; the effect of political, social, diplomatic or economic events; seizure, expropriation or nationalization of the issuer or its assets; fluctuation in foreign currency exchange rates and the possible imposition of currency exchange controls. If the Fund invests substantially in securities of non-U.S. issuers tied economically to a particular country or geographic region, it will be subject to the risks associated with such country or geographic region to a greater extent than a fund that is more diversified across countries or geographic regions.

NOTE B—Investment Advisory Fee and Transactions with Affiliated and Other Parties

The Trust has entered into an Investment Advisory Contract (the "Agreement") with the Adviser. Pursuant to the terms of the agreement, the Adviser, subject to the supervision of the Board of Trustees of the Trust, is responsible for managing the assets of the Funds in accordance with the Funds' investment objective, investment programs and policies.

December 31, 2012

Notes to Financial Statements, continued

Pursuant to the Agreement the Adviser has contracted to furnish the Funds continuously with an investment program, determining what investments to purchase, sell and exchange for the Funds and what assets to hold uninvested. The Adviser also has contracted to provide office space and certain management and administrative facilities for the Funds. In return for such services, the Funds pay an advisory fee to the Adviser at the following annual rates (expressed as a percentage of the average daily net assets of such Fund):

Fund	Average Net Asset Value of Fund
Aggressive Growth	0.90%
Growth	0.85%
Moderate	0.80%
Conservative	0.75%

The Adviser has entered into an Asset Allocation Agreement with Morningstar Associates, whereby Morningstar Associates, subject to the supervision of the Board of Trustees of the Trust and the Adviser, is responsible for certain portfolio construction services for the Funds.

Pursuant to the Asset Allocation Agreement, Morningstar Associates has contracted to have supervisory responsibility for: (i) the implementation of the asset allocation strategy of each Fund, (ii) the amount of assets allocated to each Sleeve Subadviser and/or the Adviser, (iii) the evaluation, selection and recommendation to the Adviser and the Board of Trustees of hiring, termination and replacement of Sleeve Subadvisers to manage the assets of each Fund, and (iv) overseeing and monitoring the ongoing performance of Sleeve Subadvisers of each Fund, including their compliance with the investment objectives, policies and restrictions of the relevant Fund. For its services under the Asset Allocation Agreement, Morningstar Associates receives from the Adviser a fee based on a percentage of each applicable Fund's average daily net assets from the Adviser's advisory fee (the "Lead Subadvisory fee") at an annual rate of 0.15%

Pursuant to Subadvisory Contracts, the Sleeve Subadvisers manage the Funds' portfolios of securities and make decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Trustees of the Funds, the Adviser, and Morningstar Associates. For their services under their respective Subadvisory Contracts, each Sleeve Subadviser receives from the Adviser a fee based on a percentage of the applicable sleeve's average daily net assets from the Adviser's advisory fee (the "Subadvisory fees").

December 31, 2012

Notes to Financial Statements, continued

Payment of fees to Morningstar and the Sleeve Subadvisers is the responsibility of the Adviser, and is not an additional expense of the Funds.

During the period, the Adviser voluntarily waived advisory fees related to a portion of the initial seed investment and also related to a portion of the acquired fund fees for investments in other mutual funds managed by the Adviser. For the year ended December 31, 2012, the Funds incurred the following advisory fees and fee waivers:

Fund	Gross Advisory Fees	Advisory Fees Waived	Net Advisory Fee
Aggressive Growth	$111,338	$15,550	$95,788
Growth	90,871	22,881	67,990
Moderate	108,405	22,010	86,395
Conservative	55,874	10,312	45,562

The Adviser has contractually agreed to reimburse Funds to the extent that each Fund's respective expenses exceed, on an annual basis, the following percentages of average daily net assets:

Fund	Class A	Institutional	Class C
Aggressive Growth	1.44%	1.19%	2.19%
Growth	1.34%	1.09%	2.09%
Moderate	1.24%	0.99%	1.99%
Conservative	1.14%	0.89%	1.89%

The Adviser has contractually agreed to reimburse expenses to the extent they exceed the expense caps indicated until at least December 31, 2015.

Such expenses include (i) investment advisory and distribution fees; (ii) the fees of affiliated and unaffiliated Trustees; (iii) the fees of the Funds' custodian and transfer agent; (iv) the fees of the Funds' legal counsel and independent registered public accounting firm; (v) the reimbursement of organizational expenses; and (vi) expenses related to shareholder communications including all expenses of shareholders' and Board of Trustees' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders.

December 31, 2012

Notes to Financial Statements, continued

For the period ended December 31, 2012, the dollar amounts of expense reimbursements for each of the Funds were as follows:

	Total Expense Reimbursement by Adviser
Fund	Class A	Institutional	Class C
Aggressive Growth	$144,287	$43,984	$27,732
Growth	70,470	115,512	56,335
Moderate	106,177	109,071	25,950
Conservative	53,321	162,763	22,174

Each Fund has adopted a plan (a "12b-1 Plan") pursuant to Rule 12b-1 under the 1940 Act that allows it to pay distribution fees for the sale and distribution of its Class A and Class C shares and for personal services rendered to the Fund shareholders in connection with the maintenance of shareholder accounts. The Funds' distributor may pay all or any portion of the distribution fee to securities dealers or other organizations (including, but not limited to, any affiliate of the distributor) as commissions, asset-based sales charges or other compensation with respect to the sale of indicated shares of such Fund, and may retain all or any portion of the distribution fee as compensation for the distributor's services as principal underwriter of the indicated shares of such Fund. The annual fees may equal up to 0.25% for Class A or up to 0.75% for Class C of the average daily net assets allocable to such classes of shares of a Fund.

In addition to the 12b-1 Plan, each Fund has adopted a shareholder services plan (a "Services Plan") with respect to Class C shares. Under each Services Plan, up to 0.25% of the average daily net assets allocable to Class C shares of the Fund may be used to pay service fees to qualified dealers for providing certain shareholder services (e.g., personal services rendered to such shareholders and/or the maintenance of shareholder accounts).

Several individuals who are officers and/or Trustees of the Trust are also employees of the Adviser.

December 31, 2012

Notes to Financial Statements, continued

NOTE C—Investment Information

Purchases and proceeds from sales of investments for the Funds for the period ended December 31, 2012 were as follows:

	Purchases		Sales
Fund	Investments[1]	U.S. Government Bonds	Investments[1]	U.S. Government Bonds
Aggressive Growth	$12,033,357	$—	$5,346,363	$—
Growth	5,766,974	154,466	4,762,965	271,864
Moderate	9,858,316	465,685	4,857,669	723,332
Conservative	6,334,878	714,682	4,551,116	1,532,499

1Excluding short-term investments and U.S. Government bonds.

For federal income tax purposes, the identified cost of investments owned at December 31, 2012 as well as the gross unrealized appreciation (depreciation) of investments and resulting net unrealized appreciation (depreciation) as of December 31, 2012 were as follows for the Funds:

Fund	Identified cost of investments for Federal income tax basis	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Aggressive Growth	$11,896,053	$1,242,390	$142,153	$1,100,237
Growth	9,981,759	1,165,009	118,686	1,046,323
Moderate	14,793,195	1,261,193	114,847	1,146,346
Conservative	7,065,832	472,603	35,295	437,308

The term "affiliated company" includes other investment companies that are managed by a Fund's Adviser. At December 31, 2012, the Funds held the following investments in affiliated companies:

Fund	Shares Held 12/31/12	Value at 12/31/11	Gross Additions	Gross Reductions	Value at 12/31/12	Income Distributions
Aggressive Growth
Pax MSCI EAFE ESG Index ETF	24,889	$108,023	$1,002,046	$476,333	$610,029	$15,150
Pax MSCI North America ESG Index ETF	78,315	424,013	2,065,275	223,926	2,319,683	38,122
Pax World Balanced Fund	—	248,937	9	270,123	—	9
Pax World Global Environmental Markets Fund	19,769	75,540	121,363	17,567	196,113	3,560
Pax World High Yield Bond Fund	—	90,280	1,519	94,810	—	1,520
Pax World International Fund	81,774	309,785	658,304	315,992	669,729	18,331
Total		$1,256,578	$3,848,516	$1,398,751	$3,795,554	$76,692

December 31, 2012

Notes to Financial Statements, continued

Fund	Shares Held 12/31/12	Value at 12/31/11	Gross Additions	Gross Reductions	Value at 12/31/12	Income Distributions
Growth Portfolio
Pax MSCI EAFE ESG Index ETF	16,280	$44,015	$564,661	$199,600	$399,023	$7,642
Pax MSCI North America ESG Index ETF	52,231	502,005	1,104,695	100,035	1,547,077	25,042
Pax World Balanced Fund	1,817	49,022	107,005	119,597	43,492	690
Pax World Global Environmental Markets Fund	23,912	113,047	100,303	—	237,209	4,163
Pax World High Yield Bond Fund	62,624	511,172	126,243	190,076	469,683	39,140
Pax World International Fund	42,193	495,611	45,707	244,668	345,557	8,287
Total		$1,714,872	$2,048,614	$853,976	$3,042,041	$84,964
Moderate Portfolio
Pax MSCI EAFE ESG Index ETF	18,298	$126,962	$484,581	$164,670	$448,484	$7,162
Pax MSCI North America ESG Index ETF	51,053	687,680	859,879	106,034	1,512,185	22,702
Pax World Balanced Fund	22,879	67,755	559,325	100,888	547,734	9,025
Pax World Global Environmental Markets Fund	22,283	112,199	136,490	50,000	221,045	4,209
Pax World High Yield Bond Fund	62,873	364,749	324,404	237,000	471,544	37,098
Pax World International Fund	18,144	224,219	211,179	299,385	148,601	7,003
Total		$1,583,564	$2,575,858	$957,977	$3,349,593	$87,199
Conservative Portfolio
Pax MSCI EAFE ESG Index ETF	6,544	$27,902	$141,296	$19,938	$160,393	$3,121
Pax MSCI North America ESG Index ETF	17,123	177,602	456,552	148,313	507,182	8,146
Pax World Balanced Fund	8,351	241,172	191,009	258,152	199,926	4,460
Pax World Global Environmental Markets Fund	6,406	57,653	10,123	14,224	63,543	1,123
Pax World High Yield Bond Fund	31,193	291,332	168,101	239,093	233,950	23,630
Pax World International Fund	3,845	112,204	15,772	105,546	31,493	1,824
Total		$907,865	$982,853	$785,266	$1,196,487	$42,304

Income distributions from affiliates are included as dividend income on the Statement of Operations. Dividends are reinvested, with reinvestment amount included under Gross Additions column above.

At December 31, 2012, the Aggressive Growth Portfolio, Growth Portfolio, Moderate Portfolio and Conservative Portfolio had unrealized foreign currency gains of $32, $62, $43 and $26, respectively.

December 31, 2012

Notes to Financial Statements, continued

Repurchase Agreements The Funds may enter into repurchase agreements with institutions that the Adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. In the case of repurchase agreements with broker-dealers, the value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The collateral is held by a third party, which the Funds may not recall. A Fund bears the risk of loss in the event the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Restricted and Illiquid Securities The Funds may purchase certain restricted securities and limited amounts of illiquid securities. The Funds may invest in securities exempt from registration under Rule 144A of the Securities Act of 1933 ("the Act") which are restricted from sale to the public and may only be sold to a qualified institutional buyer. The Funds do not have the right to demand that such securities be registered. The value of such securities is determined by valuations supplied by a pricing service or, if not available, in good faith by or at the direction of the Board of Trustees. Without regard to the underlying holdings of affiliated investment companies in which the Funds invest, at December 31, 2012, the Funds did not directly hold any securities exempt from registration under Rule 144A of the Act.

The Fund will classify as "illiquid" all securities that may no longer be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued such security for the purpose of calculating the Fund's net asset value. Illiquid investments may include restricted securities, repurchase agreements that mature in more than seven days or that have a notice or demand feature more than seven days, certain over-the counter option contracts and participation interests in loans. Because illiquid securities trade less frequently and in smaller volume than liquid securities, the Fund may experience difficulty in closing out positions at prevailing market prices. Without regard to the underlying holdings of affiliated investment companies in which the Funds invest, at December 31, 2012, the Funds did not directly hold any securities which were deemed illiquid.

December 31, 2012

Notes to Financial Statements, continued

NOTE D—Tax Information

For financial reporting purposes, the capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions and tax treatment related to investments in REITs, ETFs and PFICs.

For the year ended December 31, 2012, the Funds recorded the following reclassifications:

Fund	Undistributed Net Invested Income	Accumulated Net Realized Gain (Loss)	Paid-In Capital
Aggressive Growth	$672	$(672)	$—
Growth	746	(746)	—
Moderate	701	(701)	—
Conservative	279	(279)	—

Net investment income, net realized gains (losses) and net assets were not affected by these reclassifications.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from GAAP. In addition to permanent differences previously noted, temporary differences may arise from recognition of certain items of income, expense, gain or loss in different periods for financial reporting and tax purposes. Such differences will reverse at some time in the future. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. For tax purposes, short-term capital gains are considered ordinary income.

December 31, 2012

Notes to Financial Statements, continued

The tax character of distributions paid during 2012 and 2011 was as follows:

	Paid in 2012		Paid in 2011
Fund	Ordinary income	Long-term capital gains	Ordinary income	Long-term capital gains
Aggressive Growth	$116,935	$—	$47,296	$1,610
Growth	161,914	—	163,118	4,203
Moderate	223,423	10,207	185,441	36,157
Conservative	188,587	29,260	144,910	37,968

As of December 31, 2012, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
Aggressive Growth	$17,633	$—	$(149,093)	$1,100,269
Growth	10,604	—	(1,313)	1,046,385
Moderate	20,510	4,925	—	1,146,389
Conservative	6,813	69,712	—	437,334

The RIC Modernization Act of 2010 (the "Act") was signed into law on December 22, 2010. Under the Act, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, losses incurred post-enactment will be required to be utilized prior to the losses incurred in pre-enactment years. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment losses that are carried forward will retain their character as either short-term or long-term capital losses, rather than being considered as all short-term as under previous law.

In 2012, the Funds utilized prior carryforward losses and carried forward remaining losses as follows:

	Capital Loss	No Expiration
Fund	Carryforwards Utilized in 2012	Short-term	Long-term
Aggressive Growth	$—	$70,708	$78,385
Growth	40,322	1,313	—
Moderate	—	—	—
Conservative	—	—	—

December 31, 2012

Notes to Financial Statements, continued

Uncertain Tax Position Management has analyzed the Funds' tax positions taken for all open tax years which remain subject to examination by the Funds' major tax jurisdictions (years 2010 through 2011). The Funds recognize interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. Management has concluded that, as of and during the period ended December 31, 2012, no provision for federal income tax is necessary and, therefore, the Funds did not have a liability for any unrecognized tax expenses.

Note F—Other

Recent Accounting Pronouncements In December 2011, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements related to derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact, if any, of the update's adoption on the financial statements of the Funds.

December 31, 2012

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Pax World Funds Series Trust I:

We have audited the accompanying statements of assets and liabilities of ESG Managers® Aggressive Growth Portfolio, ESG Managers® Growth Portfolio, ESG Managers® Moderate Portfolio, and ESG Managers® Conservative Portfolio (collectively, the "Funds") (four of the eleven funds constituting the Pax World Funds Series Trust I), including the schedules of investments, as of December 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ESG Managers® Aggressive Growth Portfolio, ESG Managers® Growth Portfolio, ESG Managers® Moderate Portfolio, and ESG Managers® Conservative Portfolio of Pax World Funds Series Trust I at December 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 22, 2013

December 31, 2012

Proxy Voting (Unaudited)

You may obtain a description of the Funds' policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, without charge, upon request by contacting the Funds at 877.374.7678, or within the Statement of Additional Information available on ESG Managers' website at www.esgmanagers.com or on the SEC's website at www.sec.gov.

The information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by telephoning ESG Managers (toll-free) at 877.374.7678 or visiting ESG Managers' website at www.esgmanagers.com and will be available without charge by visiting the SEC's website at www.sec.gov.

Quarterly Portfolio Holdings Disclosure (Unaudited)

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund's Form N-Qs are available on the SEC website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Information contained in each Fund's Form N-Qs may also be obtained by visiting ESG Managers' website at www.esgmanagers.com or telephoning ESG Managers (toll-free) at 877.374.7678.

Federal Tax Information (Unaudited)

The percentages of ordinary income distributed by each of the Funds that is Qualified Dividend Income (QDI) and that qualifies for corporate Dividends Received Deduction (DRD) are as follows:

Fund	QDI Percent	DRD Percent
Aggressive Growth	100.00%	100.00%
Growth	100.00%	80.34%
Moderate	99.93%	54.76%
Conservative	99.61%	25.02%

December 31, 2012

Management of the Funds (Unaudited)

The business of the Trust is managed under the direction of the Trust's Board of Trustees. The Adviser serves as investment adviser to the Funds pursuant to an investment advisory agreement between the Adviser and the Trust. The Trust's Board of Trustees oversees the Adviser and decides upon matters of general policy. The Board of Trustees meets at least four (4) times per year, and reviews the performance and operations of the Funds. The Adviser, either directly or through others selected by the Adviser, furnishes daily investment advisory services.

Officers/Trustees

The following table reflects the name and age, position(s) held with the Trust, the term of office and length of time served, the principal occupation(s) during the past five (5) years, other directorships held, and the number of portfolios overseen in the Pax World Fund Family of those persons who were the trustees and/or officers of the Funds on December 31, 2012. The trustees and officers set forth in the first table below (Interested Trustees and Officers) are considered interested persons under the 1940 Act by virtue of their position or affiliation with the Adviser. The trustees in the second table (Disinterested Trustees) are not considered interested persons and have no affiliation with the Adviser. The business address of each trustee and officer is 30 Penhallow Street, Suite 400, Portsmouth, NH 03801.

None of the officers or trustees of the Funds are related to one another by blood, marriage or adoption. The aggregate remuneration paid by each Fund during the period covered by the report to (i) all Trustees and all members of any advisory board for regular compensation; (ii) each Trustee and each member of an advisory board for special compensation; (iii) all officers; and (iv) each person of whom any officer or Trustee of the Fund is an affiliated person is as follows: Aggressive Growth Portfolio, $12,736; Growth Portfolio, $12,647; Moderate Portfolio, $ 12,813; and Conservative Portfolio, $12,458.

December 31, 2012

Interested Trustees and Officers

Name and Age	Position(s) Held With the Trust; Term of Office[1]; and Length of Time Served	Principal Occupation(s) During Past Five Years and Other Directorships Held by Trustee or Officer	Number of Portfolios in the Pax World Fund Family Overseen by Trustee
Laurence A. Shadek (63)	Trustee (since 2006)	Chairman of the Board of the Adviser (1996-present); Executive Vice-President of Wellington Shields & Co. LLC or its predecessor (1986-present); Executive Vice President of Pax World Money Market Fund (1998-2008); Chairman of the Board of Directors of the Pax World Balanced Fund (1996-2006), Pax World Growth Fund (1997-2006), and Pax World High Yield Bond Fund (1999-2006); member of the Board of Trustees of Franklin & Marshall College (1998- present).	13
Joseph Keefe (59)	Trustee, Chief Executive Officer (since 2006)	Chief Executive Officer (2005-present) and President (2006-present) of the Adviser; President of Pax World Money Market Fund (2006-2008); Senior Vice President of the Pax World Balanced, Pax World Growth, and Pax World High Yield Bond Fund (2005-2006); President of New Circle Communications LLC (2000-2005); Chair of Board, Women Thrive Worldwide (2009-present); Co-Chair of The Carbon Coalition (2003-present); member of the Boards of Directors of Americans for Campaign Reform (2003-present), On Belay (2006-2011) and the Social Investment Forum (2000-2006).	13
John Boese (49)	Chief Compliance Officer (since 2006)

Chief Compliance Officer of the Adviser (2006-present); Chief Compliance Officer for Pax World Funds Trust II (2008-present); Vice President and Chief Regulatory Officer of the Boston Stock Exchange, Boston, MA (2000-2006).

N/A
Maureen Conley (50)	Secretary (since 2006)	Senior Vice President of Shareholder Services/Operations (2005-present) and Manager of Shareholder Services (2000-2005) for the Adviser; Secretary Pax World Funds Trust II (2008-present).	N/A
Alicia K. DuBois (53)	Treasurer (since 2006)

Chief Financial Officer for the Adviser (2006-present); Treasurer for Pax World Funds Trust II (2008-present); Assistant Treasurer for both Jefferson Pilot Investment Advisory Corp. and Jefferson Pilot Variable Fund, Inc. (2001-2006); and Assistant Vice President at Lincoln Financial Group (formerly Jefferson-Pilot Corp.) (2005-2006).

N/A
Scott LaBreche (40)	Assistant Treasurer (since 2010)

Assistant Treasurer for Pax World Funds Trust II (2010-present); Director, Portfolio Analysis & Reporting for the Adviser (2009-present), Fund Administration Manager & Portfolio Analyst for the Adviser (2007-2009), Securities Fund Analyst, Lincoln Financial Group (formerly Jefferson Pilot Financial) (2000-2007).

N/A

December 31, 2012

Disinterested Trustees

Name and Age	Position(s) Held With the Trust; Term of Office[1]; and Length of Time Served	Principal Occupation(s) During Past Five Years and Other Directorships Held by Trustee or Officer	Number of Portfolios in the Pax World Fund Family Overseen by Trustee
Adrian P. Anderson (58)[2]	Trustee (since 2007)	Chief Executive Officer of North Point Advisors, LLC (2004-present); Senior Consultant of Gray and Co. (1999-2004).	13
Carl H. Doerge, Jr. (74)[2]	Chairman of the Board of Trustees; Trustee (since 2006)	Private investor (1995-present); member of the Board of Trustees and Police Commissioner of the Village of Upper Brookville, NY (1998-present); member of the Board of Directors (1998-present) and Chairman of the Investment Committee (1999-present) of St. Johnland Nursing Home in Kings Park, NY.	13
Cynthia Hargadon (57)[3]	Trustee (since 2006)	Senior Consultant and Partner of North Point Advisors, LLC (2003-2006, 2010-present); Managing Director of CRA Rogers Casey (2006-present).	13
Louis F. Laucirica (71)[2]	Trustee (since 2006)	Associate Dean and Director of Undergraduate Studies of Stevens Institute of Technology, Howe School (1999-2010).	13
John L. Liechty (58)[3]	Trustee (since 2010)	Principal, Integrated Investment Solutions (2009-present); Principal, Integrated Financial Planning (2010-present); President and CEO, MMA Praxis Mutual Funds (1997-2008).	13
Nancy S. Taylor (57)[3]	Trustee (since 2006)	Senior Minister and CEO, Old South Church in Boston, MA (2005-present); Trustee, Andover Newton Theological School (2002-present); Board of Managers, Old South Meeting House (2005-present); Director, Ecclesia Ministries, a ministry to Boston's homeless population (2003-present).	13

1  Trustees of the Funds hold office until a successor is chosen and qualifies. Officers of the Funds are appointed by the Board of Trustees and hold office until a successor is chosen and qualifies.

2  Designates a member of the Audit Committee. The Audit Committee has the responsibility of overseeing the establishment and maintenance of an effective financial control environment, for overseeing the procedures for evaluating the system of internal accounting control and for evaluating audit performance. The Audit Committee meets on at least a quarterly basis.

3  Designates a member of the Nomination, Compensation & Compliance Committee. The Nomination, Compensation & Compliance Committee is responsible for considering and recommending Board candidates, reviewing and recommending Board compensation, and overseeing regulatory and fiduciary compliance matters. The Nomination, Compensation & Compliance Committee meets on at least a quarterly basis.

December 31, 2012

The Statement of Additional Information includes additional information about the trustees and is available upon request without charge by calling 877.374.7678 between the hours of 9:00 a.m. and 5:30 p.m. Eastern time or by visiting our website at www.esgmanagers.com.

Please note that the information contained herein does not constitute tax advice. Always consult your tax advisor before making any tax-related investment decisions.

This annual report is intended for shareholders of the ESG Managers® Portfolios only, and is not authorized for distribution to other persons unless accompanied or preceded by a prospectus. Please consider the Funds' investment objectives, risks and charges and expenses carefully before investing. The Funds' prospectus contains this and other information about the Funds and may be obtained by calling 877.374.7678, e-mailing info@esgmanagers.com or visiting www.esgmanagers.com. The performance data quoted herein represents past performance, which does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. In addition, current performance may be lower or higher than the performance data quoted herein. For more recent month-end performance information, please call 877.374.7678 or visit www.esgmanagers.com.

Distributor: ALPS Distributors, Inc. member of FINRA (2/13).

THIS PAGE INTENTIONALLY LEFT BLANK

30 Penhallow Street, Suite 400
Portsmouth NH 03801

877.374.7678
www.esgmanagers.com

PAX003029

Item 2.                                 Code of Ethics.

As of December 31, 2012, the Registrant has adopted a “code of ethics,” as such term is defined in paragraph (b) of this Item 2, that applies to all officers of the Registrant, including Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or by a third party.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.                                 Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Carl H. Doerge, Jr. and Adrian Anderson, who each serve on the Board’s Audit Committee, qualify as “audit committee financial experts,” as such term is defined in paragraph (b) of this Item 3. The Board also has determined that Messrs. Doerge and Anderson are “independent,” as such term is interpreted by subparagraph (a)(2) of this Item 3. The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 of the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

Item 4.                                 Principal Accountant Fees and Services.

(a)           Audit Fees.     The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $270,000 and $270,000 for the fiscal years ended December 31, 2012 and 2011, respectively.

(b)           Audit-Related Fees.     The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 and $0 for the fiscal years ended December 31, 2012 and 2011, respectively.

(c)           Tax Fees.     The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $110,106 and $110,106 for the fiscal years ended December 31, 2012 and 2011, respectively. Fees disclosed under this category are for professional services related to review and execution of federal, state and excise tax returns and advice concerning tax compliance and planning.

(d)           All Other Fees.     The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item, are $0 and $0 for the fiscal years ended December 31, 2012 and 2011, respectively.

(e)           (1)    To the extent required by applicable regulations, the Audit Committee approves in advance all audit and non-audit services rendered to the Registrant by the independent registered public accounting firm and all non-audit services to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provide ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant.

(2)     With respect to the services described in paragraphs (b) through (d) of this Item, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of

Regulation S-X and no amount was required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f)            Not applicable.

(g)           The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, or to the Registrant’s investment adviser, or to any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Registrant totaled $0 and $0, for the fiscal years ended December 31, 2012 and 2011, respectively.

(h)           Not applicable.

Item 5.                                 Audit Committee of Listed Registrants.

Not applicable.

Item 6.                                 Schedule of Investments.

A complete series of schedules of investments is included as part of the report to shareholders filed under Item 1.

Item 7.                                 Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.                                 Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.                                 Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.                          Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11.                          Controls and Procedures.

(a)           It is the conclusion of the Registrant’s principal executive officer and principal financial officer (or persons performing similar functions), based on an evaluation of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) (the “Disclosure Controls”) as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of the Disclosure Controls are effective to reasonably ensure that information required to be disclosed by the Registrant in this report on Form N-CSR has been recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

(b)           There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this report on Form N-CSR that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.                          Exhibits.

(a)                    (1)                                The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2)                                 Certifications of the principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached.

(3)                                 Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b)                                 Certification of the principal executive officer and principal financial officer of the Registrant required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Pax World Funds Series Trust I

By (Signature and Title)	/s/ Joseph F. Keefe
Joseph F. Keefe, President

Date	February 22, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Joseph F. Keefe
Joseph F. Keefe, President (Principal Executive Officer)

Date	February 22, 2013

By (Signature and Title)	/s/ Alicia K. DuBois
Alicia K. DuBois, Treasurer (Principal Financial Officer)

Date	February 22, 2013

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